UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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Tandem Diabetes Care, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TANDEM®
DIABETES CARE

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

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Transformational Growth

Notice of Annual Meeting of Stockholders to be Held May 22, 2019

Dear Stockholders:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders of Tandem Diabetes Care, Inc., or the Annual Meeting, which will be held at our principal corporate office, located at 11075 Roselle Street, San Diego, California 92121, on Wednesday, May 22, 2019, at 3:00 p.m., local time.

We are holding the Annual Meeting for the following purposes, as more fully described in the accompanying Proxy Statement:

1.	To elect three Class III directors for a three-year term to expire at the 2022 annual meeting of stockholders.
2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.
3.

To approve amendments to our Amended and Restated 2013 Stock Incentive Plan, or our 2013 Plan, to: (i) increase the number of shares of our Common Stock reserved under our 2013 Plan by 5,000,000 shares, or from 6,726,135 shares to 11,726,135 shares, and (ii) change the methodology for determining the number of equity awards granted to our non-employee directors pursuant to our director compensation program.

4.	To approve, on a non-binding, advisory basis, the compensation of our named executive officers.
5.	To approve, on a non-binding, advisory basis, the frequency of future stockholder advisory votes to approve the compensation of our named executive officers.
6.	To transact such other business as may properly be brought before the Annual Meeting, or at any adjournment or postponement thereof.

All of our stockholders of record as of March 28, 2019 are entitled to attend and vote at the Annual Meeting, or at any adjournment or postponement thereof.

Our board of directors recommends that you vote: FOR the election of each of the director nominees named in Proposal 1; FOR the ratification of the appointment of our independent registered public accounting firm, as provided in Proposal 2; FOR the amendments to our 2013 Plan, as provided in Proposal 3; FOR the advisory approval of the compensation of our named executive officers, as provided in Proposal 4; and for a frequency of every ONE YEAR with respect to the advisory approval of the frequency of future stockholder advisory votes to approve the compensation of our named executive officers, as provided in Proposal 5.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, and the response to the question entitled “How can I vote my shares?” in the accompanying Proxy Statement. If you requested to receive printed proxy materials, you may also refer to the instructions on the proxy card enclosed with those materials.

By Order of the Board of Directors

Sincerely,

John F. Sheridan

President and Chief Executive Officer

San Diego, California

Approximate Date of Mailing of Notice of Internet Availability of Proxy Materials: April 11, 2019

PROXY STATEMENT FOR THE

2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 22, 2019

The board of directors of Tandem Diabetes Care, Inc. is soliciting proxies for use at our 2019 annual meeting of stockholders, or the Annual Meeting, to be held on Wednesday, May 22, 2019, at 3:00 p.m., local time and at any adjournment or postponement thereof. The Annual Meeting will be held at our principal corporate office located at 11075 Roselle Street, San Diego, California 92121. Tandem Diabetes Care, Inc. is sometimes referred to herein as “we,” “us,” “our” or the “Company.”

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

The following questions and answers are intended to briefly address potential questions that our stockholders may have regarding this Proxy Statement and the Annual Meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the rules and regulations of the Securities and Exchange Commission, or the SEC. These questions and answers may not address all of the questions that are important to you as a stockholder. If you have additional questions about this Proxy Statement or the Annual Meeting, please see the response to the question entitled “Whom should I contact with other questions?” below.

Q:	What is the purpose of the Annual Meeting?

A:

At the Annual Meeting, our stockholders will be asked to consider and vote upon the matters described in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders, and any other matters that may properly be brought before the Annual Meeting, or at any adjournment or postponement thereof.

Q:	When and where will the Annual Meeting be held?

A:

You are invited to attend the Annual Meeting on May 22, 2019, at 3:00 p.m., local time. The Annual Meeting will be held at our principal corporate office located at 11075 Roselle Street, San Diego, California 92121.

Q:	Why did I receive these proxy materials?

A:

We are making these proxy materials available in connection with the solicitation by our board of directors of proxies to be voted at the Annual Meeting, and at any adjournment or postponement thereof. Your proxy is being solicited in connection with the Annual Meeting because you owned shares of our Common Stock at the close of business on March 28, 2019, which is the record date for the Annual Meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting.

You are invited to attend the Annual Meeting in person to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares as described in the response to the question entitled “How can I vote my shares?” below and as described elsewhere in this Proxy Statement.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible.

Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials?

A:

Instead of mailing printed copies of our proxy materials to our stockholders, we have elected to provide access to them through the Internet under the SEC’s “notice and access” rules. Accordingly, on or about April 11, 2019, we mailed a Notice of Internet Availability of Proxy Materials, or a Notice, to each of our stockholders. The Notice contains instructions on how to access our proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, or our Annual Report, each of which are available at www.astproxyportal.com/ast/21769. The Notice also provides instructions on how to vote your shares through the Internet, by telephone, or by mail.

We believe compliance with the SEC’s “notice and access” rules will allow us to provide our stockholders with the materials they need to make informed decisions, while lowering the costs of printing and delivering those materials and reducing the environmental impact of the Annual Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice or refer to the section entitled “Stockholders Sharing the Same Address” below for additional information.

Q:	What proposals will be voted upon at the Annual Meeting?

A:	The proposals to be voted upon at the Annual Meeting, and our board of directors’ voting recommendations with respect to each proposal, are as follows:

Proposal	Board’s Voting Recommendation
1.

Election of Directors (Proposal 1): The election of three Class III directors to serve a three-year term. Based upon the recommendation of our nominating and corporate governance committee, our board of directors has nominated and recommends for election as Class III directors each of the following persons:

●    Douglas A. Roeder

●    John F. Sheridan

●    Richard P. Valencia

FOR
2.

Ratification of the Appointment of Independent Registered Public Accounting Firm (Proposal 2):

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019.

FOR
3.

Approval of Amendments to our 2013 Plan (Proposal 3): To approve amendments to our Amended and Restated 2013 Stock Incentive Plan, or our 2013 Plan, to: (i) increase the number of shares of our Common Stock reserved under our 2013 Plan by 5,000,000 shares, or from 6,726,135 shares to 11,726,135 shares, and (ii) change the methodology for determining the equity awards granted to our non-employee directors pursuant to our director compensation program.

FOR
4.

Advisory Approval of the Compensation of our Named Executive Officers (Proposal 4): To approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in the “Compensation Discussion and Analysis” section of this Proxy Statement.

FOR
5.

Advisory Approval of the Frequency of Future Stockholder Advisory Votes to Approve the Compensation of our Named Executive Officers (Proposal 5): To approve, on a non-binding, advisory basis, the frequency of future stockholder advisory votes to approve the compensation of our named executive officers.

EVERY “ONE YEAR”

We will also consider such other business as may properly be brought before the Annual Meeting, or at any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted by our stockholders for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy card will vote the shares they represent using their best judgment. Kim D. Blickenstaff and Leigh A. Vosseller, the designated proxy holders, are members of our management.

Q:	Who may vote at the Annual Meeting?

A:

If you owned shares of our Common Stock on March 28, 2019, the record date for the Annual Meeting, your shares are eligible to be voted, in person or by proxy, at the Annual Meeting. Each stockholder is entitled to one vote for each share of Common Stock held on all matters to be voted upon. On the record date, there were 57,998,812 shares of our Common Stock outstanding and entitled to vote at the Annual Meeting. Please see the response to the question entitled “May I vote my shares in person at the Annual Meeting?” below for additional information.

Q:	What is the quorum requirement for the Annual Meeting?

A:

We need a quorum of stockholders in order to hold the Annual Meeting. A quorum exists when at least a majority of the outstanding shares of our Common Stock entitled to vote as of the record date, or 28,999,407 shares, are present in person or represented by proxy at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned by the Chairman of the meeting or by the vote of a majority of the shares present in person or represented by proxy at the Annual Meeting, in accordance with our bylaws and applicable law, to permit further solicitation of proxies.

Q:	What vote is required to approve each proposal?

A:

Election of Directors (Proposal 1): Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors at the Annual Meeting, so the three nominees for Class III director who receive the most FOR votes will be elected.

Ratification of the Appointment of Independent Registered Public Accounting Firm (Proposal 2): The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting.

Approval of Amendments to our 2013 Plan (Proposal 3): The approval of amendments to our 2013 Plan requires the affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting.

Advisory Approval of the Compensation of our Named Executive Officers (Proposal 4): The approval, on a non-binding, advisory basis, of the compensation of our named executive officers as disclosed in the “Compensation Discussion and Analysis” section of this Proxy Statement requires the affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting.

Advisory Approval of the Frequency of Future Stockholder Advisory Votes to Approve the Compensation of our Named Executive Officers (Proposal 5): The option (every “One Year,” “Two Years” or “Three Years”), if any, that receives the affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting will be deemed to be the frequency preferred by our stockholders, although this approval will be provided on a non-binding, advisory basis.

Q:	What is the difference between a “stockholder of record” and a “beneficial owner”?

A:	You are considered to be a stockholder of record if your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, on the record date.

If, however, your shares are held in a brokerage account or by a bank, broker or other nominee, and not in your name, you are considered to be the “beneficial owner” of shares held in “street name.”

Q:	May I vote my shares in person at the Annual Meeting?

A:	If you are the stockholder of record, you have the right to vote in person at the Annual Meeting. When you arrive at the Annual Meeting, you may request a ballot.

If you are the beneficial owner of shares held in street name, you are welcome to attend the Annual Meeting, but you may not vote your shares in person at the Annual Meeting unless you bring a proxy with you from the bank, broker or other nominee that holds your shares, which provides you the right to vote at the Annual Meeting.

Admission to the Annual Meeting will be on a first-come, first-served basis. You should be prepared to present government-issued photo identification for admittance, such as a passport or driver’s license and, if you are the beneficial owner of the shares held in street name, evidence of your ownership of such shares. Please note that for security reasons, you and your bags may be subject to search prior to your admittance to the Annual Meeting. If you do not comply with these requirements, and any other instructions given by our representatives at the Annual Meeting, you will not be admitted to the Annual Meeting.

Q:	How can I vote my shares?

A:

Election of Directors (Proposal 1): With respect to this proposal, you may either vote FOR all of the director nominees or you may WITHHOLD your vote for all of the director nominees or for any particular nominee that you specify.

Ratification of the Appointment of Independent Registered Public Accounting Firm (Proposal 2): With respect to this proposal, you may vote FOR or AGAINST the proposal, or you may abstain from voting.

Approval of Amendments to our 2013 Plan (Proposal 3): With respect to this proposal, you may vote FOR or AGAINST the proposal, or you may abstain from voting.

Advisory Approval of the Compensation of our Named Executive Officers (Proposal 4): With respect to this proposal, you may vote FOR or AGAINST the proposal, or you may abstain from voting.

Advisory Approval of the Frequency of Future Stockholder Advisory Votes to Approve the Compensation of our Named Executive Officers (Proposal 5): With respect to this proposal, you may vote for a frequency of every ONE YEAR, TWO YEARS or THREE YEARS, or you may abstain from voting.

The procedures for voting are as follows:

Stockholder of Record

If you are a stockholder of record, you may vote in person at the Annual Meeting. Alternatively, you may vote by proxy through the Internet, by phone or by mail as described below. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. If you have already voted by proxy, you may still attend the Annual Meeting and vote in person, and your vote at the Annual Meeting will have the effect of revoking your proxy. Please see the response to the question entitled “How may I revoke or change my vote after submitting my proxy?” below for additional information. To vote in person, please attend the Annual Meeting and request a ballot when you arrive.

•

To vote through the Internet, go to www.voteproxy.com and follow the instructions provided on the website. In order to cast your vote, you will be asked to provide the control number from the Notice or, if you requested to receive printed proxy materials, the control number from the proxy card that was mailed to you. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on May 21, 2019. Our Internet voting procedures are designed to authenticate stockholders by using individual control numbers, which are located on the Notice or proxy card.

•

To vote by phone, call toll-free 1-800-PROXIES (1-800-776-9437) if calling from the United States, or 1-718-921-8500 if calling from foreign countries, from any touch-tone telephone and follow the instructions. In order to cast your vote, you will be asked to provide the control number from the Notice or, if you requested to receive printed proxy materials, the proxy card that was mailed to you. Telephonic voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on May 21, 2019. Our telephonic voting procedures are designed to authenticate stockholders by using individual control numbers, which are located on the Notice or proxy card.

•

To vote by mail using a proxy card, you must request to receive printed proxy materials by following the instructions included in the Notice. The proxy card will be provided with the printed proxy materials. Once received, simply complete, sign and date the proxy card and return it promptly in the envelope provided.

Beneficial Owner

If you are a beneficial owner of shares registered in the name of your bank, broker or other nominee, you should have received a Notice or a proxy card and voting instructions with these proxy materials from that organization rather than from us. To vote your shares, simply follow the instructions provided to you. To vote in person at the Annual Meeting, you must obtain a valid proxy from your bank, broker or other nominee.

Q:	What happens if I do not give specific voting instructions?

A:

If you are a stockholder of record and you indicate when voting that you wish to vote as recommended by our board of directors, or if you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares as recommended by our board of directors on all matters presented in this Proxy Statement, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and do not provide the nominee that holds your shares with specific voting instructions, the nominee may generally vote in its discretion on “routine” matters. However, if the nominee that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine” matter, it will be unable to vote your shares on that matter. When this occurs, it is generally referred to as a “broker non-vote.”

Please see the responses to the questions entitled “Which proposals in this Proxy Statement are considered ‘routine’ or ‘non-routine’ matters?” and “What is the effect of abstentions, withheld votes and broker non-votes?” below for additional information.

Q:	Which proposals in this Proxy Statement are considered “routine” or “non-routine” matters?

A:

Election of Directors (Proposal 1): This is considered a non-routine matter under applicable rules. As a result, a broker or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal.

Ratification of the Appointment of Independent Registered Public Accounting Firm (Proposal 2): This is considered a routine matter under applicable rules. A bank, broker or other nominee may generally vote without instructions on this matter, so we do not expect any broker non-votes in connection with this proposal.

Approval of Amendments to our 2013 Plan (Proposal 3): This is considered a non-routine matter under applicable rules. As a result, a broker or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal.

Advisory Approval of the Compensation of our Named Executive Officers (Proposal 4): This is considered a non-routine matter under applicable rules. As a result, a broker or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal.

Advisory Approval of the Frequency of Future Stockholder Advisory Votes to Approve the Compensation of our Named Executive Officers (Proposal 5): This is considered a non-routine matter under applicable rules. As a result, a broker or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal.

Q:	What is the effect of abstentions, withheld votes and broker non-votes?

A:

Shares held by persons attending the Annual Meeting but not voting, and shares represented by proxies that reflect abstentions or withheld votes as to a particular proposal, will be counted as present at the Annual Meeting for purposes of determining the presence of a quorum. Abstentions and withheld votes are generally treated as shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

•

Election of Directors (Proposal 1): The election of directors will be determined by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors at the Annual Meeting, so withheld votes with respect to this proposal will not have an effect on the outcome of this vote.

•

Ratification of the Appointment of Independent Registered Public Accounting Firm (Proposal 2): This proposal requires the affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting, so abstentions on this proposal will have the same effect as a vote against this proposal.

•

Approval of Amendments to our 2013 Plan (Proposal 3): This proposal requires the affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting, so abstentions on this proposal will have the same effect as a vote against this proposal.

•

Advisory Approval of the Compensation of our Named Executive Officers (Proposal 4): This proposal requires the affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting, so abstentions on this proposal will have the same effect as a vote against this proposal.

•

Advisory Approval of the Frequency of Future Stockholder Advisory Votes to Approve the Compensation of our Named Executive Officers (Proposal 5): This proposal requires the affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting, so abstentions on this proposal will have the same effect as a vote against this proposal.

A broker non-vote occurs when a bank, broker or other nominee holding shares for a beneficial owner has not received instructions from the beneficial owner regarding the voting of the shares and does not have discretionary authority to vote the shares for certain non-routine matters. Shares represented by proxies that reflect a broker non-vote will be counted for purposes of determining the presence of a quorum.

•

Election of Directors (Proposal 1): This proposal is considered a non-routine matter and broker non-votes, if any, will not be counted as votes cast on this proposal and will have no effect on the result of the vote on this proposal.

•

Ratification of the Appointment of Independent Registered Public Accounting Firm (Proposal 2): This proposal is considered a routine matter on which a bank, broker or other nominee generally has discretionary authority to vote, so we do not expect any broker non-votes in connection with this proposal.

•	Approval of Amendments to our 2013 Plan (Proposal 3): This proposal is considered a non-routine matter and broker non-votes, if any, will have no effect on the result of the vote on this proposal.
•

Advisory Approval of the Compensation of our Named Executive Officers (Proposal 4): This proposal is considered a non-routine matter and broker non-votes, if any, will have no effect on the result of the vote on this proposal.

•

Advisory Approval of the Frequency of Future Stockholder Advisory Votes to Approve the Compensation of our Named Executive Officers (Proposal 5): This proposal is considered a non-routine matter and broker non-votes, if any, will have no effect on the result of the vote on this proposal.

Q:	How may I revoke or change my vote after submitting my proxy?

A:	You may revoke your proxy or change your vote at any time before the final vote at the Annual Meeting.

The procedures for revoking your proxy or changing your vote are as follows:

Stockholder of Record

If you are a stockholder of record, you may revoke your proxy in one of the four following ways:

•	you may vote again by Internet or telephone at a later time (prior to the deadline for Internet or telephone voting);
•	you may submit another properly completed proxy card with a later date;
•	you may send a written notice that you are revoking your proxy to Tandem Diabetes Care, Inc., 11075 Roselle Street, San Diego, California 92121, Attention: General Counsel & Corporate Secretary; or
•	you may attend the Annual Meeting and vote in person (however, simply attending the Annual Meeting will not, by itself, revoke your proxy or change your vote).

Your most current Internet proxy, telephone proxy or proxy card will be the one that is counted at the Annual Meeting. If you send a written notice of revocation, please make sure to do so with enough time for it to arrive by mail prior to the Annual Meeting.

Beneficial Owner

If you are a beneficial owner of shares, you may revoke your proxy by following the instructions provided to you by your bank, broker or other nominee.

Q:	What are the costs of soliciting these proxies?

A:

We will pay all of the costs of soliciting these proxies. Our directors, officers and other employees may solicit proxies in person or by telephone, fax or email, but will not receive any additional compensation for these services. Although we have not retained a proxy solicitor to assist in the solicitation of proxies, we may do so in the future, and do not believe the cost of any such proxy solicitor will be material. We may reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding these proxy materials to their principals and in obtaining authority to execute proxies.

Q:	Where can I find voting results of the Annual Meeting?

A:

In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four business days following the Annual Meeting, unless final results are not known at that time, in which case preliminary voting results will be published within four business days of the Annual Meeting and final voting results will be published once they are known by us.

Q:	Whom should I contact with other questions?

A:

If you have additional questions about this Proxy Statement or the Annual Meeting, please contact: Tandem Diabetes Care, Inc., 11075 Roselle Street, San Diego, California 92121, Attention: General Counsel & Corporate Secretary, Telephone: (858) 366-6900.

PROPOSAL 1: ELECTION OF DIRECTORS

Board Structure and Membership

We currently have nine members of our board of directors and no vacancies. Under our charter and bylaws, our board of directors is divided into three classes, as follows:

•	Class I, which currently consists of Messrs. Kim D. Blickenstaff, Howard E. Greene, Jr. and Christopher J. Twomey, whose terms will expire at our 2020 annual meeting of stockholders;
•	Class II, which currently consists of Messrs. Dick P. Allen and Edward L. Cahill and Ms. Rebecca B. Robertson, whose terms will expire at our 2021 annual meeting of stockholders; and
•	Class III, which currently consists of Dr. Fred E. Cohen and Messrs. Douglas A. Roeder and Richard P. Valencia, whose terms will expire at the Annual Meeting.

Dr. Cohen has notified our board of directors of his decision not to stand for re-election at the Annual Meeting. We thank Dr. Cohen for his years of dedicated service. As described in this Proxy Statement, our nominating and corporate governance committee has recommended, and our board of directors has nominated, John F. Sheridan to fill Dr. Cohen’s seat on our board of directors as a Class III director. In addition, we expect Mr. Valencia will replace Dr. Cohen as the Chair of our nominating and corporate governance committee immediately following the Annual Meeting.

Each director in each class will be elected for a term of three years and serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Directors may only be removed for cause by the affirmative vote of a majority of the outstanding shares entitled to vote upon an election of directors, voting together as a single class. Because only one-third of our directors will be elected at each annual meeting of stockholders, two consecutive annual meetings of stockholders could be required for our stockholders to change a majority of our board of directors. Any additional directorships resulting from an increase in the number of directors or a vacancy may be filled by the directors then in office.

Election of Directors

At the Annual Meeting, our stockholders are being asked to vote for the three Class III director nominees listed below to serve on our board of directors until our annual meeting of stockholders to be held in 2022 and until each of their successors has been elected and qualified, or until such director’s earlier death, resignation or removal. With the exception of Mr. Sheridan, each of the nominees is a current member of our board of directors whose term expires at the Annual Meeting. Each of these nominees has consented to serve, if elected.

Required Vote

Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors at the Annual Meeting, so the three nominees for Class III director who receive the most FOR votes will be elected. This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes and withheld votes will not be treated as votes cast for purposes of this proposal and, therefore, will not affect the outcome of the election. If no contrary indication is made, returned proxies will be voted for each of the director nominees, or in the event that any nominee is unable to serve as a director at the time of the election, returned proxies will be voted for any nominee who is designated by our board of directors to fill the vacancy.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES

Nominees for Director

The following table lists the persons recommended by our nominating and corporate governance committee and nominated by our board of directors to be elected as directors, including relevant information as of March 31, 2019 regarding their age, business experience, qualifications, attributes, skills and other directorships:

Nominees for Election to Our Board of Directors

for a Three-Year Term Expiring at the 2022 Annual Meeting of Stockholders

(Class III Directors)

DOUGLAS A. ROEDER Director Chairman, Compensation Committee; Member, Nominating and Corporate Governance Committee Age: 48 Director since: 2009

Mr. Roeder has served on our board of directors since May 2009. Mr. Roeder joined Delphi Ventures as an Associate in 1998, and has been a Partner since 2000, focusing on medical devices, diagnostics and biotechnology. Prior to joining Delphi Ventures, Mr. Roeder was an associate with Alex Brown’s Healthcare Investment Banking Group in San Francisco, where he focused on the medical device, life sciences and healthcare services industries. Mr. Roeder serves as a director of Senseonics Holdings, Inc. (NYSE-MKT: SENS), a continuous glucose monitoring company, and several privately held companies. He previously served as a director of Trivascular Technologies, Inc., a medical device company, which was acquired by Endologix, Inc. (NASDAQ: ELGX) in February 2016. He also previously worked with Putnam Associates, a strategy consulting firm focused on the pharmaceutical and biotechnology industries. Mr. Roeder holds an A.B. in Biochemistry from Dartmouth College.

We believe Mr. Roeder’s experience on several boards of directors of companies in the life sciences industry provides him with key skills in working with directors, understanding board process and functions and working with financial statements. We also believe he brings to our board of directors his long-term investing experience with numerous companies in the healthcare and medical device industries, all of which qualify him for service on our board of directors.

RICHARD P. VALENCIA Director Member, Nominating and Corporate Governance Committee Age: 57 Director since: 2018

Mr. Valencia has served on our board of directors since June 2018. Mr. Valencia served as President of Qualcomm Life, Inc., a subsidiary of Qualcomm Incorporated, since its formation in December 2011 until February 2019, when it was acquired by Francisco Partners. Mr. Valencia currently serves as an advisor to Francisco Partners. Qualcomm Life focuses on commercial healthcare activities and offers products and services to enable wireless connectivity of medical devices and healthcare networks. As President of Qualcomm Life, Mr. Valencia also oversaw Qualcomm’s healthcare venture funds, dRx Capital and Qualcomm Life Fund. Prior to joining Qualcomm Life, Mr. Valencia served as Vice President and General Manager of Qualcomm Wireless Health beginning in October 2010. Earlier in his career, Mr. Valencia founded ProfitLine, Inc., a telecommunications expense management service provider, and served as Chief Executive Officer from 1992 until the sale of the company in 2009. Mr. Valencia holds a B.S. in Finance from California State University, Northridge.

We believe Mr. Valencia’s extensive experience as an executive in the medical technology industry provides him with key skills in working with directors, understanding board process and functions and working with financial statements. We also believe he brings to our board of directors his long-term investing experience with numerous companies in the healthcare and medical device industries, all of which qualify him for service on our board of directors.

JOHN F. SHERIDAN President and Chief Executive Officer Director Nominee Age: 63 Director since: Current nominee

Mr. Sheridan has served as our President and Chief Executive Officer since March 2019 and is our principal executive officer. Prior to that, Mr. Sheridan served as our Executive Vice President and Chief Operating Officer since April 2013. Prior to joining our Company, Mr. Sheridan served as Chief Operating Officer of Rapiscan Systems, Inc., a provider of security equipment and systems, from March 2012 to February 2013. Mr. Sheridan served as Executive Vice President of Research and Development and Operations for Volcano Corporation, a medical technology company, from November 2004 to March 2010. From May 2002 to May 2004, Mr. Sheridan served as Executive Vice President of Operations at CardioNet, Inc., a medical technology company, now operating as BioTelemetry, Inc. (NASDAQ: BEAT). From March 1998 to May 2002, he served as Vice President of Operations at Digirad Corporation, a medical imaging company. Mr. Sheridan holds a B.S. in Chemistry from the University of West Florida and an M.B.A. from Boston University.

We believe Mr. Sheridan will bring to our board of directors valuable perspective and experience as our former Executive Vice President and Chief Operating Officer, and as our current President and Chief Executive Officer. Mr. Sheridan has extensive experience at the management level of various healthcare companies, as well as leadership skills, industry experience and knowledge, all of which qualify him for service on our board of directors.

Continuing Members of Our Board of Directors

The following table includes the members of our board of directors who are continuing in office, including relevant information as of March 31, 2019 regarding their age, business experience, qualifications, attributes, skills and other directorships:

Members of Our Board of Directors Continuing in Office with a Term Expiring at the 2020 Annual Meeting of Stockholders

(Class I Directors)

KIM D. BLICKENSTAFF Executive Chairman of our Board of Directors Age: 66 Director since: 2007

Mr. Blickenstaff has served as the Executive Chairman of our board of directors since March 2019, and on our board of directors since September 2007. Mr. Blickenstaff also previously served as our President and Chief Executive Officer from September 2007 to March 2019. Prior to joining our Company, Mr. Blickenstaff served as Chairman and Chief Executive Officer of Biosite Incorporated, or Biosite, a provider of medical diagnostic products, from 1988 until its acquisition by Inverness Medical Innovations, Inc. in June 2007. Mr. Blickenstaff previously served as a director of Medivation, Inc., a biotechnology company, from 2005 to 2016, until its acquisition by Pfizer, and as a director of DexCom, Inc. (NASDAQ: DXCM), a provider of continuous glucose monitoring systems, from June 2001 to September 2007. Mr. Blickenstaff was formerly a certified public accountant and has more than 20 years of experience overseeing the preparation of financial statements. He holds a B.A. in Political Science from Loyola University, Chicago, and an M.B.A. from the Graduate School of Business, Loyola University, Chicago.

We believe Mr. Blickenstaff brings to our board of directors valuable perspective and experience as our current Executive Chairman and as our former President and Chief Executive Officer. Mr. Blickenstaff has extensive experience at the board level of various healthcare companies, as well as leadership skills, industry experience and knowledge, all of which qualify him for service on our board of directors.

HOWARD E. GREENE, JR. Director Member, Compensation Committee Age: 76 Director since: 2008

Mr. Greene has served on our board of directors since January 2008. Mr. Greene is an entrepreneur who has participated in the founding and management of 11 medical technology companies over 25 years, including three companies for which he served as Chief Executive Officer. He was the co-founder of Amylin Pharmaceuticals, Inc., a public pharmaceutical company that was acquired by Bristol Myers Squibb in August 2012, serving as the Chief Executive Officer of that company from 1987 to 1996. He also served as a director of Amylin Pharmaceuticals from 1987 to April 2009. Mr. Greene also served on the board of directors of Biosite from June 1989 until its sale in 2007. From 1986 until 1993, Mr. Greene was a founding general partner of Biovest Partners, a seed venture capital firm. He was Chief Executive Officer of Hybritech Incorporated from March 1979 until its acquisition by Eli Lilly & Co. in March 1986, and he was co-inventor of Hybritech’s patented monoclonal antibody assay technology. Prior to joining Hybritech, he was an executive with the medical diagnostics division of Baxter Healthcare Corporation and a consultant with McKinsey & Company. Mr. Greene holds a B.A. in Physics from Amherst College and an M.B.A. from Harvard Business School.

We believe Mr. Greene’s background as a Chief Executive Officer and director of publicly traded biotechnology companies, his extensive experience at the executive and board level in multiple companies in the medical technology industry, and his long-term investing experience, brings to our board of directors critical skills related to financial oversight of complex organizations, strategic planning, and corporate governance, all of which qualify him for service on our board of directors.

CHRISTOPHER J. TWOMEY Director Chairman, Audit Committee Age: 59 Director since: 2013

Mr. Twomey has served on our board of directors since July 2013. Mr. Twomey has served as a director and chair of the audit committee of Bionano Genomics (NASDAQ: BNGO), a life sciences genome analysis instrumentation company since July 2018. From March 1990 until his retirement in 2007, Mr. Twomey held various positions with Biosite, most recently serving as Senior Vice President, Finance and Chief Financial Officer. From 1981 to 1990, Mr. Twomey worked for Ernst & Young LLP, where he served as an Audit Manager. Mr. Twomey also served as a director and chair of the audit committee of Senomyx, Inc., a flavor technology company, from March 2006 until its sale to Firmenich SA in November 2018. He also served as a director and chair of the audit committee of Cadence Pharmaceuticals, Inc., from July 2006 until it was acquired by Mallinckrodt plc in March 2014. Mr. Twomey holds a B.A. in Business Economics from the University of California, Santa Barbara.

We believe Mr. Twomey’s experience in senior financial management and on boards of directors of companies in the life sciences industry, as well as his extensive accounting and auditing experience, brings to our board of directors critical skills related to financial oversight of complex organizations, strategic planning, and corporate governance, all of which qualify him for service on our board of directors.

Members of Our Board of Directors Continuing in Office with a Term Expiring at the 2021 Annual Meeting of Stockholders

(Class II Directors)

DICK P. ALLEN Lead Independent Director Member, Audit Committee Age: 74 Director since: 2007

Mr. Allen has served as our Lead Independent Director since March 2019, and as a member of our board of directors since July 2007. Prior to being appointed our Lead Independent Director, Mr. Allen served as the Chairman of our board from January 2016 until March 2019. Mr. Allen was previously the President of DIMA Ventures, Inc., a private investment firm providing seed capital and board-level support for start-up companies in the healthcare field, until July 2009. Mr. Allen was a co-founder of Caremark, Inc., a home infusion therapy company that was later acquired by Baxter International and served as a Vice President from its inception in 1979 until 1986. Mr. Allen was also a co-founder and director of Pyxis Corporation, which was later acquired by Cardinal Health, Inc. Mr. Allen currently serves on the board of Providence St. Joseph Health and served as Chairman of the board of JDRF International from July 2012 until June 2014. Mr. Allen was also a Lecturer at the Stanford University Graduate School of Business for a total of 13 years. Mr. Allen holds a B.S. in Industrial Administration from Yale University and an M.B.A. from Stanford University Graduate School of Business.

We believe Mr. Allen’s background in management and on boards of directors of companies in the healthcare industry, as well as his long-term investing experience, brings to our board of directors critical skills related to financial oversight of complex organizations, strategic planning, and corporate governance, all of which qualify him for service on our board of directors.

EDWARD L. CAHILL Director Member, Audit Committee Age: 66 Director since: 2009

Mr. Cahill has served on our board of directors since May 2009. Mr. Cahill has served as Managing Partner of HLM Venture Partners, a venture capital firm that invests primarily in emerging companies focused on healthcare information technology, healthcare services and medical technology, since May 2000. He served as a director of Animas Corporation, a developer of external insulin pumps, from March 2001 until its acquisition by Johnson & Johnson in February 2006. From June 1995 to May 2000, Mr. Cahill served as a founding partner of Cahill, Warnock Company (now Camden Partners), a venture capital firm based in Baltimore. Previously, Mr. Cahill was a Managing Director of Alex Brown & Sons, an investment services brokerage, where he led the firm’s healthcare group from January 1986 through March 1995. From January 1999 until August 2014, Mr. Cahill was a director of Masimo Corporation (NASDAQ: MASI), a medical technology company. He is also a director of several privately held healthcare companies and serves as a trustee of Johns Hopkins Medicine, Johns Hopkins Health System and Mercy Health Services. Mr. Cahill holds an A.B. in American Civilization from Williams College and a Masters of Public and Private Management from Yale University.

We believe Mr. Cahill’s diverse and extensive experience on boards of directors and in management, which has included public and private companies in the life sciences industry, provides him with key skills in working with directors, understanding board process and functions and working with financial statements. We also believe he brings to our board of directors his long-term investing experience with numerous companies in the healthcare and biotechnology industries, as well as a strong financial background, all of which qualify him for service on our board of directors.

REBECCA B. ROBERTSON Director Member, Compensation Committee Age: 58 Director since: 2019

Ms. Robertson has served on our board of directors since January 2019. Ms. Robertson is a founder and Managing Director at Versant Ventures where she has specialized in investing in the areas of medical devices and diagnostics since 1999. In addition, through Longridge Business Advisors, she provides business advisory services and board services since April 2017. Prior to Versant, she served as Senior Vice President at Chiron Diagnostics, a division of Chiron Corporation, where she had responsibility for the critical care business unit in addition to leading the division’s business development efforts. Prior to joining Chiron, she was a co-founder and Vice President at Egis, a consumer products company, and held senior management positions in operations and finance at Lifescan, a Johnson & Johnson Company. Ms. Robertson served as a general partner at Institutional Venture Partners (IVP), where she was an investor in the life sciences group, from July 1997 to October 1999. Ms. Robertson was also previously an entrepreneur in residence for IVP in the life sciences group. Ms. Robertson holds a B.S. in chemical engineering from Cornell University.

We believe Ms. Robertson’s extensive experience in management positions in the medical technology industry provides her with key skills in working with directors, understanding board process and functions and working with financial statements. We also believe she brings to our board of directors her long-term investing experience with numerous companies in the healthcare and medical device industries, all of which qualify her for service on our board of directors.

CORPORATE GOVERNANCE

Director Independence

Our board of directors has affirmatively determined that each of Messrs. Allen, Cahill, Greene, Roeder, Twomey and Valencia and Ms. Robertson meet the definition of “independent director” under the applicable SEC rules and NASDAQ Listing Rules. Messrs. Blickenstaff and Sheridan do not meet the definition of “independent director” because they are our current employees.

Family Relationships

Except as set forth below, there are no family relationships between any director, executive officer or person nominated to become a director or executive director.

Mr. Sheridan, our President and Chief Executive Officer, and a director nominee, and Ms. Leigh A. Vosseller, our Executive Vice President, Chief Financial Officer and Treasurer, are involved in a personal relationship. Ms. Vosseller reports directly to Mr. Sheridan. Our board of directors is informed of the relationship and due to the direct reporting arrangement, appropriate actions have been taken to ensure compliance with our policies and procedures. Mr. Sheridan and Ms. Vosseller will not be involved in setting compensation or benefits for one another, which will continue to be determined by our compensation committee. In addition, our audit committee intends to consider whether additional controls and procedures are appropriate in light of the circumstances.

Agreements with Directors

None of the directors or nominees for director was selected pursuant to any arrangement or understanding, other than with the directors of our Company acting within their capacity as such.

Legal Proceedings with Directors

There are no legal proceedings related to any of the directors or director nominees which require disclosure pursuant to applicable SEC rules.

Board Leadership Structure

We recently created the position of Executive Chairman of our board of directors, which is currently filled by Mr. Blickenstaff, our former President and Chief Executive Officer. In this role, in addition to serving as the Chairman of our board of directors, Mr. Blickenstaff will continue to serve as an executive officer. The Executive Chairman position is separate and distinct from the position of Chief Executive Officer, which is currently filled by Mr. Sheridan. We believe separating these positions allows our Chief Executive Officer to focus on the management of our day-to-day business, while allowing our Executive Chairman to focus on external and corporate strategy and investor relations efforts, as well as providing guidance and oversight to our Chief Executive Officer during this transition period.

As a result of these changes, Mr. Allen, who was previously serving as our Chairman of our board of directors, transitioned to a newly created position of Lead Independent Director. This change was made primarily because we recognize that Mr. Blickenstaff, the Chairman of our board of directors, and Mr. Sheridan, who in addition to serving as our Chief Executive Officer is a director nominee, do not qualify as independent directors because of their ongoing employment relationship with us. We expect our Lead Independent Director will provide independent oversight of management and our board of directors, and lead executive sessions of our board of directors at which only independent directors are present.

Board Role in Risk Oversight

Risk is inherent in every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our business, operations, strategic direction and regulatory environment. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of our board of directors in overseeing the management of our risks is realized primarily through committees of our board of directors, as disclosed in the descriptions of each of the committees below and in the charters of each of the committees. Our full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the Chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting.

Board and Committee Meetings

During 2018, our board of directors met eight times (including telephonic meetings) and took action by written consent three times. Each director attended at least 75% of the meetings held by our board of directors and by each committee on which he or she served while he or she was a director, either in person or by teleconference, during the year.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of our board of directors at each annual meeting of stockholders, we encourage all of our directors to attend.

Executive Sessions

In accordance with the applicable continued listing rules of the NASDAQ Stock Market, or the NASDAQ Listing Rules, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.

Board Committees

Our board of directors has three standing committees: the audit committee, the compensation committee, and the nominating and corporate governance committee. In addition, from time to time, special committees may be established under the direction of our board of directors when necessary to address specific issues. For instance, we have previously established a pricing committee to determine the offering price and other terms of various financings we have pursued.

Each of the three standing committees has a written charter that has been approved by our board of directors. A copy of each charter is available at http://investor.tandemdiabetes.com/corporate-governance. However, the information contained on our website is not incorporated by reference in, or considered part of, this Proxy Statement and references in this Proxy Statement to our website are to inactive textual references only.

As of December 31, 2018, our audit committee was comprised of Mr. Twomey (Chairman), Mr. Allen and Mr. Cahill; our compensation committee was comprised of Mr. Roeder (Chairman) and Mr. Greene; and our nominating and corporate governance committee was comprised of Dr. Cohen (Chairman), Mr. Roeder and Mr. Valencia. Ms. Robertson joined the compensation committee in January 2019 in connection with her appointment to our board of directors.

The current members of each standing committee are identified in the following table:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee*
Kim D. Blickenstaff
Dick P. Allen	X
Edward L. Cahill	X
Fred E. Cohen, M.D., D.Phil.			Chairman
Howard E. Greene, Jr.		X
Rebecca B. Robertson		X
Douglas A. Roeder		Chairman	X
Christopher J. Twomey	Chairman
Richard P. Valencia			X

*  Dr. Cohen has notified our board of directors of his decision not to stand for re-election at the Annual Meeting. Accordingly, immediately following the Annual Meeting, Dr. Cohen will cease to serve as a director and as a Chair of our nominating and corporate governance committee. We expect Mr. Valencia will replace Dr. Cohen in that role. We also expect Mr. Allen to be appointed to serve on our nominating and corporate governance committee. Accordingly, immediately following the Annual Meeting, our nominating and corporate governance committee will be comprised of Mr. Valencia (Chairman), Mr. Allen and Mr. Roeder.

Audit Committee

During 2018, our audit committee met five times (including telephonic meetings) and did not take any action by written consent. Each of the members of the audit committee has been determined to be an “independent director” under applicable SEC rules and NASDAQ Listing Rules. Our board of directors has affirmatively determined that Mr. Twomey is designated as an “audit committee financial expert.”

Our audit committee’s responsibilities include:

•	appointing, terminating, compensating and overseeing the work of any independent auditor engaged to prepare or issue an audit report or to provide other audit, review or attest services;
•

reviewing all audit and non-audit services to be performed by the independent auditor, taking into consideration whether the independent auditor’s provision of non-audit services to us is compatible with maintaining the independent auditor’s independence;

•	reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and internal controls and the audits of our financial statements;
•

establishing and overseeing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by our employees regarding questionable accounting or auditing matters;

•	investigating any matter brought to its attention within the scope of its duties and engaging independent counsel and other advisors as the audit committee deems necessary;
•	determining the compensation of the independent auditors, and of other advisors hired by the audit committee;
•	reviewing and discussing with management and the independent auditor the annual and quarterly financial statements prior to their release;
•	monitoring and evaluating the independent auditor’s qualifications, performance and independence on an ongoing basis;
•	reviewing reports to management prepared by the internal audit function, as well as management’s response;
•	reviewing and assessing, on an annual basis, the adequacy of the audit committee’s formal written charter;
•	reviewing related party transactions for potential conflict of interest situations on an ongoing basis, and approving or rejecting such transactions; and
•	overseeing such other matters that are specifically delegated to the audit committee by our board of directors from time to time.

Compensation Committee

During 2018, our compensation committee met four times (including telephonic meetings) and took action by written consent once. Each of the members of the compensation committee has been determined to be an “independent director” under applicable SEC rules and NASDAQ Listing Rules.

Our compensation committee’s responsibilities include:

•	developing, reviewing, and approving our overall compensation programs, and regularly reporting to the full board of directors regarding the adoption of such programs;
•

developing, reviewing and approving our cash and stock incentive plans, including approving individual grants or awards thereunder, with the exception of grants or awards to our chief executive officer which must be approved by our independent directors, and regularly reporting to the full board of directors regarding the terms of such plans and individual grants or awards;

•	reviewing and approving individual and Company performance goals that may be relevant to the compensation of executive officers and other key employees;
•

reviewing and approving the terms of any employment agreement, severance or change in control arrangements, or other compensatory arrangement with any executive officers or other key employees, with the exception of our chief executive officer for whom any such arrangements must be approved by our independent directors;

•	reviewing and discussing with management the tables and narrative discussion regarding executive officer and director compensation to be included in the annual proxy statement;
•	reviewing and assessing, on an annual basis, the adequacy of the compensation committee’s formal written charter;
•	delegate authority to the Chief Executive Officer, or in his absence the Chief Financial Officer, to grant cash or equity incentive plan awards to our non-executive employees; and
•	overseeing such other matters that are specifically delegated to the compensation committee by our board of directors from time to time.

Nominating and Corporate Governance Committee

During 2018, our nominating and corporate governance committee met four times (including telephonic meetings) and did not take any action by written consent. Each of the members of the nominating and corporate governance committee has been determined to be an “independent director” under applicable SEC rules and NASDAQ Listing Rules.

Our nominating and corporate governance committee’s responsibilities include:

•	identifying and screening candidates for our board of directors, and recommending nominees for election as directors;
•	reviewing and assessing, on an annual basis, the performance of our board of directors and any committee thereof;
•	overseeing overall business risk and acquiring insurance policies;
•

reviewing the structure of our board’s committees and recommending to our board for its approval directors to serve as members of each committee, including each committee’s respective chair, if applicable;

•	reviewing and assessing, on an annual basis, the adequacy of the nominating and corporate governance committee’s formal written charter; and
•	generally advising our board of directors on corporate governance and related matters.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of our board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our board of directors or compensation committee. No interlocking relationship exists between any member of our board of directors and any member of the compensation committee (or other committee performing equivalent functions) of any other company.

We have entered into an indemnification agreement with each of our directors, including Messrs. Roeder and Greene and Ms. Robertson, who currently comprise our compensation committee.

Director Nomination Process

The goal of our nominating and corporate governance committee, or the committee for purposes of this section, is to assemble a well-rounded board of directors that consists of directors with backgrounds that are complementary to one another, reflecting a variety of experiences, skills and expertise. In considering whether to recommend any candidate for inclusion in the slate of recommended nominees for our board of directors, including candidates recommended by stockholders, the committee applies the following selection criteria, which are consistent with those set forth in its charter:

•	Each director should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity;
•

Each director should be free of any conflicts of interest which would violate applicable laws, rules, regulations or listing standards, or interfere with the proper performance of his or her responsibilities;

•

Each director should possess experience, skills and attributes which enhance his or her ability to perform duties on our behalf. In assessing these qualities, the committee will consider such factors as (i) personal qualities, skills and attributes, (ii) expertise in the areas of accounting, financial reporting or corporate governance, (iii) professional experience in diabetes care or the healthcare industry generally, such as in the area of payor reimbursement, clinical trials, data privacy or data analysis, and (iv) background in mobile communications and web-based applications, as well as other factors that would be expected to contribute to an effective board of directors;

•	Each director should have the willingness and ability to devote the necessary time and effort to perform the duties and responsibilities of board membership; and
•

Each director should demonstrate his or her understanding that his or her primary responsibility is to our stockholders, and that his or her primary goal is to serve the best interests of those stockholders, and not his or her personal interests or the interests of a particular group.

While we do not have a formal policy or practice regarding board diversity or the consideration of self-identified diversity characteristics as part of the director nomination process, it is one of a number of factors the committee takes into account in identifying and recommending nominees. In particular, in 2018 and 2019 our board of directors considered the input of stockholders who expressed an interest in greater gender diversity.

The committee believes it is appropriate for our President and Chief Executive Officer, as well as our Executive Chairman, to serve as members of our board of directors.

The committee currently has a policy of evaluating nominees recommended by stockholders in the same manner as it evaluates other nominees. The committee does not intend to treat stockholder recommendations in any manner different from other recommendations. Under our bylaws, stockholders wishing to propose a director nominee should send the required information to Tandem Diabetes Care, Inc., 11075 Roselle St., San Diego, CA 92121, Attention: General Counsel & Corporate Secretary.

Codes of Conduct and Ethics

We have adopted a code of ethics that applies to our President and Chief Executive Officer and other senior financial officers (our Chief Financial Officer, and other senior financial officers performing similar functions), which is designed to meet the requirements of Item 406 of Regulation S-K. We have also adopted a code of ethics that applies to all of our employees, officers and directors, which is designed to meet the requirements of the applicable NASDAQ Listing Rules. Each of these documents is available at http://investor.tandemdiabetes.com/corporate-governance. We expect that any amendment to either code of ethics, or any waivers of their respective requirements that are applicable to executive officers or directors, will be disclosed on our website or in our future filings with the SEC.

Stockholder Communications with Our Board of Directors

Stockholders seeking to communicate with our board of directors as a whole, may send such communication to: Tandem Diabetes Care, Inc., 11075 Roselle St., San Diego, CA 92121, Attention: General Counsel & Corporate Secretary. Stockholders seeking to communicate with an individual director, in his or her capacity as a member of our board of directors, may send such communication to the same address, to the attention of such individual director. We will generally forward any such stockholder communication to each director to whom such stockholder communication is addressed to the address specified by each such director, unless we determine that the communication is unduly hostile, threatening, illegal or otherwise unsuitable for receipt by the director.

DIRECTOR COMPENSATION

Our director compensation program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

During 2018, pursuant to our director compensation program, we paid our non-employee directors a cash retainer for service on our board of directors and an additional amount for service on each committee of which the director was a member. The Chairman of our board of directors, and the Chairman of each committee, received a higher annual retainer for such service (which was in lieu of, and not in addition to, member annual retainers).

Under the program, the annual fees paid to non-employee directors for service on our board of directors in 2018, and for service on each committee of our board of directors of which the director was a member, were as follows:

	Member Annual Retainer	Chairman Annual Retainer
Board of Directors	$44,000	$88,000
Audit Committee	$8,500	$23,000
Compensation Committee	$6,000	$17,000
Nominating and Corporate Governance Committee	$5,000	$9,000

The annual fees paid to non-employee directors for service on our board of directors in 2019 will remain unchanged from 2018, except that effective March 1, 2019, Mr. Allen’s annual cash compensation for serving as our Lead Independent Director is $40,000, which amount is in addition to his participation in the director compensation program available to our other non-employee directors. In the event of changes to the composition of our board of directors or its committees, the above fees will be pro-rated for the relevant period of service.

Following the adoption of amendments to our 2013 Plan in 2018, each non-employee director who commenced service on our board of directors after March 12, 2018 received an option to purchase 50,000 shares of our Common Stock upon his or her initial election to our board of directors. These options will vest in equal monthly installments over a period of 36 months commencing one month following the grant date, subject to the individual’s continued service as a director. The exercise price of each of these options was equal to the closing price of our Common Stock on the date of commencement of such director’s service on our board of directors. In addition, on November 15, 2018, each non-employee director received an option to purchase 25,000 shares of our Common Stock. These options will vest in equal monthly installments over a period of 12 months commencing one month following the grant date, subject to the individual’s continued service as a director. The exercise price of each of these options is equal to the closing price of our Common Stock on the grant date. We reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending our board of directors and committee meetings.

Pursuant to this Proxy Statement, we are asking our stockholders to approve further amendments to our 2013 Plan to change the methodology for determining the equity awards granted to our non-employee directors pursuant to our director compensation program. Upon initial appointment or election to our board of directors, each non-employee director would be entitled to receive either stock options to purchase shares of our Common Stock with an aggregate Black-Scholes value of $300,000, or restricted stock awards with a grant date fair value of $300,000, which determination will be made by our board of directors (or a designated committee thereof). These initial onboarding grants, whether issued in the form of stock options or restricted stock awards, will vest monthly over a three-year period, subject to the director's continued service. In addition, on the date of each annual meeting of stockholders (commencing with this Annual Meeting), each non-employee director that continues to serve as a director following the annual meeting will be entitled to receive either stock options to purchase shares of our Common Stock with an aggregate Black-Scholes value of $150,000, or restricted stock awards with a grant date fair value of $150,000, which determination will similarly be made by our board of directors (or a designated committee thereof). These annual grants, whether issued in the form of stock options or restricted stock awards, will be prorated based on the number of full months of service on our board of directors since the prior annual meeting of stockholders, and will vest monthly over a 12-month period, subject to the director's continued service. The exercise price of all stock options will equal the closing price of our Common Stock on the grant date, and the grant date fair value of all restricted stock awards will be based on the closing price of our Common Stock on the grant date. Each of these stock options and restricted stock awards, as well as any other equity awards granted to our non-employee directors, are expected to be granted pursuant to our 2013 Plan. For additional information about the proposal to amend our 2013 Plan, see the section entitled “Proposal 3: Approval of Amendments to our 2013 Plan.”

Director Compensation Table

The following table provides a summary of the compensation of our non-employee directors for the fiscal year ended December 31, 2018.

Name	Fees Earned or Paid in Cash ($)	Options Awards($)(1)		Total
Dick P. Allen	$96,500	$521,714	(2)	$618,214
Edward L. Cahill	$52,500	$521,714	(2)	$574,214
Fred E. Cohen, M.D., D.Phil., F.A.C.P.	$53,000	$521,714	(2)	$574,714
Howard E. Greene, Jr.	$50,000	$521,714	(2)	$571,714
Rebecca Robertson(3)	$-	$-		$-
Douglas A. Roeder	$66,000	$521,714	(2)	$587,714
Christopher J. Twomey	$67,000	$521,714	(2)	$588,714
Richard P. Valencia(4)	$26,676	$819,009		$845,685

(1)

Amounts listed reflect the grant date fair value of certain options awarded to each of our non-employee directors calculated in accordance with FASB ASC Topic 718. Information regarding assumptions made in valuing the option grants can be found in Note 6 of the “Notes to Financial Statements” included in Item 8 of our Annual Report. The amounts disclosed do not necessarily reflect the dollar amounts of compensation actually realized, or that may be realized, by our non-employee directors with respect to the options.

(2)

Amounts listed do not include $90,244 in value relating to options granted in December 2017 that, at the time of grant, were subject to and conditioned upon the approval by our stockholders of an increase in the number of shares reserved for issuance under our 2013 Plan, as the value of those options was not determinable until 2018.

(3)	Ms. Robertson joined our board of directors in January 2019 and did not receive any director compensation during 2018.
(4)

Mr. Valencia joined our board of directors in June 2018 and was awarded options upon his initial election to our board in addition to receiving a prorated annual stock option award in November 2018, each in accordance with our director compensation program.

The following table summarizes the aggregate number of shares subject to outstanding equity awards held by our non-employee directors as of December 31, 2018:

Name	Aggregate Number of Option Awards
Dick P. Allen	40,471
Edward L. Cahill	38,800
Fred E. Cohen, M.D., D. Phil, F.A.C.P.	38,800
Howard E. Greene, Jr.	40,471
Rebecca B. Robertson(1)	-
Douglas A. Roeder	38,800
Christopher J. Twomey	41,288
Richard P. Valencia	60,416

(1)	Ms. Robertson joined our board of directors in January 2019 and did not hold any outstanding stock option awards as of December 31, 2018.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019. Although not required by applicable law or our charter or bylaws, as a matter of good corporate governance, we are asking our stockholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. Ernst & Young LLP has audited our financial statements since 2008.

We expect that representatives of Ernst & Young LLP will be present at the Annual Meeting, and will be available to respond to appropriate questions from stockholders. Additionally, the representatives of Ernst & Young LLP will have an opportunity to make a statement if they so desire.

If our stockholders do not vote to ratify the appointment of Ernst & Young LLP, our audit committee will reconsider whether to retain the firm. Even if the selection is ratified, our audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.

Required Vote

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as a vote against the proposal. This proposal is considered a routine matter under applicable rules. A broker, bank or other nominee may generally vote without instructions on this matter, so we do not expect any broker non-votes in connection with this proposal. If no contrary indication is made, returned proxies will be voted for the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

Audit and All Other Fees

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual financial statements for the fiscal years ended December 31, 2018 and December 31, 2017, and fees billed for other services rendered by Ernst & Young LLP during those periods.

Type of Fee	2018	2017
Audit Fees (1)	$972,321	$589,276
Audit-Related Fees (2)	234,953	392,223
Tax Fees (3)	25,750	15,450
Total	$1,233,024	$996,949

1)

Audit Fees consist of fees billed for professional services performed by Ernst & Young LLP, including out-of-pocket expenses. The amounts presented relate to the audit of our annual financial statements, assessment of our internal control over financial reporting, review of our quarterly financial statements and our registration statements, and related services that are normally provided in connection with statutory and regulatory filings or engagements.

2)

Audit-Related Fees consist of fees for professional services performed by Ernst & Young LLP for assurance and related services that are reasonably related to the performance of the audit of our annual financial statements and are not reported as Audit Fees, including out-of-pocket expenses.

3)	Tax Fees consist of fees for professional services performed by Ernst & Young LLP with respect to an Internal Revenue Code, or the Code, Section 382 study and general tax advice and planning.

Our audit committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP, and has concluded that the provision of such services is compatible with maintaining the independence of our auditors.

Audit Committee Pre-Approval Policies and Procedures

Our audit committee has established a policy that all audit and permissible non-audit services provided by our independent registered public accounting firm will be pre-approved by the audit committee. These services may include audit services, audit-related services, tax services and other services. Our audit committee will consider whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to our audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

AUDIT COMMITTEE REPORT

The audit committee oversees our financial reporting process on behalf of the Company’s board of directors, but management has the primary responsibility for the financial statements and the reporting process, including the Company’s internal control over financial reporting. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting initiatives.

The audit committee reviewed and discussed with Ernst & Young LLP, which is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards, including Auditing Standard No. 1301, “Communication with Audit Committees” of the Public Company Accounting Oversight Board. In addition, the audit committee has discussed with Ernst & Young LLP, its independence from management and the Company, has received from Ernst & Young LLP the written disclosures and the letter required by Public Company Accounting Oversight Board Rule 3526 “Communication with Audit Committees Concerning Independence,” and has considered the compatibility of non-audit services with the auditors’ independence.

We have met with Ernst & Young LLP to discuss the overall scope of its services, the results of its audit and reviews, its evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting. Ernst & Young LLP, as the Company’s independent registered public accounting firm, also periodically updates the audit committee about new accounting developments and their potential impact on the Company’s reporting. Our meetings with Ernst & Young LLP were held with and without management present. Members of the audit committee are not employed by the Company, nor does the audit committee provide any expert assurance or professional certification regarding the Company’s financial statements. We rely, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

In reliance on the reviews and discussions referred to above, we recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Subject to stockholder approval, we and the Company’s board of directors also recommended the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

The foregoing report has been furnished by the audit committee.

Respectfully submitted,

AUDIT COMMITTEE

Christopher J. Twomey, Chairman

Dick P. Allen

Edward L. Cahill

This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

EXECUTIVE OFFICERS

Our executive officers, and their respective ages and positions with us as of March 31, 2019, are as follows:

Name	Age	Position
Kim D. Blickenstaff	66	Executive Chairman of our Board of Directors
John F. Sheridan	63	President, Chief Executive Officer and Director Nominee
David B. Berger	49	Executive Vice President, General Counsel and Secretary
Brian B. Hansen	51	Executive Vice President and Chief Commercial Officer
Susan M. Morrison	39	Executive Vice President and Chief Administrative Officer
Leigh A. Vosseller	46	Executive Vice President, Chief Financial Officer and Treasurer

Biographies for Messrs. Blickenstaff and Sheridan can be found under the section entitled “Proposal 1: Election of Directors” above.

David B. Berger has served as our General Counsel since August 2013, as our Corporate Secretary since January 2015, and as our Executive Vice President since January 2016. Prior to joining our Company, from January 2008 until August 2013, he served as Vice President and General Counsel of Senomyx, and was promoted to Senior Vice President in January 2012. He also served as Corporate Secretary of Senomyx from January 2008 until May 2014. From April 2003 until October 2007, Mr. Berger was responsible for all commercial aspects of legal affairs at Biosite, most recently serving as Vice President, Legal Affairs. Previously, Mr. Berger was an attorney at Cooley Godward LLP and Amylin Pharmaceuticals, Inc. Mr. Berger holds a B.A. in Economics from the University of California, Berkeley and a J.D. from Stanford Law School.

Brian B. Hansen has served as our Executive Vice President and Chief Commercial Officer since February 2016. Prior to joining our Company, Mr. Hansen served from September 2014 as Chief Commercial Officer of Adaptive Biotechnologies Corp. From May 2013 to September 2014, Mr. Hansen served as Head of Commercial, Sales and Marketing, of Genoptix, a Novartis Company. From December 2005 to February 2013, he served in various roles of increasing responsibility at Gen-Probe, Inc., a medical diagnostics company, most recently serving as Senior Vice President, Global Sales and Services from January 2012 to February 2013. Mr. Hansen holds a B.S. in Business Administration from the University of Missouri-Columbia and an M.B.A. from the School of Business at San Diego State University.

Susan M. Morrison has served as our Chief Administrative Officer since September 2013 and as an Executive Vice President since December 2017. From April 2013 until September 2013, she served as our Vice President, Human Resources, Corporate and Investor Relations. Ms. Morrison served as our Director, Corporate and Investor Relations, from January 2009 to March 2013, and was our Director, Corporate Services from November 2007 to December 2008. Prior to joining our Company, Ms. Morrison held various positions in corporate and investor relations at Biosite from August 2003 through November 2007. Ms. Morrison holds a B.A. in Public Relations from Western Michigan University.

Leigh A. Vosseller has served as our Senior Vice President, Chief Financial Officer and Treasurer since January 2018 and as Executive Vice President since June 2018. Ms. Vosseller is our principal financial and accounting officer. She joined us as Vice President of Finance in 2013 and was promoted to Senior Vice President of Finance in August 2017. Prior to that time, she served as Vice President and Chief Financial Officer at Genoptix, beginning in 2011, after initially joining Genoptix in 2008. Prior to that she held a senior finance position at Biosite beginning September 2003 through February 2008, during which time the company was acquired by Inverness Medical Innovations, in June 2017. Ms. Vosseller is a certified public accountant (inactive) and holds a B.S. in Accounting from Missouri State University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock as of March 1, 2019, except as noted in the footnotes below, for:

•	each of our named executive officers (as defined in the section entitled “Compensation Discussion and Analysis” below);
•	each of our directors;
•	all of our executive officers and directors as a group; and
•	each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of Common Stock that may be acquired by an individual or group within 60 days of March 1, 2019, pursuant to the exercise of options, warrants or other rights, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Information about each person, or group of affiliated persons, that is the beneficial owner of more than 5% of our outstanding shares of Common Stock is generally based on information filed with the SEC by such stockholders. Except as indicated in footnotes to this table, we believe the stockholders named in this table have sole voting and investment power with respect to all shares of Common Stock reported to be beneficially owned by them.

The address for each director and executive officer listed is: c/o Tandem Diabetes Care, Inc., 11075 Roselle Street, San Diego, California 92121.

Percentage of beneficial ownership is based on 57,804,754 shares of Common Stock outstanding as of March 1, 2019.

Name	Number of Shares Beneficially Owned	Warrants Exercisable by April 30, 2019	Options Exercisable by April 30, 2019	Percentage Beneficially Owned
5% or Greater Stockholders:
The Vanguard Group	5,886,548	-	-	10.2%
Blackrock, Inc.	4,201,695	-	-	7.3%

Directors and Named Executive Officers:
Kim D. Blickenstaff(1)	1,191,750	299,262	161,685	2.8%
John F. Sheridan	666	-	59,449	*
Leigh A. Vosseller(2)	2,154	-	82,913	*
Brian B. Hansen	1,381	-	43,672	*
David B. Berger(3)	1,965	243	95,261	*
Dick P. Allen(4)	87,539	3,186	25,888	*
Edward L. Cahill(5)	17,400	-	24,217	*
Fred E. Cohen(6)	249,620	27,514	24,217	*
Howard E. Greene, Jr.(7)	40,000	2,590	25,888	*
Rebecca B. Robertson	-	-	4,166	*
Douglas A. Roeder(8)	1,366,803	-	24,217	2.4%
Christopher J. Twomey(9)	79,308	697	26,705	*
Richard P. Valencia	3,054	-	18,228

All directors and executive officers as a group (14 individuals)	3,045,385	333,572	677,280	6.9%

* Represents less than 1% of the outstanding shares of our common stock.

1)	Includes 1,191,750 shares and warrants to purchase up to 299,262 shares held by the Kim Blickenstaff Revocable Trust dated April 15, 2010.

2)	Includes 145 shares held by the Leigh A. Vosseller Trust, dated January 17, 2010.

3)	Includes 200 shares and 243 warrants to purchase up to 243 shares held by the Berger Family Trust dated April 16, 2008.

4)

Consists of (i) 52,000 shares and warrants to purchase up to 2,779 shares held by the Allen Family Trust dated October 12, 1981, (ii) 18,103 shares and warrants to purchase up to 407 shares held by Allen Cornerstone Ventures, L.P., (iii) 2,418 shares held by the Gammon Children’s 2000 Trust FBO Hannah Lee Gammon (iv) 2,418 shares held by the Gammon Children’s 2000 Trust FBO Jake Allen Gammon. Mr. Allen is trustee of the Allen Family Trust dated October 12, 1981, (v) 6,300 shares held in the Mary Allen Roth IRA, and (vi) 6,300 shares held in the Dick Allen Roth IRA. Mr. Allen is Managing Partner of Allen Cornerstone Ventures, L.P. and Mr. Allen disclaims beneficial ownership of the shares held by Allen Cornerstone Ventures, L.P., except to the extent of his proportionate pecuniary interest therein. Mr. Allen is co-trustee of the Gammon Children’s 2000 Trust FBO Hannah Lee Gammon and has shared voting and investment power over the shares held by the Gammon Children’s 2000 Trust FBO Hannah Lee Gammon, and disclaims beneficial ownership of such shares. Mr. Allen is co-trustee of the Gammon Children’s 2000 Trust FBO Jake Allen Gammon and has shared voting and investment power over the shares held by the Gammon Children’s 2000 Trust FBO Jake Allen Gammon, and disclaims beneficial ownership of such shares. Mr. Allen is married to Mary Allen, and may be deemed to have indirect beneficial ownership of the securities held in the Mary Allen Roth IRA. Mr. Allen disclaims beneficial ownership of such shares.

5)

Consists of (i) 17,400 shares that are held by HLM Venture Associates II, L.P. and (ii) options granted to Mr. Cahill personally pursuant to our director compensation program. Mr. Cahill is one of our directors. Mr. Cahill and Peter J. Grua are the managing members of HLM Venture Associates II, L.L.C., which is the general partner of HLM Venture Partners II, L.P. Mr. Cahill has shared voting and investment power over the shares held by HLM Venture Partners II, L.P. Mr. Cahill disclaims beneficial ownership of the shares held by HLM Venture Partners II, L.P., except to the extent of his proportionate pecuniary interest therein.

6)

Consists of 249,620 shares and warrants to purchase 27,515 held by TPG Biotechnology Partners III, L.P., as well as options granted to Dr. Cohen personally pursuant to our director compensation program. Dr. Cohen is one of our directors, and was a Partner and Managing Director of TPG Biotech, which is an affiliate of TPG Biotechnology Partners III, L.P. Although he is no longer employed by TPG, he retains a key man role in this fund. Dr. Cohen has no voting or investment power over the shares held by TPG Biotechnology Partners III, L.P. Dr. Cohen disclaims beneficial ownership of the shares held by TPG Biotechnology Partners III, L.P.

7)	Includes 40,000 shares and warrants to purchase up to 2,590 shares held by the Greene Family Trust.

8)

Consists of (i) 1,366,803 shares held by Delphi Ventures VIII, L.P., and (ii) 13,217 shares held by Delphi BioInvestments VIII, L.P. (together, the “Delphi Funds”), and (ii) options granted to Mr. Roeder personally pursuant to our director compensation program. Mr. Roeder is one of our directors. Mr. Roeder, James J. Bochnowski, David L. Douglass and Deepika R. Pakianathan, Ph.D. are the managing members of Delphi Management Partners VIII, LLC, which is the general partner of each of the Delphi Funds. Mr. Roeder has shared voting and investment power over the shares held by the Delphi Funds. Mr. Roeder disclaims beneficial ownership of the shares held by the Delphi Funds, except to the extent of his proportionate pecuniary interest therein. The address for all entities and individuals affiliated with Delphi Ventures is 63 Bovet Road, Suite 351, San Mateo, CA 94402.

9)

Consists of (i) 50,000 shares held by Mr. Twomey, (ii) 2,550 shares and warrants to purchase up to 427 shares held by the Christopher J. Twomey and Rebecca J. Twomey Family Trust UTD September 20, 2002 and (iii) 26,758 shares and warrants to purchase up to 270 shares held by Twomey Family Investments, LLC. Mr. Twomey is co-trustee of the Christopher J. Twomey and Rebecca J. Twomey Family Trust UTD September 20, 2002 and has shared voting and investment power over the shares held by the Christopher J. Twomey and Rebecca J. Twomey Family Trust UTD September 20, 2002. Mr. Twomey is Co-Manager of Twomey Family Investments, LLC and Mr. Twomey disclaims beneficial ownership of the shares held by Twomey Family Investments, LLC, except to the extent of his proportionate pecuniary interest therein.

COMPENSATION DISCUSSION & ANALYSIS

This Compensation Discussion and Analysis addresses the compensation philosophy, objectives, policies and arrangements that apply to our named executive officers and other senior management personnel. The purpose of this section is to provide stockholders with a thorough understanding of our 2018 executive compensation programs, as well as certain compensation changes made during 2019. This narrative discussion is intended to be read together with the Summary Compensation Table, and the related tables, footnotes and disclosures set forth below. References throughout this section to the “Committee” refer to our Compensation Committee.

Executive Summary

Named Executive Officers

In accordance with SEC rules, our named executive officers, or NEOs, as of December 31, 2018 were:

Kim D. Blickenstaff	Current Executive Chairman of the Board of Directors and Former President and Chief Executive Officer
John F. Sheridan	Current President and Chief Executive Officer and Former Executive Vice President and Chief Operating Officer
David B. Berger	Executive Vice President, General Counsel and Secretary
Brian B. Hansen	Executive Vice President and Chief Commercial Officer
Leigh A. Vosseller	Executive Vice President, Chief Financial Officer and Treasurer

2018 BUSINESS highlights

Our financial performance in 2018 was extraordinary and transformative for our business, and drove a significant increase in stockholder value. We delivered exceptional results in terms of increased sales and gross margin improvement, and made meaningful progress against many strategic, commercial and operational initiatives. We also successfully capitalized the business, reduced our cash burn and repaid our outstanding debt in full. The information below highlights some of the important progress made in our business during 2018:

Commercial Execution and Financial Growth	Operating Effectiveness and Financial Management	Product Pipeline Advancements

•    Achieved year-over-year sales growth of 71%

•    Increased pump shipments by 102%

•    Captured 100% of our domestic infusion set sales

•    Launched the t:slim X2 in 8 new geographies outside the United States

•    Achieved 49% gross margin, up 8 points from 2017

•    Improved our operating margin throughout the year and achieved positive operating margin for the first time in the fourth quarter

•    Opened a new manufacturing facility and efficiently leveraged our infrastructure to meet growing demand

•    Fully repaid debt obligations

•    Received FDA approval and launched the t:slim X2 with Basal-IQ technology as the first insulin pump with iCGM compatibility

•    Commenced and completed enrollment for the pivotal study of the t:slim X2 with Control-IQ technology

•    Filed a De Novo application for the t:slim X2 pump, which was subsequently approved as the first Alternate Controller Enabled (ACE) Pump by the FDA in early 2019

Impact on Stockholder Value Creation

The tremendous progress we made towards improving our financial results and liquidity during 2018, and achieving critical strategic and operational objectives, resulted in significant increases in the value of our market capitalization, as well as the per share price of our Common Stock. The following chart illustrates the significant impact on stockholder value achieved during the year:

2018 Compensation Overview

We entered 2018 in a highly competitive market with a deeply entrenched competitor launching a new product, challenges in the payor environment, and substantial uncertainty regarding our ability to continue to finance our continuing operations. Notwithstanding these challenges, we expected our business to achieve:

•	substantial increases in revenue;
•	improvement in our operating income; and
•	various goals relating to our launch of new products domestically and outside the United States while scaling the business.

When designing our 2018 executive compensation program, the Committee considered a number of factors, including the business objectives set forth above, the 2018 budget that was approved by our board of directors, the intense competition for executive talent within the medical device and technology sectors, and the importance of retaining and motivating our key employees during a period of substantial financial uncertainty.

The Committee’s overall objective was to compensate our executive officers, including our NEOs, in a manner that would attract and retain the caliber of individuals needed to manage and staff a demanding and high-growth business in a rapidly evolving, innovative and competitive industry.

In making compensation decisions for 2018, the Committee approved several key changes that impacted our executive compensation program as follows:

•

Reduced the target market capitalization of our peer group companies in light of the significant decline in the value of our stock price during the prior year, and accordingly, replaced approximately 50% of our peer group used for evaluating the compensation of our executive officers and independent directors with smaller companies;

•

Approved a special compensation arrangement for our former CEO, at his request, to reduce his base salary to $1.00 and implement a cash incentive bonus equal to his previous base salary only if pre-determined financial objectives were achieved;

•

Continued to allocate a meaningful proportion of target total cash compensation to our annual incentive cash bonus plan, under which executives were only eligible to receive cash bonuses upon the achievement of various pre-determined financial and operational performance goals; and

•

Awarded non-qualified stock options as a retention incentive for our employees, including our NEOs, as a significant proportion of our historical option grants to many of our key long-term employees were meaningfully “underwater” and perceived to have little value.

KEY COMPENSATION GOVERNANCE ATTRIBUTES

We have incorporated a number of compensation governance best practices over time, which are discussed in the table below:

What We Do		What We Don’t Do
✔	Pay for performance philosophy	✗	No employment agreements
✔	Independent compensation advisor	✗	No excise tax gross up provisions
✔	Compensation Committee comprised of independent directors	✗	No guaranteed bonuses or equity awards
✔	Comprehensive peer group analysis that is updated annually	✗	No employee stock plan evergreen provisions
✔	Have “double trigger” change-in-control benefits	✗	No hedging or pledging of our securities
✔	Use multiple financial and strategic measures to determine cash incentive payouts	✗	No repricing or discounted options

Compensation Philosophy and Objectives

The primary objective of our executive compensation program is to attract and retain talented executives with the skills needed to manage and staff a demanding and high-growth business in a rapidly evolving, innovative and competitive industry and create long-term value for our stockholders. We recognize that there is significant competition for talented executives, especially in the medical device industry, and it can be particularly challenging for early-stage companies to recruit experienced executives, particularly during periods of financial uncertainty. When establishing our executive compensation program, the Committee is guided by the following four principles:

•	attract, retain and motivate executives with the background and experience required for our future growth and success;
•	provide a total compensation package that is competitive with other companies in the medical device and technology industry that are similar to us in size and stage of growth;
•	align the interests of our executives with those of our stockholders by tying a meaningful portion of total compensation to increases in our value through the grant of equity-based awards; and
•

tie a meaningful portion of potential total compensation to the achievement of our performance objectives, such as annual revenue, which can increase or decrease to reflect achievement with respect to the objectives.

ROLES AND RESPONSIBILITIES

A well-designed, implemented, and communicated executive compensation program is important to the success of our business. As such, the Committee, together with input from its independent compensation consultant and management, where appropriate, works throughout the year to monitor the effectiveness of the program design. To ensure the process is robust and effective, each group typically has a specific role in the process.

Compensation Committee

The Committee is primarily responsible for developing, reviewing and approving our compensation programs, including the compensation arrangements that apply to our NEOs, and regularly reporting to our board of directors regarding the adoption of such programs. In particular, the Committee is responsible for overseeing our cash and equity incentive plans, including approving individual grants or awards thereunder, with the exception of compensation arrangements specific to our Chief Executive Officer and Executive Chairman, which are approved by our board of directors. The Committee is also responsible for approving performance goals and objectives that are relevant to the compensation of our executive officers and other key employees.

The Committee evaluates the total compensation of our NEOs and other executives relative to available compensation information from companies in our industry that are similar to us in size and stage of growth. The Committee’s historical practice has been to benchmark our total executive compensation just above market at the 60th percentile compared to relevant survey data, in order to compete in the market for talented executives. However, this is only the starting point for the Committee determination of compensation, and it retains the discretion to adjust executive compensation based on a number of factors, including changes to our peer group, changing pay practices in our industry or geographic area, executive retention concerns, individual executive performance, and overall Company performance.

The Committee has not established any formal policies or guidelines for allocating between long-term and currently-paid compensation, or between cash and non-cash compensation. In determining the amount and mix of compensation elements and whether each element provides the correct incentives in light of our compensation objectives, the Committee relies on its judgment and experience rather than adopting a formulaic approach to compensation decisions.

Management

Historically, our President and Chief Executive Officer has provided input and recommendations regarding compensation of our executive officers and other senior management personnel, other than himself, to the Committee. Where appropriate, the Executive Vice President and Chief Administrative Officer, Vice President, Human Resources and Organizational Development, Executive Vice President, Chief Financial Officer and Treasurer, and Executive Vice President, General Counsel and Secretary, will provide information, context, legal advice or recommendations regarding program design to the Committee. All final decisions affecting NEO compensation are made by the Committee, in its sole discretion; with the exception that the Committee makes recommendations to our full board of directors with respect to compensation arrangements specific for our President and Chief Executive Officer and, since 2019, our Executive Chairman.

Independent Compensation Consultant

The Committee has engaged an independent compensation consultant from Marsh & McLennan Agency, or Marsh and McLennan (including its predecessor), to provide advisory services since 2013. These services have included advising the Committee on the selection of an appropriate peer group of other publicly traded healthcare companies, collecting and analyzing compensation data from those companies, and performing an independent review of our compensation practices for both our executive officers, as well as our non-employee directors, as compared to the peer group.

In addition to serving as our independent compensation consultant, Marsh & McLennan has provided insurance brokerage services to us since 2014 and continues to do so. We have paid Marsh & McLennan commissions in connection with the insurance brokerage services that they provided to us during the relevant periods. The committee has considered whether the work of Marsh & McLennan as a compensation consultant has raised any potential conflicts of interest, taking into account the following factors: (i) the amount of fees paid by us to Marsh & McLennan as a percentage of that firm’s total revenue, (ii) the provision of other services to us by Marsh & McLennan, (iii) Marsh & McLennan’s policies and procedures that are designed to prevent conflicts of interest, (iv) any business or personal relationship of the individual compensation advisors with any member of the Committee, (v) any business relationship of Marsh & McLennan or business or personal relationship of the individual compensation advisors, with any of our executive officers and (vi) any ownership of our stock by Marsh & McLennan or the individual compensation advisors. Based on the above factors, the Committee has concluded that the work of Marsh & McLennan, including the work performed by the individual compensation advisors employed by Marsh & McLennan, has not created any conflict of interest.

MARKET FACTORS CONSIDERED

Peer Group

Marsh & McLennan was engaged by the Committee to develop a set of peer group companies for use as a point of comparison in benchmarking compensation for executive officers and non-employee directors. Data compiled from this peer group was used as a baseline reference by the Committee to assist it in establishing and assessing target total compensation levels for our executive officers.

The peer group used to make compensation decisions for 2018, which we refer to as our 2018 peer group, was selected primarily based on the peer companies’ similarities to us as of the time that the survey was performed, based on factors such as revenue, market capitalization, industry, number of employees and location. In selecting our 2018 peer group, the target market capitalization of peer companies was reduced in light of the significant decline in our stock price during the prior year. Accordingly, the 2018 peer group was comprised of the 18 companies listed below, of which only nine were part of our 2017 peer group.

• Accuray	• Fluidigm	• RTI Surgical	• Surmodics
• Alphatec	• Genmark Diagnostics	• Seaspine	• Transenterix
• Cutera	• Intersect ENT	• Senseonics Holdings	• Valeritas
• Endologix	• Iridex	• Sientra
• Entellus Medical	• Invuity	• STAAR Surgical

More recently, the Committee considered and approved an updated peer group for purposes of compensation decisions to be made in 2019. The 2019 peer group was based on similar factors as those used to determine our 2018 peer group, but our target market capitalization of peer companies was increased to reflect the significant increase in our stock price over the past year and our target revenue of peer companies was increased to reflect our recent and projected financial performance. In addition, we removed companies from the 2018 peer group that had been acquired during the past year. A comparison of the relative size criterion used to determine the peer group companies for 2018 and 2019 is as follows:

Selection Criteria	2018 Criteria Range	2019 Criteria Range
Employees	<1,500	<1,500
Revenue	<$250 million	<$300 million
Market Capitalization	<$1 billion	<$4 billion

However, not every company in our peer group satisfied each criteria in each year.

Our 2019 peer group is comprised of the 18 companies listed below, of which only seven were part of our 2018 peer group. With respect to Dexcom, in particular, the Committee recognized that the company is significantly larger than us based on revenue, market capitalization and number of employees, but determined that it should be included in our 2019 peer group because of its strong similarities to our operations, geographic location and target customers.

• AtriCure	• Dexcom	• iRhythm Technologies	• Senseonics Holdings
• Axogen	• Genmark Diagnostics	• Natus Medical	• STAAR Surgical
• Biotelemetry	• Inogen	• Nevro	• Surmodics
• Cardiovascular Systems	• Insulet	• Orasure	• Tactile Systems Technology
• Cutera	• Intersect ENT	• Quidel	• Valeritas

We consider these companies to be peers of Tandem solely for executive and director compensation comparison purposes.

Compensation Survey Data

To supplement data regarding the peer group companies where sufficient information is not available or where the Committee requests further information, the Committee uses data from Aon Hewitt’s Radford suite of surveys. These surveys include compensation data from medical technology and life sciences companies. Marsh & McLennan, where applicable, uses data specific to our business in terms of industry, size and geographic location when providing this additional information to the Committee.

In addition, for prospective new hire candidates, the Committee reviews information from the same compensation surveys as a factor in the development of candidate compensation offers.

INTERNAL FACTORS

In arriving at its compensation decisions, the Committee takes into account the peer group and market survey data discussed above, as well as several internal factors, including:

•	overall compensation strategy, philosophy and objectives,
•	criticality of individual roles and positions,
•	historical and current compensation levels,
•	relative compensation levels across the executive team,
•	existing levels of equity ownership,
•	prior equity grants, including associated vesting schedules, inherent economic value and perceived retentive value, and
•	individual factors specific to each NEO, including, but not limited to, experience, performance, leadership and expertise.

COMPENSATION ELEMENTS

The Committee, with assistance from Marsh and McLennan and management, has developed an executive compensation program consisting of several key components. Each element of compensation has a specific purpose and they work together to advance our overall compensation philosophy and support our compensation objectives. Based on the information provided by Marsh & McLennan, the executive compensation program for our NEOs generally consists of a base salary, a performance-based cash incentive program, equity-based awards and other benefits.

2018 Base Salaries

The purpose of this element is to provide a fixed compensation amount to each NEO in return for performance of core job responsibilities.

We pay base salaries to attract and retain key executives with the necessary experience to contribute to our future growth and success. The Committee establishes base salaries after reviewing peer group compensation data and considering a number of other factors, including each executive officer’s title and responsibility level, tenure with us, individual performance and business experience. Salaries are reviewed periodically and adjusted as the Committee deems necessary or appropriate.

Name	2018 Base Salary(1)	2017 Base Salary(2)	Percent Change
Kim D. Blickenstaff	$1	$583,495	-100%
John F. Sheridan	$386,250	$375,000	3%
Leigh A. Vosseller	$386,250	$275,834	40%
David B. Berger	$386,250	$375,000	3%
Brian B. Hansen	$386,250	$375,000	3%

1)

Beginning January 1, 2018, Ms. Vosseller’s annual base salary was $345,000. On June 12, 2018 her base salary was increased to $386,250. 2018 Base Salary for all other NEOs were effective as of March 5, 2018.

2)	2017 Base Salary for all NEOs is as of December 31, 2017.

2018 Performance-Based Cash Incentive Program

The purpose of this element is to reward executives for achieving pre-established financial and strategic goals that the Committee believes are critical to our short-term success and the creation of long-term stockholder value. This element is consistent with our compensation philosophy because it ties a meaningful portion of potential total compensation opportunity to the achievement of our performance objectives.

Our annual cash bonus plan offers eligible employees, including our NEOs, the opportunity to earn a performance-based cash award. A new plan is designed annually to align the interests of plan participants with our business goals and strategies for the particular year, and to further the objectives of our executive compensation program. For 2018, the performance-based cash incentive program is referred to as the “2018 Cash Bonus Plan.”

In 2018, Mr. Blickenstaff entered into a special compensation arrangement at his request, which set his base salary to $1.00 and set his target cash bonus amount to $583,495, reflecting an amount equal to his 2017 base salary. With the exception of Mr. Blickenstaff, target cash bonus opportunities are expressed as a percentage of base salary, which were established based on the Committee’s assessment of each NEO’s title and level of responsibility, and perceived ability to impact overall Company results.

Target Cash Bonus Amount

The 2018 year-end base salary, target bonus percentage and target cash bonus amount for each NEO is set forth in the table below:

Name	2018 Base Salary	Target Bonus Percentage	Target Cash Bonus(1)
Kim D. Blickenstaff	$1	-	$583,495
John F. Sheridan	$386,250	50%	$193,125
Leigh A. Vosseller(2)	$386,250	50%	$193,125
David B. Berger	$386,250	50%	$193,125
Brian B. Hansen	$386,250	50%	$193,125

1)

The target cash bonus amount is calculated based on actual wages earned during the fiscal year for all of our named executive officers except Mr. Blickenstaff, as a result of his special compensation arrangement discussed above.

2)

Beginning January 1, 2018, Ms. Vosseller’s annual base salary was $345,000. On June 12, 2018 her base salary was increased to $386,250. 2018 Base Salary for all other NEOs were effective as of March 5, 2018.

Performance Objectives

As discussed below, the 2018 Cash Bonus Plan was designed to reward plan participants for their individual contributions to our achievement of pre-established financial performance objectives and significant product development milestones for 2018. The relative weighting of these financial and product development components were as follows:

Financial Performance Objectives

The financial metrics were selected by the Committee as representative measures of overall corporate performance for the fiscal year, and were consistent with the 2018 budget approved by our board of directors. For 2018, the metrics selected were revenue, operating margin and Adjusted EBITDA, which is defined as earnings before Interest, Taxes, Depreciation and Amortization (and further excluding non-cash stock based compensation expense and any payment of a cash bonus for 2018 to our President and Chief Executive Officer). At the beginning of the year, a target and minimum level of achievement was defined for each metric; however, the bonus calculation was primarily based on revenue achievement provided that the threshold amounts for operating margin and EBITDA were also met. The Committee’s focus on revenue growth as a key metric reflects our continued focus on growing top line sales and gaining market acceptance of our products. The Committee generally intended to set the target performance for each metric at a challenging, but achievable, level.

•

For revenue, the 2018 target of $142.7 million represented an increase of 33% over 2017 actual results. 75% of the target revenue was required to be achieved to earn any bonus under the financial component of the plan.

•

For operating margin, the 2018 threshold of negative 64% aligned with our 2017 actual results and strategic operating plan and reflected our continued focus on achieving long-term profitable growth while also growing top-line sales.

•

No more than 90% payout could be earned under the financial component of the plan unless our adjusted EBITDA in the fourth quarter was positive, further reflecting our focus on long-term profitability.

Potential Incremental Bonus

In addition to establishing the target bonus amounts, the Committee also approved two incremental bonus tiers based on our performance with respect to the revenue target. The first incremental bonus tier was based on our ability to achieve more than 105% of the revenue target, and the second incremental bonus tier was based on our ability to reach more than 115% of the revenue target (assuming the operating margin and Adjusted EBITDA thresholds were still met).

The additional bonus opportunity was adopted by the Committee in recognition of the Committee’s desire to retain our key employees while encouraging extraordinary performance, the uncertain and highly competitive market dynamics, challenges in the payor environment, and substantial uncertainty regarding our ability to continue to finance our continuing operations.

The Committee determined that we achieved revenue results at 129% of target and also successfully met our operating margin and adjusted EBITDA thresholds. As a result, our employees qualified for the second tier of the incremental bonus which resulted in a 48% multiplier being applied to the overall bonus calculation. See the section entitled “2018 Incentive Cash Bonus Results Summary” below for additional information regarding the calculation of the bonuses pursuant to the 2018 Cash Bonus Plan.

Product Development Milestones

The two product development objectives, which related to the development of our automated insulin delivery products, were selected by the Committee because they were a top organizational priority in 2018 and considered key to our near-term and long-term growth objectives. Each of the product development objectives was weighted at 10% of the total bonus opportunity under the plan. The specific objectives related to:

•

Our ability to file, receive regulatory approval and commercially launch the t:slim X2 with Basal-IQ technology within a required time period, including the commercial availability of web-based training for our customers.

•	Our ability to achieve defined development and regulatory milestones for the t:slim X2 with Control-IQ technology within a required time period.

The Committee reviewed our performance against the targeted product development objectives and timelines, and determined that the full 20% was earned under the product development component of the plan.

2018 Incentive Cash Bonus Results Summary

Based on our performance in 2018, our board of directors determined that Mr. Blickenstaff earned 100% of his target incentive cash bonus for 2018. As discussed above, this bonus was paid in lieu of any base salary for 2018.

For the remaining NEOs, the following table shows each of the metrics, their respective weightings and achieved results for 2018:

Component	Weighting	Metrics	Level of Achievement	Weighted % of Total Payout
Financial Objectives	80%	Actual revenue and operating margin compared to pre-established targets	129%	103%
Product Development Objectives	20%	Product development milestones relating to automated insulin delivery	100%	20%
Base Payout Percentage				123%
(Relative to Target)
Multiplier				48%
(Based on Revenue Achievement)
Total Payout Percentage				182%
(Relative to Target				(123% x 1.48)

Based on these achievements, in February 2019, upon the recommendation of the Committee, our board of directors approved cash bonuses to our NEOs pursuant to the 2018 Cash Bonus Plan in the amounts set forth opposite their names in the table below:

Name	2018 Cash Bonus(1)
Kim D. Blickenstaff	$583,495
John F. Sheridan	$350,863
Leigh A. Vosseller	$331,568
David B. Berger	$350,863
Brian B. Hansen	$350,863

1)

Cash bonus payment was calculated based on actual wages earned during the fiscal year for all of our named executive officers except Mr. Blickenstaff, as a result of his special compensation arrangement discussed above.

The performance-based cash bonuses paid to our NEOs pursuant to our 2018 Cash Bonus Plan were directly aligned with our strong financial performance, the achievement of critical strategic and operational objectives, and the significant growth in stockholder value. Overall, the Committee believes the cash bonuses reflect our strong pay-for-performance philosophy.

2018 Equity-Based Awards

The purpose of this component is to align the interests of our executives with those of our stockholders by tying a meaningful portion of total compensation to increases in our value through the grant of equity-based awards. The executives’ interests are aligned with those of our stockholders because, as the value of our Company increases over time, the value of the executives’ equity grants increases as well. The Committee also believes that granting equity awards that vest over time promotes the retention of our executives.

Our board of directors and stockholders approved our 2013 Plan, which allows for the issuance of equity awards to our officers, directors and employees in the form of stock options, restricted stock awards, stock appreciation rights, or SARs, and restricted stock units, or RSUs.

When determining the number of equity awards to be granted to each executive, the Committee generally considers several factors, including the title and level of responsibility of the executive, the executive’s tenure with us, the executive’s business experience, and survey data regarding the level of equity ownership by executives with similar titles and levels of responsibility based on data from peer group companies and other compensation survey data. The committee also takes into account our achievement of significant milestones during the period prior to the grant date, such as completing financing transactions or receiving regulatory clearance or approval to commercialize products. During 2018, the Committee also specifically considered that (i) a significant portion of the option awards previously issued to long-term employees were substantially “underwater,” and therefore lacked meaningful retention incentive, and (ii) there were limited shares available for future issuance under our 2013 Plan, aside from the shares underlying outstanding stock option awards.

In June 2018, in light of the various factors described above, the Committee approved the grant of stock options to each of our NEOs pursuant to our 2013 Plan as set forth in the table below:

Name	Aggregate Number of Option Awards (#)
Kim D. Blickenstaff	200,000
John F. Sheridan	100,000
Leigh A. Vosseller	100,000
David B. Berger	100,000
Brian B. Hansen	100,000

Each of these options has an exercise price of $18.86 per share and vests over a period of 24 months, with 50% of the shares vesting on the date that is 12 months following the date of grant, and the remaining 50% of the shares vesting in equal monthly installments over the remaining 12 months.

Broad-Based Benefit Programs

All full-time employees, including our NEOs, may participate in our health and welfare benefit programs, including medical, dental and vision care coverage, disability and life insurance, our employee stock purchase plan and our 401(k) plan.

We have adopted a defined contribution 401(k) plan for the benefit of our employees. Employees are eligible to participate in the plan beginning on the first day of the calendar quarter following their date of hire. Under the terms of the plan, employees may make voluntary contributions as a percent of compensation. We do not match contributions at this time.

We also offer a standard benefits package that we believe is necessary to attract and retain key executives. Our NEOs are eligible to participate in our health and welfare benefit plans. We also pay the premiums for long-term disability insurance and life insurance for our NEOs.

Hedging and Pledging Policy

Our Insider Trading Policy prohibits our employees, including our NEOs, from engaging in transactions to “hedge” ownership of our Common Stock, including short sales or trading in any derivatives involving our Common Stock (or securities convertible or exchangeable for our Common Stock). We believe this policy is consistent with good corporate governance and with our pay-for-performance compensation model. Our policies also prohibit the pledging of our Common Stock. There are no outstanding pledged shares.

Recoupment (Clawback) Policy

In accordance with the provisions of Section 304 of the Sarbanes-Oxley Act, if we are required, as a result of misconduct, to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws, our Chief Executive Officer and Chief Financial Officer may be legally required to reimburse us for any bonus or other incentive-based or equity-based compensation they received as a result of the material noncompliance.

Tax and Accounting Considerations

In making executive compensation decisions, the Committee considers the impact of the provisions of Section 162(m) of the Code. That section generally limits the deductibility of compensation paid by a publicly-held company to “covered employees” for a taxable year to $1.0 million, except for certain “performance-based compensation” payable pursuant to written contracts that were in effect on November 2, 2017 and that are not modified in any material respect on or after that date. “Covered employees” generally include our Chief Executive Officer, Chief Financial Officer and other highly compensated executive officers. Thus our tax deduction with regard to compensation of these officers is limited to $1.0 million per taxable year with respect to each such officer. With respect to cash and equity awards that were in effect on November 2, 2017, and that are not modified in any material respect on or after that date, the Committee is mindful of the benefit to us and our stockholders of the full deductibility of compensation and have taken steps so that both the cash incentive and stock option awards that we granted may qualify for aforementioned exception to non-deductibility under Section 162(m) of the Code. With respect to cash incentive and equity awards that we may grant in the future, we do not anticipate that the $1.0 million deduction limitation set forth in Section 162(m) of the Code will have a material impact on our results of operations.

The committee also considers the impact of Section 409A of the Code, and in general, our executive plans and programs are designed to comply with the requirements of that section so as to avoid possible adverse tax consequences that may result from noncompliance.

Although we review and consider the tax and accounting laws, rules, and regulations that may impact our executive compensation program, we believe it is not in the best interests of our stockholders to restrict the Committee’s discretion and flexibility in developing appropriate compensation programs and thus also consider the competitiveness of our program in our market and the importance to our stockholders of incentivizing and rewarding executives for reaching desired performance levels and other goals.

Employment Agreements

We have not entered into employment agreements with any of our current executive officers.

Employment Severance Agreements

Our board of directors has approved employment severance agreements with all of our senior management personnel, including our NEOs. Our board of directors believes it is important to provide our executive officers with severance benefits under limited circumstances in order to provide them with enhanced financial security and sufficient incentive and encouragement to remain employed by us.

Pursuant to the terms of each of the severance agreements, if within three months prior or 12 months following a change of control (as defined in the severance agreements), the executive officer’s employment is terminated as a result of (i) an involuntary termination or (ii) a resignation for good reason (each as defined in the severance agreements), then the executive will continue to receive salary at the salary amount in effect at the time of such termination (less applicable withholdings and deductions) for the applicable severance period beginning immediately following such termination, as well as the executive’s target bonus for the year in which the termination occurs. The executive will also vest in and have the right to exercise all outstanding options, restricted stock awards and SARs that were unvested as of the date of such termination. Additionally, all of our repurchase rights with respect to any vested and unvested restricted stock will lapse and any right to repurchase any of our Common Stock will terminate.

If within 12 months following a change of control, the executive officer’s employment is terminated as a result of voluntary resignation, termination for cause, disability or death, then the executive officer will not be entitled to receive severance change of control benefits except for those as may be established under our then-existing severance and benefit plans and practices or pursuant to other written agreements between us and such executive officer.

Pursuant to the terms of each of the severance agreements, upon the termination of the executive officer’s employment for any reason, we will pay the executive:

•	any unpaid base salary due for periods prior to the termination date;
•	all of the executive’s accrued paid time off through the termination date; and
•	all expenses reasonably and necessarily incurred and submitted on proper expense reports in connection with our business prior to the termination date.

The severance agreements are substantially identical for each of our NEOs except that the severance period for Messrs. Blickenstaff and Sheridan is 24 months and the severance period for each of Ms. Vosseller, and Messrs. Berger and Hansen is 18 months.

The benefits payable under the severance agreements may be immediately terminated in certain circumstances, including the unauthorized use by an executive officer of our material confidential information or any prohibited or unauthorized competitive activity undertaken by an executive officer.

Recent Executive Compensation Changes

Appointment of Officers

Effective March 1, 2019, Mr. Blickenstaff transitioned from the role of President and Chief Executive Officer to a newly-created position of Executive Chairman and he will continue to be an employee and director. Effective March 1, 2019, Mr. Sheridan, who previously served as our Executive Vice President and Chief Operating Officer, was promoted to President and Chief Executive Officer and has been nominated to serve as a Class III director at the Annual Meeting.

2019 Base Salaries

In February 2019, our board of directors approved the 2019 base salary for Mr. Blickenstaff for the newly-created position of Executive Chairman, and for Mr. Sheridan for his appointment to President and Chief Executive Officer. In addition, our board of directors approved a merit increase of approximately 3.5% for the 2019 base salaries for Ms. Vosseller and Messrs. Berger and Hansen.

The base salary amounts for 2019 for our NEOs, which were effective February 25, 2019, are set forth opposite their names in the table below:

Name	2019 Base Salary
Kim D. Blickenstaff	$500,000
John F. Sheridan	$500,000
Leigh A. Vosseller	$400,000
David B. Berger	$400,000
Brian B. Hansen	$400,000

2019 Performance-Based Cash Incentive Program

In February 2019, our board of directors approved the adoption of a cash bonus plan that will be utilized to calculate the cash bonuses that may become payable to our executive officers and other senior management personnel with respect to 2019, which we refer to as the “2019 Cash Bonus Plan.” Similar to the 2018 Cash Bonus Plan, the 2019 Cash Bonus Plan is intended to reward plan participants for their individual contributions to our achievement of pre-established financial performance objectives and significant product development milestones for 2019.

Target Cash Bonus Amount

The target cash bonus amount for each plan participant is set as a percentage of the participant’s base salary as determined by our board of directors. The 2019 base salary, target percentage and resulting target cash bonus amount for each NEO is set forth in the table below. However, actual cash bonus payments will be calculated based on actual wages earned during the fiscal year.

Name	2019 Base Salary	Target Percentage	Target Cash Bonus
Kim D. Blickenstaff	$500,000	100%	$500,000
John F. Sheridan	$500,000	100%	$500,000
Leigh A. Vosseller	$400,000	60%	$240,000
David B. Berger	$400,000	60%	$240,000
Brian B. Hansen	$400,000	60%	$240,000

Performance Objectives

Cash bonuses may be earned under the 2019 Cash Bonus Plan based on the achievement of specified financial performance objectives and product development milestones. The percentage of the target cash bonus for each NEO that is subject to the financial performance objectives and product development milestones, respectively, is set forth in the table below:

Targets	Percentage of Target Bonus
Financial Performance Objectives	80%
Product Development Milestones	20%
TOTAL	100%

Bonus payments under the 2019 Cash Bonus Plan, if any, will be made at the discretion of our board of directors or the Committee. The financial performance components and product development components of the 2019 Cash Bonus Plan may be earned independent of one another. If we do not achieve any portion of any of the financial performance components or the product development components of the 2019 Cash Bonus Plan, no payouts will be made unless our board of directors or the Committee, in its sole discretion, determines that there are other factors that merit consideration in the determination of bonus awards, which may be determined on an individual basis.

Financial Performance Objectives

The portion of the cash bonuses that relate to our financial performance objectives may be earned based on our actual revenue for fiscal year 2019 as compared to a pre-established 2019 revenue target (the “Revenue Target”), provided that we also achieve at least a minimum adjusted EBITDA (and further excluding non-cash stock based compensation expense and any payment pursuant to the 2019 Cash Bonus Plan) margin percentage (the “Minimum Operating Percentage Target”). Subject to the foregoing, the financial performance objective portion of the cash bonuses may be earned under the 2019 Cash Bonus Plan as follows:

•

A minimum percentage growth rate over our actual 2018 revenue, which places our revenue for 2019 at 75% of the Revenue Target (the “Minimum Revenue Target”), must be achieved for any bonus to be earned under the financial performance objectives portion of the 2019 Cash Bonus Plan.

•

If our actual revenues are between the Minimum Revenue Target and the Revenue Target, the goal achievement for the financial performance objectives will be calculated proportionately on a straight-line basis from 0% to 100%. If our actual revenues exceed the Revenue Target, the goal achievement for the financial performance objectives will be calculated proportionately as a percentage of the Revenue Target.

Potential Incremental Bonus

If our actual revenues are above 105% of the Revenue Target, and the Minimum Operating Percentage Target is achieved, then the 2019 Cash Bonus Plan has two levels of potential incremental overall goal achievement:

•

If our actual revenues are above 105% of the Revenue Target and up to 115% of the Revenue Target, the percentage of overall goal achievement with respect to our financial performance objectives under the 2019 Cash Bonus Plan will first be calculated as described above, and then the overall goal achievement under the 2019 Cash Bonus Plan will be multiplied by an amount equal to 100% plus one times each percent of revenue achievement above 105% of the Revenue Target and up to 115% of the Revenue Target, and the cash bonus will be calculated based on this modified level of goal achievement; or

•

If our actual revenues are above 115% of the Revenue Target, the percentage of overall goal achievement with respect to our financial performance objectives under the 2019 Cash Bonus Plan will first be calculated as described above, and then the overall goal achievement under the 2019 Cash Bonus Plan will be multiplied by an amount equal to 100% plus two times each percent of revenue achievement above 105% of the Revenue Target, and the cash bonus will be calculated based on this modified level of goal achievement.

Product Development Objectives

The portion of the cash bonuses that relates to our product development milestones generally requires that we obtain regulatory clearance and commercially launch certain products under development, or relates to the internal launch of specific customer and business system enhancements. Subject to the Committee’s final discretion, an individual product development milestone must be achieved within a required time period for the applicable portion of the 2019 Cash Bonus Plan to be achieved. Overall goal achievement of our product development milestones will be based on the portion of the product development milestones that we actually achieve during 2019.

2019 Equity-Based Awards

In February 2019, the Committee approved the grant of stock options to our NEOs pursuant to our 2013 Plan as set forth in the table below:

Name	Aggregate Number of Option Awards (#)
Kim D. Blickenstaff	210,000
John F. Sheridan	210,000
Leigh A. Vosseller	105,000
David B. Berger	105,000
Brian B. Hansen	105,000

The number of options granted was determined by reference to the factors discussed above. Each of these options has an exercise price equal to the fair market value on the date of grant and vests over a period of 4 years, with 25% of the shares vesting on the date that is 12 months following the date of grant, and the remaining 75% of the shares vesting in equal monthly installments over the remaining 36 months; provided, that each of the options is subject to and conditioned upon the approval by our stockholders of an increase in the number of shares reserved for issuance under our 2013 Plan. If our stockholders do not approve this increase prior to December 31, 2019, then such option awards will automatically terminate. For additional information about the proposal to amend our 2013 Plan, see the section entitled “Proposal 3: Approval of Amendments to our 2013 Plan.”

We expect that future equity awards will be granted to our NEOs and other employees pursuant to our 2013 Plan, subject to obtaining the approval of our stockholders for an increase in the number of shares reserved for issuance under our 2013 Plan.

COMPENSATION RISK ASSESSMENT

We believe that, although a portion of the compensation provided to our executives and other employees is subject to the achievement of specified Company performance criteria, our executive compensation program does not encourage excessive or unnecessary risk-taking. We do not believe our compensation programs are reasonably likely to have a material adverse effect on us.

Summary Compensation Table

The following table provides a summary of the compensation of our named executive officers for the fiscal years ended December 31, 2018, 2017 and 2016, as applicable:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)		Total ($)
Kim D. Blickenstaff	2018	$1	$-	$2,395,065	$583,495	$4,924		$2,983,485
Current Executive Chairman, (former	2017	$583,495	$-	$160,338	$-	$5,334		$749,167
President and Chief Executive Officer)	2016	$569,006	$-	$866,656	$-	$2,772		$1,438,434
John F. Sheridan	2018	$386,250	$-	$1,197,532	$350,863	$2,772		$1,937,417
Current President and Chief Executive Officer, (former Executive Vice President	2017	$375,000	$164,813	$53,546	$-	$2,772		$596,131
and Chief Operating Officer)	2016	$365,000	$109,500	$523,351	$-	$14,675		$1,012,526
Leigh A. Vosseller Executive Vice President, Chief Financial Officer and Treasurer(5)	2018	$362,965	$-	$1,197,532	$331,568	$630		$1,892,695
David B. Berger Executive Vice President, General Counsel and Secretary(6)	2018	$386,250	$-	$1,197,532	$350,863	$630		$1,935,275
Brian B. Hansen	2018	$386,250	$-	$1,197,532	$350,863	$966		$1,935,611
Executive Vice President and	2017	$375,000	$164,813	$53,546	$-	$14,492		$607,851
Chief Commercial Officer	2016	$331,731	$99,519	$636,505	$-	$179,364	(7)	$1,247,119

1)

Amounts listed reflect the grant date fair value of certain options awarded to each of our named executive officers calculated in accordance with FASB ASC Topic 718 (without regard to estimates of forfeitures related to service-based vesting). Information regarding assumptions made in valuing the option grants can be found in Note 6 of the “Notes to Financial Statements” included in Item 8 of our Annual Report. The amounts disclosed do not necessarily reflect the dollar amounts of compensation actually realized, or that may be realized, by our named executive officers with respect to the options. For more information about equity awards granted in 2018, please see to the section of this Proxy Statement entitled “Compensation Discussion and Analysis - 2018 Equity-Based Awards.”

2)

Amounts listed do not reflect the value of certain options granted in December 2017 that were subject to and conditioned upon the approval by our stockholders of an increase in the number of shares reserved for issuance under our 2013 Plan, as the value of those options was not determinable as of the grant date. These amounts were as follows: $1,702,710 for Messrs. Sheridan and Hansen, and $1,362,168 for Ms. Vosseller and Mr. Berger. These amounts became determinable upon approval by our stockholders of the increase in the number of shares reserved for issuance under our 2013 Plan on June 14, 2018.

3)

Amounts listed reflect the amounts earned and paid under our 2018 Cash Bonus Plan based on our achievement related to certain pre-established financial performance objectives and significant product development milestones for 2018. Our 2018 Cash Bonus Plan is described in the section of this Proxy Statement entitled “Compensation Discussion and Analysis - 2018 Performance-Based Cash Incentive Program.”

4)

During fiscal year 2017, Mr. Hansen participated in our incentive award trip for selected members of our executive and sales teams. Amounts listed include the incremental costs to us of meals, entertainment and other expenses for Mr. Hansen of $8,443, as well as statutory tax with respect to the imputed income associated with the trip of $5,083. During fiscal year 2016, Mr. Sheridan, and Mr. Hansen and his spouse, participated in our incentive award trip for selected members of our executive and sales teams. Amounts listed include the incremental costs to us of meals, entertainment and other expenses for Mr. Hansen and his spouse of $14,860, as well as statutory tax with respect to the imputed income associated with the trip of $8,946 for fiscal year 2016. Amounts listed include the incremental costs to us of meals, entertainment and other expenses for Mr. Sheridan of $7,430, as well as statutory tax with respect to the imputed income associated with the trip for Mr. Sheridan of $4,473 for fiscal year 2016. The remaining amounts for each of the named executive officers reflect the value of premiums paid by us for group term life insurance for the benefit of our named executive officers, except for Mr. Hansen for which the amounts also include the amounts described in note 7, below.

5)	Because Ms. Vosseller was not a named executive officer for 2017 and 2016, her compensation for those years has been excluded.

6)	Because Mr. Berger was not a named executive officer for 2017 and 2016, his compensation for those years has been excluded.
7)	Amount listed reflects the value of a sign-on bonus and relocation expense reimbursement of $75,000 and $80,000, respectively, for Mr. Hansen, which was paid to him in 2016.

Grants of Plan-Based Awards

The following table presents, for each of our named executive officers, information concerning grants of plan-based awards made during the fiscal year ended December 31, 2018. This information supplements the information about these awards set forth in the Summary Compensation Table above.

		Estimated Possible Payouts Under 2018 Cash Bonus Plan(1)
Name	Grant Date	Threshold	Target	Maximum	All Other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise Price of Option Awards ($/Sh)	Grant Date Fair Value of Option Awards(3)
Kim D. Blickenstaff		$-	$583,495
	6/14/2018				200,000	$18.86	$2,395,065
John F. Sheridan		$-	$193,125
	6/14/2018				100,000	$18.86	$1,197,532
Leigh A. Vosseller		$-	$193,125
	6/14/2018				100,000	$18.86	$1,197,532
David B. Berger		$-	$193,125
	6/14/2018				100,000	$18.86	$1,197,532
Brian B. Hansen		$-	$193,125
	6/14/2018				100,000	$18.86	$1,197,532

1)

Amounts listed reflect the potential payouts under our 2018 Cash Bonus Plan as of the grant date of such awards. Our 2018 Cash Bonus Plan was designed to reward plan participants for their individual contributions to our achievement of pre-established financial performance objectives and significant product development milestones for 2018. A “target” level of achievement was defined by the Committee with respect to the performance metrics for the 2018 Cash Bonus Plan, although no “threshold” or “maximum” performance levels were defined. Each of the performance conditions was achieved in fiscal year 2018 and the cash bonus payments were approved by our board of directors in February 2019. The actual amounts paid to our named executive officers are set forth in the Summary Compensation Table above, and the calculation of the actual amounts paid is discussed more fully in the section of this Proxy Statement entitled “Compensation Discussion and Analysis - 2018 Performance-Based Cash Incentive Program.”

2)

Amounts listed reflect the grant of time-based stock option awards to our named executive officers in 2018. Each of these options vest over a period of 24 months, with 50% of the shares vesting on the date that is 12 months following the date of grant, and the remaining 50% of the shares vesting in equal monthly installments over the remaining 36 months. Please see the section of this Proxy Statement entitled “Compensation Discussion and Analysis - 2018 Equity-Based Awards” for more information about stock option awards granted in 2018.

3)

Amounts listed reflect the grant date fair value of the stock options awarded to each of our named executive officers in 2018, calculated in accordance with FASB ASC Topic 718 (without regard to estimates of forfeitures related to service-based vesting). Information regarding assumptions made in valuing the stock option awards can be found in Note 6 of the “Notes to Financial Statements” included in Item 8 of our Annual Report.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes the outstanding equity awards held by our named executive officers as of December 31, 2018:

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)(1)	Option Expiration Date(2)
Kim D. Blickenstaff	57,471	-		$11.06	4/23/2023
	54,899	-		$150.00	11/13/2023
	14,146	1,643	(3)	$119.20	5/21/2025
	16,783	6,902	(4)	$69.50	2/16/2026
	12,475	19,025	(5)	$9.00	5/17/2027
	-	200,000	(6)	$18.86	6/14/2028
John F. Sheridan	8,706	-		$11.06	4/23/2023
	9,899	-		$150.00	11/13/2023
	5,054	585	(3)	$119.20	5/21/2025
	5,996	2,464	(4)	$69.50	2/16/2026
	16,920	-		$23.00	12/16/2026
	4,159	6,341	(5)	$9.00	5/17/2027
	50,000	50,000	(7)	$2.59	12/1/2027
	-	100,000	(6)	$18.86	6/14/2028
Leigh A. Vosseller	8,056	-		$67.69	9/23/2023
	5,799	-		$150.00	11/13/2023
	2,431	280	(3)	$119.20	5/21/2025
	2,410	980	(4)	$69.50	2/16/2026
	6,780	-		$23.00	12/16/2026
	2,975	4,525	(5)	$9.00	5/17/2027
	40,000	40,000	(7)	$2.59	12/1/2027
	-	100,000	(6)	$18.86	6/14/2028
David B. Berger	8,951	-		$67.69	8/6/2023
	18,800	-		$150.00	11/13/2023
	5,054	585	(3)	$119.20	5/21/2025
	5,996	2,464	(4)	$69.50	2/16/2026
	16,920	-		$23.00	12/16/2026
	4,159	6,341	(5)	$9.00	5/17/2027
	30,000	40,000	(7)	$2.59	12/1/2027
	-	100,000	(6)	$18.86	6/14/2028
Brian B. Hansen	9,566	3,934	(4)	$69.50	2/16/2026
	11,280	-		$23.00	12/16/2026
	4,159	6,341	(5)	$9.00	5/17/2027
	25,000	50,000	(7)	$2.59	12/1/2027
	-	100,000	(6)	$18.86	6/14/2028

1)	Stock options are granted with an exercise price equal to the closing price of our Common Stock on the grant date.
2)	The expiration date of the option awards is ten years from the date of grant.
3)

Amount listed reflects options to purchase shares of our Common Stock that were granted on May 21, 2015 and remained unvested as of December 31, 2018. The shares underlying these options vested as to 25% of the shares on May 21, 2016, the first anniversary of the grant date, and thereafter the remaining shares vest in 36 equal monthly installments until May 21, 2019, provided that the option holder continues to provide services to us through such dates.

4)

Amount listed reflects options to purchase shares of our Common Stock that were granted on February 16, 2016 and remained unvested as of December 31, 2018. The shares underlying these options vested as to 25% of the shares on February 16, 2017, the first anniversary of the grant date, and thereafter the remaining shares vest in 36 equal monthly installments until February 16, 2020, provided that the option holder continues to provide services to us through such dates.

5)

Amount listed reflects options to purchase shares of our Common Stock that were granted on May 17, 2017 and remained unvested as of December 31, 2018. The shares underlying these options vested as to 25% of the shares on May 17, 2018, the first anniversary of the grant date, and thereafter the remaining shares vest in 36 equal monthly installments until May 17, 2021, provided that the option holder continues to provide services to us through such dates.

6)

Amount listed reflects options to purchase shares of our Common Stock that were granted on June 14, 2018 and remained unvested as of December 31, 2018. The shares underlying these options vest as to 50% of the shares on June 14, 2019, the first anniversary of the grant date, and thereafter the remaining shares vest in 12 equal monthly installments until June 14, 2020, provided that the option holder continues to provide services to us through such dates.

7)

Amount listed reflects options to purchase shares of our Common Stock that were granted on December 1, 2017 and remained unvested as of December 31, 2018. The shares underlying these options vested as to 50% of the shares on December 1, 2018, the first anniversary of the grant date, and thereafter the remaining shares vest in 12 equal monthly installments until December 1, 2019, provided that the option holder continues to provide services to us through such dates. On the date of grant, these options were subject to and conditioned upon the approval by our stockholders of an increase in the number of shares reserved for issuance under our 2013 Plan, which we received on June 14, 2018.

Option Exercises at Fiscal Year End

	Option Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)
Kim D. Blickenstaff	-	-
John F. Sheridan	-	-
Leigh A. Vosseller	-	-
David B. Berger	10,000	$317,296
Brian B. Hansen	25,000	$879,000

1)

Pursuant to applicable SEC rules, the amounts in this column reflect the aggregate dollar amount realized upon exercise of the options, determined by taking the difference between the market price of our Common Stock at exercise and the exercise price of the options.

Potential Payments upon Change of Control

The following table summarizes the potential payments and benefits that would have been paid or provided to our named executive officers if a termination of employment had occurred on December 31, 2018, provided that such termination was a result of an involuntary termination or a resignation for good reason and occurred within three months prior or 12 months following a change of control. The amounts reflected in the table are in addition to amounts that would have been payable for accrued but unpaid base salary, accrued paid time off and reimbursement of expenses, all of which would be paid upon termination of employment for any reason. Except as noted above, no payments or benefits will be provided to our named executive officers in connection with a termination of employment as a result of a voluntary resignation or a termination for cause.

	Involuntary Termination or Resignation for Good Reason in Connection with a
	Change of Control
	Type of Payment or Benefit:
Name	Severance		Accelerated Stock Options(1)
Kim D. Blickenstaff	$2,100,582	(2)	$4,373,154
John F. Sheridan	$869,063	(3)	$3,863,699
Leigh A. Vosseller	$869,063	(3)	$3,457,289
David B. Berger	$869,063	(3)	$3,509,899
Brian B. Hansen	$869,063	(3)	$3,863,699

1)

Pursuant to applicable SEC rules, the value of accelerated stock options has been determined by calculating the difference between the aggregate market price of our Common Stock on December 31, 2018 and the aggregate exercise price of the relevant options. In the event of an actual change of control transaction, the value of our Common Stock may be significantly different than this assumed value, in which case the value realized by our named executive officers upon the vesting of the stock option awards in connection with the change of control transaction may be significantly different.

2)

Pursuant to Mr. Blickenstaff’s 2018 Compensation Agreement, in the event of a termination of his employment under the conditions stated in the table above, severance payments made to Mr. Blickenstaff on December 31, 2018 would have been calculated, for a severance period of 24 months, using his 2017 base salary, which was $583,495, plus his target bonus for the year ended December 31, 2017, which was $466,796.

3)	Amount listed reflects 18 months’ worth of base salary plus target bonus for the year ended December 31, 2018 for each of Ms. Vosseller and Messrs. Sheridan, Berger and Hansen.

Stock Incentive Plans

As of December 31, 2018, the number of shares reserved for issuance, number of shares issued, number of shares underlying outstanding stock options, weighted-average exercise price of outstanding options, and number of shares remaining available for future issuance under our 2006 Plan and 2013 Plan are set forth in the table below. The committee and our board of directors have determined not to make any further awards under our 2006 Plan.

As of December 31, 2018, the number of shares reserved for issuance, number of shares issued, weighted-average exercise price of outstanding options, and number of shares remaining available for future issuance under our ESPP are also set forth in the table.

We do not have any stock incentive plans that have not been approved by our stockholders.

Name	Number of Shares Reserved for Issuance(1)	Number of Shares Issued	Number of Shares Underlying Outstanding Options(2)	Weighted-Average Exercise Price of Outstanding Options (per share)	Number of Shares Remaining Available for Future Issuance
2006 Plan	268,560	94,839	141,377	$24.23	-
2013 Plan	6,726,135	128,210	5,621,815	$23.60	976,110
ESPP	2,264,725	244,099			2,020,626

(1)

Amounts listed reflect 404,776 shares that were automatically added to our 2013 Plan and 101,194 shares that were automatically added to our ESPP on January 1, 2018, pursuant to the evergreen provisions that existed in those plans at that time. On June 14, 2018, our stockholders approved amendments to our 2013 Plan and ESPP to eliminate the evergreen provisions in both plans, to increase the number of shares of our Common Stock reserved for issuance under our 2013 Plan by 5,500,000 shares, and to increase the number of shares of our Common Stock reserved for issuance under our ESPP by 2,000,000 shares.

(2)

During the period from January 1, 2019 through March 31, 2019, we issued additional options to purchase an additional 2,329,053 shares of our Common Stock under our 2013 Plan, leaving an aggregate of zero shares remaining available for issuance under the plan. Included in these additional grants are options to purchase up to 1,318,180 shares of our Common Stock granted in February and March 2019 to certain officers and employees, which are expressly subject to and conditioned upon the approval by our stockholders of an increase in the number of shares of our Common Stock reserved for issuance under our 2013 Plan prior to December 31, 2019. The weighted-average exercise price reflected in this table excludes these conditional grants.

2006 Stock Incentive Plan

Our 2006 Plan was originally approved by our board of directors in September 2006, was subsequently approved by our stockholders in July 2007 and was most recently amended in April 2013. We have reserved an aggregate of 141,377 shares of our Common Stock for issuance pursuant to awards that were outstanding under our 2006 Plan as of December 31, 2018. The committee and our board of directors determined not to make any further awards under our 2006 Plan.

2013 Stock Incentive Plan

Our board of directors and our stockholders have approved our 2013 Plan. Our 2013 Plan provides us flexibility with respect to our ability to attract and retain the services of qualified employees, officers, directors, consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of our business depends, and to provide additional incentives to such persons to devote their effort and skill to the advancement of our Company, by providing them an opportunity to participate in the ownership of our Company and thereby have an interest in its success and increased value.

We had an aggregate of 6,726,135 shares of our Common Stock reserved for issuance under our 2013 Plan as of December 31, 2018. As of December 31, 2018 we had outstanding options to purchase 5,621,815 shares of our Common Stock under the 2013 Plan. In February and March 2019, we granted stock options to purchase 1,318,180 shares of our Common Stock, which are expressly subject to and conditioned upon the approval by our stockholders of an increase in the number of shares of our Common Stock reserved for issuance under our 2013 Plan prior to December 31, 2019.

In this Proxy Statement, we are seeking the approval of our stockholders to amend our 2013 Plan to, among other things, (i) increase the number of shares of our Common Stock reserved under our 2013 Plan by 5,000,000 shares, or from 6,726,135 shares to 11,726,135 shares, and (ii) change the methodology for determining the number of equity awards granted to our non-employee directors pursuant to our director compensation program. If our stockholders do not approve an increase of at least 1,318,180 shares prior to December 31, 2019, then the conditional option awards approved in February and March 2019 will automatically terminate. For additional information about the terms of our 2013 Plan and the proposal to amend our 2013 Plan, see the section entitled “Proposal 3: Approval of Amendments to our 2013 Plan.”

2013 Employee Stock Purchase Plan

Our board of directors and our stockholders have approved our ESPP. The purpose of our ESPP is to retain the services of new employees and secure the services of new and existing employees while providing incentives for such individuals to exert efforts toward our growth and success. Our ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code.

Our ESPP authorizes the issuance of shares of our Common Stock pursuant to purchase rights granted to our employees or to employees of any of our designated affiliates. We had an aggregate of 2,020,626 shares of our Common Stock reserved for issuance under our ESPP as of December 31, 2018.

Pay Ratio Disclosure

In accordance with applicable SEC rules, we determined that the 2018 annual total compensation of the median compensated employee of all our employees who were employed as of November 1, 2018, other than our CEO at that time, Mr. Blickenstaff, was $142,953. Mr. Blickenstaff’s 2018 annual total compensation was $2,983,485. Among other items, these amounts include base salary, cash incentive awards and equity-based compensation (valued based on the grant date fair value of awards granted during 2018), calculated as of December 31, 2018. As calculated in this manner, Mr. Blickenstaff’s 2018 annual total compensation was 21 times that of the median of the 2018 annual total compensation of all employees.

To identify the median compensated employee as of November 1, 2018, we used base salary for 2018 as a measure of annual total compensation. As of November 1, 2018, we had 642 employees who were employed and not on leaves of absence, consisting of 629 U.S. employees, and 13 employees located in Canada. As permitted by applicable SEC rules, we did not include any of our 13 Canadian employees, consisting of 2% of our total employee population, pursuant to the de minimis exemption for foreign employees. Except for these foreign employees, we did not exclude from the calculation of the median employee any other employees pursuant to any other permitted exemptions. We did not apply any cost-of-living adjustments as part of the calculation. This pay ratio is a reasonable estimate calculated in a manner consistent with applicable SEC rules based on our internal payroll and employment records and the methodology described above.

Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

COMPENSATION COMMITTEE REPORT

The compensation committee of the board of directors of Tandem Diabetes Care, Inc. has reviewed and discussed with management the Compensation Discussion and Analysis section of this Proxy Statement, including the related compensation tables, notes and narrative discussion. Based on our review and discussion, we have recommended to the board of directors that the Compensation Discussion and Analysis section, including the related compensation tables, notes and narrative discussion, be included in this Proxy Statement and incorporated into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

The foregoing report has been furnished by the compensation committee.

Respectfully submitted,

COMPENSATION COMMITTEE

Douglas A. Roeder, Chairman

Howard E. Greene, Jr.

Rebecca B. Robertson

This Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There were no transactions or series of similar transactions since January 1, 2018, or any currently proposed transactions, to which we were or are a party that are required to be reported in accordance with applicable SEC rules in which:

•	the amount involved exceeded or exceeds $120,000; and
•

any of our directors, nominees for director, executive officers, any holder of more than 5% of our Common Stock, or any member of the immediate family of any of the foregoing, had or will have a direct or indirect material interest.

Procedures for Approval of Related Party Transactions

Our board of directors has adopted a Related Party Transaction Policy to assist us in identifying, reviewing and approving or rejecting related party transactions. Under our Related Party Transaction Policy, our Compliance Officer (as defined in the Related Party Transaction Policy) is charged with the primary responsibility for determining whether, based on the facts and circumstances, a related person has a direct or indirect material interest in a current or proposed transaction. To assist the Compliance Officer in making this determination, the policy sets forth certain categories of transactions that are deemed not to involve a direct or indirect material interest of the related person. If, after applying these categorical standards and weighing all of the facts and circumstances, the Compliance Officer determines that the related person would have a direct or indirect material interest in the transaction, the Compliance Officer must present the transaction to the audit committee for review or, if impracticable under the circumstances, to the Chairman of the audit committee. The audit committee must then either approve or reject the transaction in accordance with the terms of the Related Party Transaction Policy.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, our directors, executive officers and beneficial owners of 10% or more of our Common Stock, which we collectively refer to as our reporting persons, are required to report to the SEC on a timely basis the initiation of their status as a reporting person and any changes with respect to their beneficial ownership of our Common Stock. Based solely on our review of copies of such forms that we have received, or written representations from our reporting persons, we believe that during the fiscal year ended December 31, 2018, all of our reporting persons complied with all applicable SEC filing requirements under Section 16 of the Exchange Act.

PROPOSAL 3: APPROVAL OF AMENDMENTS TO OUR 2013 PLAN

Overview

We are seeking stockholder approval to amend our 2013 Plan to (i) increase the number of shares of our Common Stock reserved under our 2013 Plan by 5,000,000 shares, or from 6,726,135 shares to 11,726,135 shares, and (ii) change the methodology for determining the number of equity awards granted to our non-employee directors pursuant to our director compensation program. Our board of directors has approved the amendments to our 2013 Plan, subject to stockholder approval at the Annual Meeting.

Purpose of 2013 Plan

The purpose of our 2013 Plan is to provide us flexibility with respect to our ability to attract and retain the services of qualified employees and directors upon whose judgment, initiative and efforts the successful conduct and development of our business depends, and to provide additional incentives to such persons to devote their effort and skill to our advancement by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in its success and increased value.

Reasons for Requested Increase in Shares Reserved

As of December 31, 2018, we had an aggregate of 6,726,135 shares reserved for issuance under our 2013 Plan, and outstanding options to purchase 5,769,062 shares of our Common Stock under the plan. During the period from January 1, 2019 through March 31, 2019, we issued additional options to purchase an additional 2,329,053 shares of our Common Stock under the 2013 Plan, leaving an aggregate of zero shares remaining available for issuance under the plan. Included in these additional grants are options to purchase up to 1,318,180 shares of our Common Stock granted in February and March 2019 to certain officers and employees, which are expressly subject to and conditioned upon the approval by our stockholders of an increase in the number of shares of our Common Stock reserved for issuance under our 2013 Plan prior to December 31, 2019. If our stockholders do not approve an increase of at least 1,318,180 shares prior to December 31, 2019, the conditional option awards granted to these officers and employees will automatically terminate.

Our board of directors believes it is in the best interests of our stockholders to seek an increase in the number of shares of our Common Stock reserved for issuance under our 2013 Plan so that we can continue to motivate and incentivize eligible employees and non-employee directors, fulfill the objectives of our compensation strategy and align the interests of plan participants with those of our stockholders. Our board of directors also believes it is important to seek an increase to allow for the issuance of the conditional options granted in February 2019, which our board of directors views as critical to our ability to retain certain executives, high-performing employees and newly hired employees that were awarded conditional options in connection with joining us in 2019 as we continue to grow and scale our business.

In considering our recommendation to increase the number of shares of our Common Stock reserved for issuance under our 2013 Plan by 5,000,000 shares, our board of directors considered a number of factors, including:

•

our ongoing need to retain and motivate our officers and employees after a period of financial uncertainty and during a period in which we are focusing on building our business, meeting the accelerated demand for our products and executing on our growth strategy;

•

the fact that a large proportion of outstanding stock options under the 2013 Plan will vest and be exercisable in the next 12-18 months, and the resulting need to retain and re-incentivize employees with new awards;

•	our historical and forecasted stock grant practices, including projected hirings to support the overall growth of our business;
•	the number of shares that we requested to add to the plan reserve under our 2013 Plan during 2018; and
•

our voluntarily removal of the “evergreen” provision from our 2013 Plan during 2018, which means we are now required to obtain stockholder approval of any increase in the number of shares reserved for issuance under our 2013 Plan.

In the first half of 2018, the Committee considered employee retention to be an acute business risk due to the significant dilution of long-term equity incentive awards associated with the Company’s prior financing efforts. In order to help rebuild the employee equity pool, align employee interests with those of stockholders and encourage retention during a critical time for our business, stock options were broadly awarded to our executives and employees during 2018.

Our board of directors also took into account the potential impact of the requested increase in the number of shares reserved for issuance under our 2013 Plan on our stockholders. For instance, our board of directors considered the amount of the share increase relative to both the (i) total number of shares of our Common Stock outstanding, as well as (ii) our fully-diluted shares outstanding. As noted above, our board of directors also took into consideration that many of the stock options granted under our 2013 Plan are currently vested or will vest in the next 12-18 months, and may not provide any meaningful retention benefits to our current employees and non-employee directors beyond that period of time. In addition, because1,318,180 shares of the requested 5,000,000 share increase will be applied towards the conditional stock option awards previously granted in February and March 2019, assuming the amendments to our 2013 Plan are approved, only approximately 3,681,820 shares will be available for future awards under the 2013 Plan, which equals approximately 6.3% of the total number of shares outstanding on March 31, 2019. In light of the foregoing, our board of directors believes the additional share request to be appropriate and necessary to meet the objectives of our stock-based compensation program, and to be in the best interests of our stockholders.

We estimate that the shares authorized for issuance under our 2013 Plan would be sufficient to grant awards for approximately two years. However, our actual share usage is dependent on a number of important variables, including the future trading price of our Common Stock, our hiring and promotion activity, our ongoing need to retain and motivate employees, and market practices within our industry and geographic region. As a result, the share reserve under our 2013 Plan could last for a longer or shorter period of time than we currently expect.

Reasons for Requested Change in Equity Grant Methodology for Non-Employee Directors

In addition, we are asking our stockholders to approve amendments to our 2013 Plan to change the methodology for determining the equity awards granted to our non-employee directors pursuant to our director compensation program. If the amendments are approved by our stockholders, upon initial appointment or election to our board of directors, each non-employee director would be entitled to receive either stock options to purchase shares of our Common Stock with an aggregate Black-Scholes value of $300,000, or restricted stock awards with a grant date fair value of $300,000. In addition, on the date of each annual meeting of stockholders (commencing with this Annual Meeting), each non-employee director that continues to serve as a director following the annual meeting will be entitled to receive either stock options to purchase shares of our Common Stock with an aggregate Black-Scholes value of $150,000, or restricted stock awards with a grant date fair value of $150,000. The exercise price of all stock options will equal the closing price of our Common Stock on the grant date, and the grant date fair value of all restricted stock awards will be based on the closing price of our Common Stock on the grant date. For additional information about the equity awards to be granted pursuant to our director compensation program, see the section entitled “Description of our 2013 Plan - Equity Grants to Non-Employee Directors.”

In making this recommendation, our board of directors considered several factors, including:

•	the volatility of our Common Stock over the past several years;
•	a review of peer group data, as well as other compensation survey data, provided by our independent compensation consultant, Marsh & McLennan;
•	a significant change in our peer group companies as a result of increases in our market capitalization, stock price and projected revenue;
•	feedback from our compensation committee on appropriate non-employee director grant practices; and
•

and a desire to more closely align the methodology for granting stock awards for non-employee directors to the methodology used by the compensation committee to grant stock awards to our executive officers.

While we are not required to obtain the approval of our stockholders to make changes to our director compensation program, including with respect to the grant of equity awards to our non-employee directors, we have elected to do so as a matter of good corporate governance.

Description of our 2013 Plan

The material terms of our 2013, as amended, are outlined below. This summary is qualified in its entirety by reference to the complete text of our 2013 Plan, as amended. You are urged to read the actual text of our 2013 Plan, as amended, which is appended to this Proxy Statement as Appendix B and incorporated herein by reference.

Purpose

The purpose of our 2013 Plan is to assist us in attracting and retaining qualified employees, and aligning the interests of participating employees with those of our stockholders.

Types of Awards

The terms of our 2013 Plan provide for (i) the grant of incentive stock options, or ISOs, nonstatutory stock options, or NSOs, stock appreciation rights, or SARs, and restricted stock units, or RSUs, and (ii) the sale or grant of restricted stock. We have never issued SARs or RSUs under our 2013 Plan, and we have never sold or granted restricted stock under the plan.

Shares Available for Awards

Upon the approval of this proposal, the aggregate number of shares of our Common Stock that may be issued pursuant to stock awards under our 2013 Plan, or the Authorized Shares, will not exceed 11,726,135 shares.

If a stock award granted under our 2013 Plan, or any portion thereof, expires or otherwise terminates without all of the shares covered by the stock award having been issued, such expiration, termination or settlement will not reduce or otherwise offset the number of shares available for issuance under our 2013 Plan. Additionally, shares issued pursuant to stock awards granted under our 2013 Plan that are repurchased by the Company pursuant to an option agreement will become available again for issuance under our 2013 Plan. Shares subject to outstanding SARs that are settled in exchange for shares of common stock, shares used to pay the exercise price related to outstanding stock options and shares used to pay withholding taxes related outstanding stock awards will not become available again for issuance under our 2013 Plan.

Eligibility

All of our employees, non-employee directors and consultants are eligible to participate in our 2013 Plan and may receive all types of awards; provided that ISOs may be granted under our 2013 Plan only to our officers and employees. There are approximately 700 potential participants in the 2013 Plan. However, the number of awards (if any) that may be received by individual employees or groups of employees under our 2013 Plan is in the discretion of our board of directors and therefore cannot be determined in advance. In addition, the number of eligible participants will vary based on changes in our employee headcount and the composition of our board of directors, among other factors.

Grant Limits

Under our 2013 Plan, a maximum of 2,000,000 shares of our Common Stock may be granted to any one participant during a single fiscal year pursuant to stock options and SARs. A maximum of 1,000,000 shares of our Common Stock may be granted to any one participant during a single fiscal year pursuant to RSUs and Restricted Stock awards.

Repricing; Cancellation and Re-Grant of Stock Awards

Under our 2013 Plan, the plan administrator does not have the authority to (i) reprice any outstanding stock options or SARs by reducing (a) the exercise price of such stock options or (b) the price per share for purposes of computing the amount payable under such SARs, or the Base Price, or (ii) cancel any outstanding stock options or SARs in exchange for cash, stock options with an exercise price that is less than the exercise price of the original stock options, or SARs with a Base Price that is less than the Base Price of the original SARs, in each case without obtaining the approval of our stockholders.

Stock Options

Stock options may be granted under our 2013 Plan pursuant to stock option agreements. Our 2013 Plan permits the grant of stock options that qualify as ISOs or NSOs. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described in this section.

The exercise price of NSOs may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant. The exercise price of ISOs may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “Limitations on Incentive Stock Options (ISOs)” below), may not be less than 110% of such fair market value.

While the term and provisions for termination of stock options granted under our 2013 Plan will be fixed by the plan administrator, no stock option may be exercisable more than ten years after the date it is granted. In addition, a stock option will terminate if the option holder is terminated for cause in which case the stock option will cease to be exercisable immediately upon the option holder’s termination. A stock option term may be extended in the event that exercise of the stock option following termination of service is prohibited by applicable securities laws or if the sale of stock received upon exercise of a stock option would violate our insider trading policy. In no event may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of our Common Stock pursuant to the exercise of a stock option will be determined by the plan administrator and may include (i) cash or check, (ii) common stock previously owned by the option holder, (iii) cancellation of indebtedness of the Company owed to the option holder, (iv) a “same day sale” commitment from the option holder and a broker-dealer whereby the option holder elects to exercise the stock option and to sell a portion of the shares so purchased to pay for the exercise price, and whereby the broker-dealer commits to forward payment for the shares directly to the Company, or (v) other legal consideration approved by the plan administrator.

Stock options granted under our 2013 Plan may vest as determined by the plan administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under our 2013 Plan may be subject to different vesting schedules as the plan administrator may determine. The plan administrator also has flexibility to provide for accelerated vesting of stock options in certain events.

Generally, an option holder may not transfer a stock option other than by will or the laws of descent and distribution, a domestic relations order or, with the approval of the plan administrator, to family members.

Limitations on Incentive Stock Options (ISOs)

The aggregate fair market value, determined at the time of grant, of shares of our Common Stock with respect to ISOs that are exercisable for the first time by an option holder during any calendar year may not exceed $100,000. The stock options or portions of stock options that exceed this limit are treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate, or a Ten Percent Shareholder, unless the following conditions are satisfied:

•	the exercise price of the ISO must be at least 110% of the fair market value of the stock subject to the ISO on the date of grant; and
•	the term of the ISO must not exceed five years from the date of grant.

Upon approval of this proposal, the aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of ISOs granted under our 2013 Plan will be 11,726,135 shares.

Stock Appreciation Right (SAR) Awards

SARs may be granted under our 2013 Plan pursuant to SAR agreements. Each SAR is denominated in common stock share equivalents. The Base Price of each SAR will be determined by the plan administrator but may not be less than 100% of the fair market value of the stock subject to the SAR at the time of grant. SARs may be subject to vesting in accordance with a vesting schedule to be determined by the plan administrator. Upon the exercise of a SAR, we will pay the participant an amount in stock, cash, in any combination of the two, or any other form of consideration as set forth in a SAR agreement equal to (i) the excess of the per share fair market value of our Common Stock on the date of exercise over the Base Price, multiplied by (ii) the number of shares of common stock with respect to which the SAR is exercised. The plan administrator determines the term of SARs granted under our 2013 Plan, up to a maximum of ten years. Unless the terms of a recipient’s SAR agreement provides otherwise, SARs will be subject to the same terms and conditions upon termination or expiration and similar restrictions on transfer as stock options under our 2013 Plan. In no event may a SAR be exercised beyond the expiration of its term.

Restricted Stock Awards

Restricted stock awards may be granted under our 2013 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for (i) cash or check, (ii) a promissory note, (iii) the cancellation of indebtedness of the Company to the recipient, (iv) waiver of compensation due to the participant for services rendered, or (v) other legal consideration approved by the plan administrator. Shares of our Common Stock acquired under a restricted stock award may be subject to forfeiture to us in accordance with a vesting schedule to be determined by the plan administrator. Rights to acquire shares of our Common Stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement.

Restricted Stock Unit (RSU) Awards

RSUs may be granted under our 2013 Plan pursuant to RSU award agreements. RSU awards may be granted in consideration for any form of legal consideration or no consideration. We will settle a payment due to a recipient of a RSU award by delivery of shares of our Common Stock, by cash, by a combination of cash and stock, or in any other form of consideration as set forth in the RSU award agreement. RSU awards may be subject to vesting in accordance with a vesting schedule to be determined by the plan administrator. Except as otherwise provided in the applicable RSU award agreement, RSUs will be subject to similar restrictions on transfer as stock options and SARs under our 2013 Plan.

Clawback/Recovery

Stock awards granted under our 2013 Plan will be subject to recoupment in accordance with any clawback policy we may be required to adopt pursuant to applicable law and listing requirements. In addition, the plan administrator may impose such other clawback, recovery or recoupment provisions in any stock award agreement as it determines necessary or appropriate.

Prohibition Against Dividend Equivalents

Our 2013 Plan prohibits the payment of dividends or dividend equivalents with respect to any shares subject to an outstanding award (or portion thereof) that has not vested. For any such award, the committee may provide only for the accrual of dividends or dividend equivalents that will not be payable to the participant unless and until, and only to the extent that, such award vests. No dividends or dividend equivalents shall be paid on options or SARs.

Equity Grants to Non-Employee Directors

If this proposal is approved by our stockholders, upon initial appointment or election to our board of directors, each non-employee director would be entitled to receive either stock options to purchase shares of our Common Stock with an aggregate Black-Scholes value of $300,000, or restricted stock awards with a grant date fair value of $300,000, which determination will be made by our board of directors (or a designated committee thereof). These initial onboarding grants, whether issued in the form of stock options or restricted stock awards, will vest monthly over a three-year period, subject to the director's continued service. In addition, on the date of each annual meeting of stockholders (commencing with this Annual Meeting), each non-employee director that continues to serve as a director following the annual meeting will be entitled to receive either stock options to purchase shares of our Common Stock with an aggregate Black-Scholes value of $150,000, or restricted stock awards with a grant date fair value of $150,000, which determination will similarly be made by our board of directors (or a designated committee thereof). These annual grants, whether issued in the form of stock options or restricted stock awards, will be prorated based on the number of full months of service on our board of directors since the prior annual meeting of stockholders, and will vest monthly over a 12-month period, subject to the director's continued service. The exercise price of all stock options will equal the closing price of our Common Stock on the grant date, and the grant date fair value of all restricted stock awards will be based on the closing price of our Common Stock on the grant date.

Changes to Capital Structure

In the event of certain capitalization adjustments, the plan administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to our 2013 Plan; (ii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 162(m) limits; and (iii) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Dissolution

In the event we dissolve, all outstanding stock awards will terminate immediately prior to the completion of the dissolution, and we may repurchase or reacquire the shares of our Common Stock subject to repurchase rights or a forfeiture condition notwithstanding the fact that the recipient is providing continuous service. The plan administrator may provide, in its sole discretion, that some or all of the outstanding stock awards will become fully vested, exercisable, and/or no longer subject to repurchase or forfeiture prior to the dissolution but contingent on its completion.

Change in Control

Unless provided otherwise in any written option agreement, restricted stock purchase agreement, SAR agreement or RSU award agreement, as the case may be, the vesting of all options, restricted stock, SARs and RSUs granted under our 2013 Plan will accelerate automatically in the event of a “change in control” (as defined in our 2013 Plan) effective as of immediately prior to the consummation of the change in control unless (i) such stock awards are to be assumed by the acquiring or successor entity (or parent thereof), (ii) stock awards of comparable value are to be issued in exchange therefor or (iii) the stock awards granted under our 2013 Plan are to be replaced by the acquiring entity with other incentives under a new incentive program containing such terms and provisions as our compensation committee in its discretion may consider equitable.

A change of control generally means (i) the acquisition by a person or entity of more than 50% of our combined voting power other than by an acquisition that occurs as a result of a public offering of our securities or any financing transaction; (ii) a consummated merger, consolidation or similar transaction immediately after which our stockholders cease to own more than 50% of the combined voting power of the surviving entity; or (iii) a consummated sale, transfer or other disposition of all or substantially of our consolidated assets.

Plan Amendments and Termination

Our board of directors will have the authority to amend or terminate our 2013 Plan at any time. However, except as otherwise provided in our 2013 Plan, no amendment or termination of our 2013 Plan may materially impair any rights under awards already granted to a participant unless agreed to by the affected participant.

We will obtain stockholder approval of any amendment to our 2013 Plan as required by applicable law and listing requirements, including any amendment to increase the number of Authorized Shares.

No ISOs may be granted under our 2013 Plan after the tenth anniversary of the earlier of the date our 2013 Plan was adopted by our board of the directors or approved by our stockholders.

Administration

Our board of directors has delegated authority to administer our 2013 Plan to the committee, which is considered to be the plan administrator for purposes of our 2013 Plan. Subject to the terms of our 2013 Plan, the plan administrator may determine the recipients, numbers and types of awards to be granted, and terms and conditions of the awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the plan administrator also determines the fair market value applicable to a stock award (which is equal to the closing sale price of our Common Stock on the NASDAQ Stock Market on the date of valuation) and exercise price of stock options and SARs granted under our 2013 Plan.

Summary of U.S. Federal Income Tax Consequences

The following is a brief summary of the material federal income tax consequences of participation in our 2013 Plan. The summary should not be relied upon as being a complete statement of all possible federal income tax consequences. Federal tax laws are complex and subject to change. Participation in our 2013 Plan may also have consequences under state and local tax laws which vary from the federal tax consequences described below. For such reasons, we recommend that each participant consult his or her personal tax advisor to determine the specific tax consequences applicable to him or her.

Incentive Stock Options (ISOs)

A participant who receives an ISO will not recognize taxable income upon the grant of the option or the exercise of the option. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price will generally be included in the participant’s alternative minimum taxable income upon exercise. If stock received on exercise of an ISO is disposed of in the same year the option was exercised, the regular tax treatment and the alternative tax treatment will be the same. If stock received on exercise of an ISO is sold during a year subsequent to that in which the option was exercised, the basis of the stock acquired will equal its fair market value on the date of exercise for purposes of computing alternative minimum taxable income in the year of sale.

A participant who is subject to the alternative minimum tax in the year of exercise of an ISO may be able to claim, as a credit against the participant’s regular tax liability in future years, all or a portion of the amount of alternative minimum tax paid that is attributable to the exercise of the ISO. This credit is generally available in the first year following the year of exercise in which the participant has a regular tax liability.

Gain realized by a participant upon sale of stock issued on exercise of an ISO is taxable as long-term capital gain if the participant disposes of the shares more than two years after the date of grant of the option and more than one year after the date of exercise. If the participant disposes of the shares (including by gift) less than two years after the date of grant or less than one year after the date of exercise (a “disqualifying disposition”), the participant will recognize ordinary income in an amount equal to the difference between the option exercise price and the lower of the fair market value of the shares on the date of exercise or on the date of disposition of the shares. However, certain transfers may not be treated as dispositions for such purposes, such as transfers to an estate or by inheritance upon death. If the amount realized in a disqualifying disposition exceeds the fair market value of the shares on the date of exercise, the gain realized, in excess of the amount taxed as ordinary income as indicated above, will be taxed as capital gain. Any loss realized upon a disqualifying disposition will be treated as a capital loss. Capital gains and losses resulting from disqualifying dispositions will be treated as long-term or short-term depending upon whether the shares were held for more or less than the applicable statutory holding period (which is currently more than one year for long-term capital gains). We will generally be entitled to a tax deduction in an amount equal to the amount the participant must recognize as ordinary income.

Non-Qualified Stock Options (NSOs)

Generally, no taxable income is recognized by a participant upon the grant of an NSO or at the time or times an NSO becomes vested where the exercise price of such option is no less than the fair market value of the stock underlying such option at the time such option is granted. Under our 2013 Plan, the exercise price for all options must be at least equal to the fair market value of the stock underlying such options at the time of the grant. Upon exercise, however, the participant will recognize ordinary income in the amount by which the fair market value of the shares purchased, on the date of exercise, exceeds the exercise price paid for such shares. The income recognized by a participant who is our employee will be subject to income tax withholding by us out of the participant’s current compensation. If such compensation is insufficient to pay the taxes due, the participant will be required to make a direct payment to us for the balance of the tax withholding obligation. We will be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant, provided that certain reporting requirements are satisfied. If the exercise price of an NSO is paid by the participant in cash, the tax basis of the shares acquired will be equal to the cash paid plus the amount of income recognized by the participant as a result of such exercise. If the exercise price is paid by delivering shares of our Common Stock already owned by the participant or by a combination of cash and already-owned shares, there will be no current taxable gain or loss recognized by the participant on the already-owned shares exchanged (however, the participant will nevertheless recognize ordinary income to the extent that the fair market value of the shares purchased on the date of exercise exceeds the price paid, as described above). The new shares received by the participant, up to the number of the old shares exchanged, will have the same tax basis and holding period as the participant’s basis and holding period in the old shares. The balance of the new shares received will have a tax basis equal to any cash paid by the participant plus the amount of income recognized by the participant as a result of such exercise, and will have a holding period commencing with the date of exercise. Upon the sale or disposition of shares acquired pursuant to the exercise of an NSO, the difference between the proceeds realized and the participant’s basis in the shares will be a capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held for more than the applicable statutory holding period (which is currently more than one year for long-term capital gains).

Restricted Stock

If no Section 83(b) election is made and we retain repurchase rights, a taxable event will occur on each date the participant’s ownership rights vest (e.g., when our repurchase rights expire) as to the number of shares that vest on that date, and the holding period for capital gain purposes will not commence until the date the shares vest. The participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares. Any income recognized by a participant who is an employee will be subject to income tax withholding by us out of the participant’s current compensation. If such compensation is insufficient to cover the amount to be withheld, the participant will be required to make a direct payment to us for the balance of the tax withholding obligation. The participant’s basis in the shares will be equal to the purchase price, if any, increased by the amount of ordinary income recognized. If a Section 83(b) election is made within 30 days after the date of transfer, or if we do not retain any repurchase rights, then the participant will recognize ordinary income on the date of purchase in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid for such shares. We are entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant.

Stock Appreciation Rights (SARs)

Generally no taxable income is recognized by a participant receiving a SAR at the time the SAR is granted or at the time or times a SAR becomes vested where the base price of a SAR is no less than the fair market value of the stock underlying such SAR at the time such option is granted. Under our 2013 Plan, the base value for all SARs must be at least equal to the fair market value of the stock underlying such SARs at the time of the grant. If the participant receives the appreciation inherent in the SAR in cash, the cash will be taxed as ordinary income to the participant at the time it is received. If the participant receives the appreciation inherent in a SAR in stock, the spread between the then current market value and the base price will be taxed as ordinary income to the participant at the time such amount is received. We are not entitled to a federal income tax deduction upon the grant or termination of a SAR. However, upon the settlement of a SAR, we are entitled to a deduction equal to the amount of ordinary income the participant is required to recognize as a result of the settlement.

Restricted Stock Unit (RSU) Awards and Stock Payment Awards

RSUs and stock payment awards are generally subject to ordinary income tax at the time of payment.

Tax Withholding

Under our 2013 Plan, we have the power to withhold, or require a participant to remit to it, an amount sufficient to satisfy Federal, state and local withholding tax requirements with respect to any award granted under our 2013 Plan. To the extent permissible under applicable tax, securities, and other laws, the administrator may, in its sole discretion, permit a participant to satisfy an obligation to pay any tax to any governmental entity in whole or in part, by (i) directing us to apply shares of common stock to which the participant is entitled pursuant to an award, or (ii) delivering to us shares of common stock owned by the participant.

Tax Deduction Limitation

Section 162(m) of the Internal Revenue Code disallows a tax deduction to public companies for compensation paid in excess of $1 million to “covered employees” as defined under Section 162(m). Because the 2013 Plan was adopted prior to November 2, 2017, there may be an exception to this $1 million deduction limitation for performance-based compensation if certain factual and legal requirements are met. The $1 million compensation limit applies to a public company’s chief executive officer, chief financial officer, and three highest-paid officers other than the CEO and CFO. The limit also applies to certain individuals who were covered employees in years other than the then-current taxable year.

Deferred Compensation

Any deferrals made under our 2013 Plan, including awards granted under the plan that are considered to be deferred compensation, must satisfy the requirements of Section 409A of the Code to avoid adverse tax consequences to participants, which include the current inclusion of deferred amounts in income and interest and a surtax on any amount included in income. The Section 409A requirements include limitations on election timing, acceleration of payments, and distributions. Section 409A applies to certain SARs, stock unit awards, and other awards that provide the participant with an opportunity to defer to recognition of income. We intend to structure any awards under our 2013 Plan to meet the applicable tax law requirements, including under Section 409A, in order to avoid adverse tax consequences to participants or us.

Plan Benefits

The number of awards (if any) that may be received by individual employees or groups of employees under our 2013 Plan is in the discretion of our board of directors and therefore cannot be determined in advance.

For illustrative purposes only, the following table sets forth (i) the number shares of our Common Stock subject to stock options granted during the year ended December 31, 2018 under our 2013 Plan, and (ii) the weighted average exercise price per share of these options, for all executive officers as a group, for all non-employee directors as a group and for all employees (excluding executive officers) as a group. No restricted stock awards, RSUs or SARs have been issued pursuant to our 2013 Plan.

Identity of Group	Number of Options Granted (#)	Weighted Average Exercise Price Per Share ($)
All executive officers, as a group	700,000	$18.86
All non-employee directors, as a group	210,416	$29.73
All employees (excluding executive officers), as a group	3,008,740	$20.02

Required Vote

The approval of amendments to our 2013 Plan requires the affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as a vote against the proposal. This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have no effect on the result of the vote. If no contrary indication is made, returned proxies will be voted for the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A “FOR” VOTE FOR THIS PROPOSAL

PROPOSAL 4: ADVISORY APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Background

In accordance with applicable SEC rules, we are providing our stockholders with the opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers, or a “say on pay” proposal, as described in greater detail below. We believe it is appropriate to seek the views of our stockholders on our executive compensation program.

Summary

The primary objective of our executive compensation program is to compensate our executive officers in a manner that will attract and retain talented executives with the skills needed to manage a demanding and high-growth business in a rapidly evolving, innovative and competitive industry, while creating long-term value for our stockholders. When designing our 2018 executive compensation program, the compensation committee considered a number of factors, including peer group and market survey data, our business objectives, the 2018 budget that was approved by our board of directors, the intense competition for executive talent within the medical device and technology sectors, and the importance of retaining and motivating our key employees during a period of substantial financial uncertainty.

For 2018, we sought to advance our strong pay-for-performance philosophy and align the interests of our executives with those of our stockholders through the adoption of our 2018 performance-based cash incentive program and the grant of equity-based awards, which we balanced with guaranteed elements of compensation such as base salary and standard employee benefits. Our cash incentive program was designed to reward executives for achieving pre-established financial performance objectives and product development milestones that the compensation committee believed were critical to both our short-term success and the creation of long-term stockholder value. We also sought to align the interests of our executives with those of our stockholders by tying a meaningful portion of total compensation to increases in our value through the grant of stock options.

Our financial performance in 2018 was extraordinary and transformative for our business, and drove a significant increase in stockholder value measured both by our total market capitalization and our stock price. We also delivered exceptional results in terms of increased sales and gross margin improvement, and made meaningful progress against many strategic, commercial and operational initiatives. We believe the compensation paid to our named executive officers in 2018 reflects our strong pay-for-performance philosophy.

For additional information about our executive compensation program, please refer to the section of this Proxy Statement entitled "Compensation Discussion and Analysis" and the related compensation tables, notes and narrative discussion.

Proposal

In accordance with Section 14A of the Exchange Act, we are asking our stockholders to vote FOR the approval of the following resolution at the Annual Meeting:

“RESOLVED, that our stockholders approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers, as described in the Compensation Discussion and Analysis, including the related compensation tables, notes and narrative discussion, in the Proxy Statement for our 2019 Annual Meeting of Stockholders.”

Effect of Proposal

The resolution above reflects a non-binding, advisory proposal. The approval or disapproval of this proposal by stockholders will not require our board of directors or our compensation committee to take any action regarding our executive compensation practices. The final determination of the compensation of our executive officers remains with our board of directors and our compensation committee. Our board of directors, however, values the opinions of our stockholders as expressed through their votes, as well as through other communications with us. Although the resolution is non-binding, our board of directors and our compensation committee will carefully consider the outcome of this advisory vote, as well as stockholder opinions received from other communications, when making future executive compensation decisions.

Required Vote

The approval, on a non-binding, advisory basis, of the compensation of our named executive officers as disclosed in the “Compensation Discussion and Analysis” section of this Proxy Statement requires the affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as a vote against the proposal. This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have no effect on the result of the vote. If no contrary indication is made, returned proxies will be voted for the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

PROPOSAL 5: ADVISORY APPROVAL OF THE FREQUENCY OF FUTURE STOCKHOLDER ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Background

In accordance with applicable SEC rules, we are providing our stockholders with the opportunity to indicate their preference, on a non-binding basis regarding how frequently we should solicit an advisory vote on the compensation of our named executive officers. Accordingly, we are seeking an advisory vote from our stockholders on how often we should submit a “say on pay” proposal, such as provided for in Proposal 4, to our stockholders.

You may cast your vote for one of the following options as to the frequency with which we should submit a “say on pay” proposal to our stockholders: every “One Year,” “Two Years” or “Three Years.” Alternatively, you can choose to abstain from voting when you vote in response to the resolution set forth below.

Summary

Our board of directors believes that the “say on pay” advisory vote should be submitted to our stockholders annually, and therefore recommends that you vote for a “One Year” interval. We believe this frequency is in alignment with our executive compensation practices, as we review the core elements of our executive compensation program annually. We also believe this frequency is consistent with the practices of many of our peer group companies and the expectations of investors. An annual vote will provide stockholders more frequent opportunities to evaluate the effectiveness of our executive compensation policies and the related business outcome from a pay-for-performance perspective. In addition, we value and encourage constructive dialogue with our stockholders on executive compensation matters, and an annual advisory vote on executive compensation will allow our stockholders to provide us with their input on our executive compensation practices as disclosed in the proxy statement every year.

Proposal

In accordance with Section 14A of the Exchange Act, we are asking our stockholders to vote for a frequency of every “One Year” with respect to the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders determine, on a non-binding, advisory basis, that the frequency with which we should submit an advisory vote on the compensation of our Named Executive Officers, as described in the Compensation Discussion and Analysis, including the related compensation tables, notes and narrative discussion, in the Proxy Statement for our 2019 Annual Meeting of Stockholders, to the stockholders is: every one year, two years, or three years.”

Effect of Proposal

The advisory approval of the frequency of future stockholder advisory votes to approve the compensation of our named executive officers is non-binding. The outcome of this vote will not require our board of directors or our nominating and corporate governance committee to take any action regarding the frequency of future advisory votes to approve the compensation of our named executive officers. However, our board of directors and our nominating and corporate governance committee value the opinions of our stockholders and will take into consideration the outcome of the vote when considering the frequency of future votes to approve the compensation of our named executive officers.

Required Vote

The option (every “One Year,” “Two Years” or “Three Years”), if any, that receives the affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting will be deemed to be the frequency preferred by our stockholders. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as a vote against the proposal. This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have no effect on the result of the vote. If no contrary indication is made, returned proxies will be voted for every “One Year.”

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR A FREQUENCY OF EVERY “ONE YEAR” FOR THIS PROPOSAL

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our annual meeting of stockholders to be held in 2020 must be received by us no later than December 12, 2019 in order to be included in our proxy statement and form of proxy relating to that meeting. In order to be included in the proxy statement, these proposals must comply with the requirements as to form and substance established by the SEC for such proposals.

Under our amended and restated bylaws, a stockholder who wishes to make a proposal at the annual meeting of stockholders to be held in 2020 without including the proposal in our proxy statement and form of proxy relating to that meeting must notify us no earlier than the close of business on January 23, 2020 and no later than the close of business on February 22, 2020. Our bylaws specify certain requirements regarding the form and content of such a notice.

ANNUAL REPORT

A copy of our Annual Report has been posted on the Internet, along with this Proxy Statement, each of which is accessible by following the instructions in this Proxy Statement and the accompanying Notice. Please see the response to the question entitled “Why did I receive a notice in the mail regarding the Internet availability of proxy materials?” above for additional information.

Any person who was our stockholder on the record date may request a copy of our Annual Report, and it will be furnished without charge upon receipt of a written request from such stockholder. Requests should be directed in writing to Tandem Diabetes Care, Inc., 11075 Roselle Street, San Diego, California 92121, Attention: General Counsel, or by telephone to (858) 366-6900.

STOCKHOLDERS SHARING THE SAME ADDRESS

SEC rules permit companies, brokers, banks, agents and other nominees to deliver a single copy of a proxy statement and annual report to households at which two or more stockholders reside. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs, as well as natural resources. Stockholders sharing an address who have been previously notified by their bank, broker or other nominee and have consented to householding will receive only one copy of this Proxy Statement and our Annual Report.

If you would like to opt out of this practice for future mailings and receive separate proxy statements and annual reports for each stockholder sharing the same address, please contact your bank, broker or other nominee. You may also obtain additional copies of this Proxy Statement or our Annual Report without charge by contacting us at Tandem Diabetes Care, Inc., 11075 Roselle Street, San Diego, California 92121, Attention: General Counsel & Corporate Secretary, or by telephone to (858) 366-6900.

Stockholders sharing an address that are receiving multiple copies of our proxy statements or annual reports can request delivery of a single copy of our proxy statements or annual reports by contacting their bank, broker or other nominee, or by contacting us as indicated above.

OTHER MATTERS

We do not know of any business other than that described in this Proxy Statement that will be submitted for consideration by our stockholders at the Annual Meeting. If, however, any other business is properly brought before the Annual Meeting, or any adjournment or postponement thereof, the shares of our Common Stock represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.

By Order of the Board of Directors

John F. Sheridan

President and Chief Executive Officer

San Diego, California

April 11, 2019

APPENDIX A

TANDEM DIABETES CARE, INC.

AMENDED AND RESTATED 2013 STOCK INCENTIVE PLAN

As adopted by the Board of Directors on March 28, 2019

ARTICLE 1.

PURPOSES OF THE PLAN

1.1 Purposes. The purposes of the Plan are (a) to amend and restate, in its entirety, the 2013 Stock Incentive Plan, originally adopted by the Board on October 29, 2013 and as amended and restated on June 14, 2018, (b) to enhance the Company’s ability to attract and retain the services of qualified employees, officers, directors, consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends, and (c) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

ARTICLE 2.

DEFINITIONS

For purposes of this Plan, terms not otherwise defined herein shall have the meanings indicated below:

2.1 Administrator. “Administrator” means the Board or, if the Board delegates responsibility for any matter to the Committee, the term Administrator shall mean the Committee.

2.2 Affiliated Company. “Affiliated Company” means:

(a) with respect to Incentive Options, any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively; and

(b) with respect to Nonqualified Options, Restricted Stock Units, Restricted Stock and Stock Appreciation Rights, any entity described in paragraph (a) of this Section 2.2, plus any other corporation, limited liability company (“LLC”), partnership or joint venture, whether now existing or hereafter created or acquired, with respect to which the Company beneficially owns more than fifty percent (50%) of: (1) the total combined voting power of all outstanding voting securities or (2) the capital or profits interests of an LLC, partnership or joint venture.

2.3 Base Price. “Base Price” means the price per share of Common Stock for purposes of computing the amount payable to a Participant who holds a Stock Appreciation Right upon exercise thereof.

2.4 Board. “Board” means the Board of Directors of the Company.

2.5 Cause. “Cause” means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct.

2.6 Change in Control. “Change in Control” means:

(a) The acquisition, directly or indirectly, in one transaction or a series of related transactions, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company; provided, however, that a Change in Control shall not result upon such acquisition of beneficial ownership if such acquisition occurs as a result of a public offering of the Company’s securities or any financing transaction or series of financing transactions;

(b) A merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation;

(c) A reverse merger in which the Company is the surviving entity but in which the holders of the outstanding voting securities of the Company immediately prior to such merger hold, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the acquiring entity immediately after such merger; or

(d) The sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such transaction(s) receive as a distribution with respect to securities of the Company, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the acquiring entity immediately after such transaction(s).

Notwithstanding the foregoing, if (i) a transaction does not qualify as a change in control event within the meaning of Section 409A of the Code and (ii) treating such transaction as a Change in Control would cause, give rise to or otherwise result in a failure to satisfy the distribution requirements of Section 409A(a)(2)(A) of the Code (to the extent the Plan and the applicable Option Agreement, Restricted Stock Unit Agreement, Restricted Stock Agreement or Stock Appreciation Right Agreement are not exempt therefrom), then such transaction will not be deemed a Change in Control.

2.7 Code. “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.8 Committee. “Committee” means a committee of two or more members of the Board appointed to administer the Plan, as set forth in Section 9.1.

2.9 Common Stock. “Common Stock” means the Common Stock of the Company, subject to adjustment pursuant to Section 4.2.

2.10 Company. “Company” means Tandem Diabetes Care, Inc., a Delaware corporation, or any entity that is a successor to the Company.

2.11 Continuous Service. Unless otherwise provided in the Option Agreement, Restricted Stock Unit Agreement, Restricted Stock Agreement or Stock Appreciation Right Agreement, the terms of which may be different from the following, “Continuous Service” means (a) Participant’s employment by either the Company or any Affiliated Company, or by a successor entity following a Change in Control, which is uninterrupted except for vacations, illness (not including permanent Disability), or leaves of absence which are approved in writing by the Company or any of such other employer corporations, as applicable, (b) service as a member of the Board until the Participant resigns, is removed from office, or Participant’s term of office expires and he or she is not reelected, or (c) so long as the Participant is engaged as a Consultant or other Service Provider. Notwithstanding the foregoing, if (i) a termination, leave of absence, resignation, expiration or other cessation of engagement or employment does not qualify as a separation from service from the Company within the meaning of Section 409A of the Code and (ii) treating such termination, leave of absence, resignation, expiration or other cessation of engagement or employment as a termination of Continuous Service would cause, give rise to or otherwise result in a failure to satisfy the distribution requirements of Section 409A(a)(2)(A) of the Code (to the extent the Plan and the applicable Option Agreement, Restricted Stock Unit Agreement, Restricted Stock Agreement or Stock Appreciation Right Agreement are not exempt therefrom), then such termination, leave of absence, resignation, expiration or other cessation of engagement or employment will not be deemed a termination of Continuous Service.

2.12 Disability. “Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code. The Administrator’s determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.

2.13 Effective Date. “Effective Date” means October 29, 2013.

2.14 Exchange Act. “Exchange Act” means the Securities and Exchange Act of 1934, as amended.

2.15 Exercise Price. “Exercise Price” means the purchase price per share of Common Stock payable by the Optionee to the Company upon exercise of an Option.

2.16 Fair Market Value. “Fair Market Value” on any given date means the value of one share of Common Stock, determined as follows:

(a) If the Common Stock is then listed or admitted to trading on The NASDAQ Stock Market or another stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on The NASDAQ Stock Market or principal stock exchange on which the Common Stock is then listed or admitted for trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on The NASDAQ Stock Market or such exchange on the next preceding day on which a closing sale price is reported.

(b) If the Common Stock is not then listed or admitted to trading on The NASDAQ Stock Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

(c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation in a manner consistent with the valuation principles under Section 409A of the Code, which determination shall be conclusive and binding on all interested parties.

2.17 FINRA Dealer. “FINRA Dealer” means a broker-dealer that is a member of the Financial Industry Regulatory Authority.

2.18 Incentive Option. “Incentive Option” means any Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

2.19 Incentive Option Agreement. “Incentive Option Agreement” means an Option Agreement with respect to an Incentive Option.

2.20 Initial Limit. “Initial Limit” means four million eight hundred nine thousand 4,809,000 shares.

2.21 Insider Trading Policy. “Insider Trading Policy” means the insider trading policy of the Company, as adopted by the Board and then in effect.

2.22 New Incentives. “New Incentives” has the meaning set forth in Section 11.1(b).

2.23 Nonqualified Option. “Nonqualified Option” means any Option that is not an Incentive Option. To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Stockholder or because it exceeds the annual limit provided for in Section 5.8 below, it shall to that extent constitute a Nonqualified Option.

2.24 Nonqualified Option Agreement. “Nonqualified Option Agreement” means an Option Agreement with respect to a Nonqualified Option.

2.25 Option. “Option” means any option to purchase Common Stock granted pursuant to this Plan.

2.26 Option Agreement. “Option Agreement” means the written agreement entered into between the Company and the Optionee with respect to an Option granted under this Plan.

2.27 Optionee. “Optionee” means any Participant who holds an Option.

2.28 Participant. “Participant” means an individual or entity that holds Options, Restricted Stock Units, Restricted Stock or Stock Appreciation Rights under this Plan.

2.29 Performance Criteria. “Performance Criteria” means the criteria that the Administrator may select from time to time for purposes of establishing the performance goals or objectives applicable to the vesting of any Incentive Option, Nonqualified Option, Restricted Stock Units, Restricted Stock or Stock Appreciation Rights granted under the Plan, which are limited to any one of, or combination of, the following (which may be applicable to the Company, an Affiliated Company, a division, business unit or product of the Company or any Affiliated Company, or any combination of the foregoing, and which may be stated as an absolute amount, a target percentage over a base percentage or absolute amount, or the occurrence of a specific event): revenue or sales, gross profit (loss), operating income (loss), earnings (loss) before interest, taxes, depreciation and amortization (EBITDA); net income (loss) (either before or after interest, taxes, depreciation and/or amortization), cash flow, cash or working capital balance, changes in the market price of the Common Stock, earnings (loss) per share of Common Stock (EPS), product development or regulatory milestones, acquisitions or strategic transactions, return on capital, assets, equity, or investment, total stockholder return, expense amount or reduction, operating efficiency, number of customers and customer satisfaction, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

2.30 Plan. “Plan” means this Amended and Restated 2013 Stock Incentive Plan of the Company.

2.31 Purchase Price. “Purchase Price” means the purchase price per share of Restricted Stock.

2.32 Restricted Stock. “Restricted Stock” means shares of Common Stock issued pursuant to Article 7, subject to any restrictions and conditions as are established pursuant to such Article 7.

2.33 Restricted Stock Agreement. “Restricted Stock Agreement” means the written agreement entered into between the Company and a Participant evidencing the grant of Restricted Stock under the Plan.

2.34 Restricted Stock Unit. “Restricted Stock Unit” means a right to receive an amount equal to the Fair Market Value of one share of Common Stock, issued pursuant to Article 6, subject to any restrictions and conditions as are established pursuant to Article 6.

2.35 Restricted Stock Unit Agreement. “Restricted Stock Unit Agreement” means the written agreement evidencing the grant of Restricted Stock Units to a Participant under the Plan.

2.36 Securities Act. “Securities Act” means the Securities Act of 1933, as amended.

2.37 Service Provider. “Service Provider” means a consultant or other person or entity the Administrator authorizes to become a Participant in the Plan and who provides services to (i) the Company, (ii) an Affiliated Company, or (iii) any other business venture designated by the Administrator in which the Company or an Affiliated Company has a significant ownership interest.

2.38 Stock Appreciation Right. “Stock Appreciation Right” means a right issued pursuant to Article 8, subject to any restrictions and conditions as are established pursuant to Article 8, that is designated as a Stock Appreciation Right.

2.39 Stock Appreciation Right Agreement. “Stock Appreciation Right Agreement” means the written agreement entered into between the Company and a Participant evidencing the grant of Stock Appreciation Rights under the Plan.

2.40 10% Stockholder. “10% Stockholder” means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.

ARTICLE 3.

ELIGIBILITY

3.1 Incentive Options. Only employees of the Company or of an Affiliated Company (including members of the Board if they are employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Plan.

3.2 Nonqualified Options; Restricted Stock Units; Restricted Stock and Stock Appreciation Rights. Employees of the Company or of an Affiliated Company, members of the Board (whether or not employed by the Company or an Affiliated Company), and Service Providers are eligible to receive Nonqualified Options, Restricted Stock Units, Restricted Stock and Stock Appreciation Rights under the Plan.

3.3 Annual Limitation. Subject to adjustment as to the number and kind of shares pursuant to Section 4.2, in no event shall any Participant be granted in any one calendar year (a) Options or Stock Appreciation Rights pursuant to which, in the case of Options, the aggregate number of shares of Common Stock that may be acquired thereunder, or, in the case of Stock Appreciation Rights, the aggregate number of shares of Common Stock covered thereby, exceeds two million (2,000,000) shares or (b) Restricted Stock Units or Restricted Stock pursuant to which the aggregate number of shares of Common Stock covered thereby exceeds one million (1,000,000) shares.

3.4 Deferrals. To the extent permitted by applicable law, the Administrator, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Option, Restricted Stock Units, Restricted Stock or Stock Appreciation Right may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made only in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Administrator may provide for distributions while a Participant is providing Continuous Service to the Company.

ARTICLE 4.

PLAN SHARES

4.1 Shares Subject to the Plan. The maximum number of shares of Common Stock reserved and available for issuance under this Plan shall be 11,726,135 shares, subject to adjustment as to the number and kind of shares pursuant to Section 4.2. Subject to such overall limitation, the maximum aggregate number of shares of Common Stock that may be issued in the form of Incentive Options shall not exceed 11,726,135 shares, subject to adjustment as provided in Section 4.2. For purposes of this limitation, in the event that (a) all or any portion of any Options or Stock Appreciation Rights granted under the Plan can no longer under any circumstances be exercised, (b) any shares of Common Stock are reacquired by the Company pursuant to an Option Agreement, or (c) all or any portion of any Restricted Stock Units or Restricted Stock granted under the Plan are forfeited or can no longer under any circumstances vest, the shares of Common Stock allocable to or covered by the unexercised or unvested portion of such Options, Stock Appreciation Rights, Restricted Stock Units or Restricted Stock or the shares of Common Stock so reacquired shall again be available for grant or issuance under the Plan. The following shares of Common Stock may not again be made available for issuance as awards under the Plan: (x) the gross number of shares of Common Stock subject to outstanding Stock Appreciation Rights settled in exchange for shares of Common Stock, (y) shares of Common Stock used to pay the Exercise Price related to outstanding Options, or (z) shares of Common Stock used to pay withholding taxes related to outstanding Options, Stock Appreciation Rights or Restricted Stock Units. The shares available for issuance under the Plan may be authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Company.

4.2 Changes in Capital Structure. In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, reverse stock split, reclassification, stock dividend, or other similar change in the capital structure of the Company, then appropriate adjustments shall be made to the aggregate number and kind of shares subject to this Plan, the number and kind of shares and the price per share subject to or covered by outstanding Option Agreements, Restricted Stock Unit Agreements, Restricted Stock Agreements or Stock Appreciation Right Agreements and the limit on the number of shares under Section 3.3, all in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

ARTICLE 5.

OPTIONS

5.1 Grant of Stock Options. The Administrator (or pursuant to Section 9.2, an officer of the Company) shall have the right to grant pursuant to this Plan, Options subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant. Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives established by the Administrator with respect to one or more Performance Criteria, which require the Administrator to certify whether and the extent to which such Performance Criteria were achieved.

5.2 Option Agreements. Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement which shall specify the number of shares subject thereto, vesting provisions relating to such Option, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option. As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted. Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem appropriate. Each Option Agreement may be different from each other Option Agreement.

5.3 Exercise Price. The Exercise Price per share of Common Stock covered by each Option shall be determined by the Administrator, subject to the following: (a) the Exercise Price of an Incentive Option shall not be less than 100% of Fair Market Value on the date the Incentive Option is granted, (b) the Exercise Price of a Nonqualified Option shall not be less than 100% of Fair Market Value on the date the Nonqualified Option is granted, and (c) if the person to whom an Incentive Option is granted is a 10% Stockholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Incentive Option is granted. However, an Option may be granted with an Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Sections 409A and 424 of the Code.

5.4 Payment of Exercise Price. Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Optionee, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the cancellation of indebtedness of the Company to the Optionee; (e) provided that a public market for the

Common Stock exists, a “same day sale” commitment from the Optionee and a FINRA Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the FINRA Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (f) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law.

5.5 Term and Termination of Options. The term and provisions for termination of each Option shall be as fixed by the Administrator, but no Option may be exercisable more than ten (10) years after the date it is granted. An Incentive Option granted to a person who is a 10% Stockholder on the date of grant shall not be exercisable more than five (5) years after the date it is granted.

5.6 Date of Grant. The date of grant of an Option will be the date on which the Administrator makes the determination to grant such Options, unless a later date is otherwise specified by the Administrator. The Option Agreement and a copy of this Plan will be delivered to the Optionee within a reasonable time after the granting of the Option.

5.7 Vesting and Exercise of Options. Each Option shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives established with respect to one or more Performance Criteria as shall be determined by the Administrator.

5.8 Annual Limit on Incentive Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Options granted under this Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.

5.9 Nontransferability of Options. Except as otherwise provided in this Section 5.9, Options shall not be assignable or transferable except by will, the laws of descent and distribution or pursuant to a domestic relations order entered by a court in settlement of marital property rights, and during the life of the Optionee, Options shall be exercisable only by the Optionee. At the discretion of the Administrator and in accordance with rules it establishes from time to time, Optionees may be permitted to transfer some or all of their Nonqualified Options to one or more “family members,” which is not a “prohibited transfer for value,” provided that (a) the Optionee (or such Optionee’s estate or representative) shall remain obligated to satisfy all income or other tax withholding obligations associated with the exercise of such Nonqualified Option; (b) the Optionee shall notify the Company in writing that such transfer has occurred and disclose to the Company the name and address of the “family member” or “family members” and their relationship to the Optionee, and (c) such transfer shall be effected pursuant to transfer documents in a form approved by the Administrator. For purposes of the foregoing, the terms “family members” and “prohibited transfer for value” have the meaning ascribed to them in the General Instructions to Form S-8 (or any successor form) promulgated under the Securities Act.

5.10 Non-Employee Directors.

(a) Each non-employee director of the Company who commences service on the Board after the date this Plan (as amended and restated) was adopted, shall automatically be granted (i) Nonqualified Options to purchase shares of Common Stock with an aggregate grant date fair value of $300,000, calculated using the Black-Scholes valuation methodology, or (ii) Restricted Stock, with an aggregate grant date Fair Market Value of $300,000, in each case as determined by the Board (or a designated committee thereof). The exercise price of any such Nonqualified Options shall be equal to Fair Market Value on the date of commencement of such director’s service on the Board. Such Nonqualified Options or Restricted Stock shall vest, subject to the applicable director’s Continuous Service, in thirty six (36) equal monthly installments commencing one month following the date of grant.

(b) Each non-employee director shall also automatically be granted, on the date of each annual meeting of Company stockholders, commencing on the date of the first of such meetings after this Plan (as amended and restated) was initially adopted by the Board, (i) Nonqualified Options to purchase shares of Common Stock with an aggregate grant date fair value of $150,000, calculated using the Black-Scholes valuation methodology, or (ii) Restricted Stock, with an aggregate grant date Fair Market Value of $150,000, in each case as determined by the Board (or a designated committee thereof) (in either case, the “Annual Award”); provided, however, that to the extent a non-employee director commences service on the Board on a date other than the date of an annual meeting of Company stockholders, such director shall receive (in addition to the awards referred to in subsection (a) above), on the date of the first such meeting to occur following the date of commencement of such director’s service on the Board, Nonqualified Options or Restricted Stock in an amount equal to (x) an Annual Award multiplied by (y) the number of full months of service on the Board prior to such grant date (up to a maximum of twelve (12) months), divided by (z) twelve (12). The exercise price of any such Nonqualified Options shall be equal to Fair Market Value on the date of grant. Annual Awards shall vest, subject to the applicable director’s Continuous Service, in twelve (12) equal monthly installments commencing one month following the date of grant. For the sake of clarity, the Annual Awards shall be granted to each non-employee director pursuant to this subsection (b) at each annual meeting of Company stockholders commencing with the 2019 annual meeting of stockholders.

5.11 Rights as a Stockholder. An Optionee or permitted transferee of an Option shall have no rights or privileges as a stockholder with respect to any shares covered by an Option until such Option has been duly exercised in accordance with the terms of the relevant Option Agreement.

5.12 Unvested Shares. The Administrator shall have the discretion to grant Options that are exercisable for unvested shares of Common Stock on such terms and conditions as the Administrator shall determine from time to time.

5.13 Notice of Disqualifying Disposition of Incentive Option Shares. If a Participant sells or otherwise disposes of any of the shares of Common Stock acquired pursuant to the exercise of an Incentive Option on or before the later of (i) the date two (2) years after the date of grant of such Incentive Option, or (ii) the date one (1) year after the date of exercise of such Incentive Option, such Participant shall immediately notify the Company in writing of such disposition.

5.14 Compliance with Code Section 409A. Notwithstanding anything in this Article 5 to the contrary, to the extent that any Option is subject to Code Section 409A, the Option is intended to be structured to satisfy the requirements of Code Section 409A, or an applicable exemption, as determined by the Administrator.

ARTICLE 6.

RESTRICTED STOCK UNITS

6.1 Grants of Restricted Stock Units. The Administrator shall have the right to grant pursuant to this Plan Restricted Stock Units subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant. Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives established by the Administrator with respect to one or more Performance Criteria, which require the Administrator to certify whether and the extent to which such Performance Criteria were achieved.

6.2 Restricted Stock Unit Agreements. A Participant shall have no rights with respect to the Restricted Stock Units covered by a Restricted Stock Unit Agreement until the Participant has executed and delivered to the Company the applicable Restricted Stock Unit Agreement. Each Restricted Stock Unit Agreement shall be in such form, and shall set forth such other terms, conditions and restrictions of the Restricted Stock Unit Agreement, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem appropriate. Each Restricted Stock Unit Agreement may be different from each other Restricted Stock Unit Agreement.

6.3 Vesting of Restricted Stock Units. Each Restricted Stock Unit shall vest in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives established with respect to one or more Performance Criteria as shall be determined by the Administrator.

6.4 Form and Timing of Settlement. Except as otherwise provided in a Restricted Stock Unit Agreement, settlement in respect of vested Restricted Stock Units will be automatic upon vesting thereof. Payment in respect thereof will be made no later than thirty (30) days thereafter and may, in the discretion of the Administrator, be in cash, shares of Common Stock of equivalent Fair Market Value as of the date of vesting, or a combination of both, except as otherwise provided in a Restricted Stock Unit Agreement.

6.5 Rights as a Stockholder. Holders of Stock Appreciation Rights shall have no rights or privileges as a stockholder with respect to any shares of Common Stock covered thereby unless and until they become owners of shares of Common Stock following settlement in respect of such Stock Appreciation Rights, in whole or in part, in shares of Common Stock, pursuant to the terms, restrictions and conditions set forth in the relevant Restricted Stock Unit Agreement.

6.6 Restrictions. Restricted Stock Units may not be sold, pledged or otherwise encumbered or disposed of and shall not be assignable or transferable except by will, the laws of descent and distribution or pursuant to a domestic relations order entered by a court in settlement of marital property rights, except as specifically provided in the Restricted Stock Unit Agreement or as authorized by the Administrator.

6.7 Compliance with Code Section 409A. Notwithstanding anything in this Article 6 to the contrary, all awards of Restricted Stock Units must be structured to satisfy the requirements of Code Section 409A, or an applicable exemption, as determined by the Administrator.

ARTICLE 7.

RESTRICTED STOCK

7.1 Issuance and Sale of Restricted Stock. The Administrator shall have the right to issue shares of Restricted Stock subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant. Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives established by the Administrator with respect to one or more Performance Criteria, which require the Administrator to certify whether and the extent to which such Performance Criteria were achieved. The Purchase Price of Restricted Stock (which may be zero) shall be determined by the Administrator.

7.2 Restricted Stock Purchase Agreements. A Participant shall have no rights with respect to the shares of Restricted Stock covered by a Restricted Stock Agreement until the Participant has paid the full Purchase Price, if any, to the Company in the manner set forth in Section 7.3 and has executed and delivered to the Company the applicable Restricted Stock Agreement. Each Restricted Stock Agreement shall be in such form, and shall set forth such terms, conditions and restrictions of the Restricted Stock, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem appropriate. Each Restricted Stock Agreement may be different from each other Restricted Stock Agreement.

7.3 Payment of Purchase Price. Subject to any legal restrictions, payment of the Purchase Price, if any, may be made, in the discretion of the Administrator, by: (a) cash; (b) check; (c) the Participant’s promissory note in a form and on terms acceptable to the Administrator; (d) the cancellation of indebtedness of the Company to the Participant; (e) the waiver of compensation due or accrued to the Participant for services rendered; or (f) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law.

7.4 Vesting of Restricted Stock. Each share of Restricted Stock shall vest in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives established with respect to one or more Performance Criteria as shall be determined by the Administrator.

7.5 Rights as a Stockholder. Upon complying with the provisions of Section 7.2, a Participant shall have the rights of a stockholder with respect to Restricted Stock, including voting and dividend rights (subject to Section 9.6), subject to the terms, restrictions and conditions set forth in the relevant Restricted Stock Agreement.

7.6 Dividends. If payment for shares of Restricted Stock is made by promissory note, any cash dividends paid with respect to the Restricted Stock may be applied, in the discretion of the Administrator, to repayment of such note.

7.7 Compliance with Code Section 409A. Notwithstanding anything in this Article 7 to the contrary, all awards of Restricted Stock must be structured to satisfy the requirements of Code Section 409A, or an applicable exemption, as determined by the Administrator.

ARTICLE 8.

STOCK APPRECIATION RIGHTS

8.1 Grants of Stock Appreciation Rights. The Administrator shall have the right to grant pursuant to this Plan, Stock Appreciation Rights subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant. Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives established by the Administrator with respect to one or more Performance Criteria, which require the Administrator to certify whether and the extent to which such Performance Criteria were achieved.

8.2 Stock Appreciation Right Agreements. A Participant shall have no rights with respect to the Stock Appreciation Rights covered by a Stock Appreciation Right Agreement until the Participant has executed and delivered to the Company the applicable Stock Appreciation Right Agreement. Each Stock Appreciation Right Agreement shall be in such form, and shall set forth the Base Price and such other terms, conditions and restrictions of the Stock Appreciation Right Agreement, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem appropriate. Each such Stock Appreciation Right Agreement may be different from each other Stock Appreciation Right Agreement.

8.3 Base Price. The Base Price per share of Common Stock covered by each Stock Appreciation Right shall be determined by the Administrator and will be not less than 100% of Fair Market Value on the date the Stock Appreciation Right is granted. However, a Stock Appreciation Right may be granted with a Base Price lower than that set forth in the preceding sentence if such Stock Appreciation Right is granted pursuant to an assumption or substitution for another stock appreciation right in a manner satisfying the provisions of Section 409A of the Code.

8.4 Term and Termination of Stock Appreciation Rights. The term and provisions for termination of each Stock Appreciation Right shall be as fixed by the Administrator, but no Stock Appreciation Right may be exercisable more than ten (10) years after the date it is granted.

8.5 Vesting and Exercise of Stock Appreciation Rights. Each Stock Appreciation Right shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives as shall be determined by the Administrator.

8.6 Amount, Form and Timing of Settlement. Upon exercise of a Stock Appreciation Right, the Participant who holds such Stock Appreciation Right will be entitled to receive payment from the Company in an amount equal to the product of (a) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the Base Price per share of Common Stock covered by such Stock Appreciation Right and (b) the number of shares of Common Stock with respect to which such Stock Appreciation Right is being exercised. Payment in respect thereof will be made no later than thirty (30) days after such exercise, provided that such payment will be made in a manner such that no amount of compensation will be treated as deferred under Treasury Regulation Section 1.409A-1(b)(5)(i)(D). Such payment may, in the discretion of the Administrator, be in cash, shares of Common Stock of equivalent Fair Market Value as of the date of exercise, or a combination of both, except as specifically provided in the Stock Appreciation Right Agreement.

8.7 Rights as a Stockholder. Holders of Stock Appreciation Rights shall have no rights or privileges as a stockholder with respect to any shares of Common Stock covered thereby unless and until they become owners of shares of Common Stock following settlement in respect of such Stock Appreciation Rights, in whole or in part, in shares of Common Stock, pursuant to the terms, restrictions and conditions set forth in the relevant Stock Appreciation Rights Agreement.

8.8 Restrictions. Stock Appreciation Rights may not be sold, pledged or otherwise encumbered or disposed of and shall not be assignable or transferable except by will, the laws of descent and distribution or pursuant to a domestic relations order entered by a court in settlement of marital property rights, except as specifically provided in the Stock Appreciation Right Agreement or as authorized by the Administrator.

8.9 Unvested Shares. The Administrator shall have the discretion to grant Stock Appreciation Rights that may be exercised or settled for unvested shares of Common Stock on such terms and conditions as the Administrator shall determine from time to time.

8.10 Compliance with Code Section 409A. Notwithstanding anything in this Article 8 to the contrary, all award of Stock Appreciation Rights are intended to be structured to satisfy the requirements of Code Section 409A, or an applicable exemption, as determined by the Administrator.

ARTICLE 9.

ADMINISTRATION OF THE PLAN

9.1 Administrator. Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to the Committee. Each of the members shall meet the independence requirements under the then applicable rules, regulations or listing requirements adopted by The NASDAQ Stock Market or the principal exchange on which the Common Stock is then listed or admitted to trading. Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. The Board may limit the composition of the Committee to those persons necessary to comply with the requirements of Section 16 of the Exchange Act. As used herein, the term “Administrator” means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

9.2 Delegation to an Officer. To the extent authorized by applicable law, the Board may delegate to one or more officers of the Company the authority to do one or both of the following: (a) designate employees (other than officers) of the Company or any of its subsidiary corporations to be recipients of Incentive Options, Nonqualified Options, Restricted Stock Units, Restricted Stock or Stock Appreciation Rights and (b) determine the number of shares of Common Stock to be subject to such Options or Stock Appreciation Rights or to be issued as Restricted Stock Units or Restricted Stock and granted to such employees (other than officers) of the Company or any of its subsidiary corporations; provided, however, that the resolutions of the Board regarding such delegation shall specify that grants of Plan awards to employees pursuant to this Section 9.2 shall be consistent with specific parameters approved in advance by the Committee.

9.3 Powers of the Administrator. In addition to any other powers or authority conferred upon the Administrator elsewhere in this Plan or by law, the Administrator shall have full power and authority: (a) to determine the persons to whom, and the time or times at which, Incentive Options, Nonqualified Options, Restricted Stock Units, Restricted Stock or Stock Appreciation Rights shall be granted, the number of shares to be represented by each Option Agreement, Restricted Stock Unit Agreement, Restricted Stock Agreement or Stock Appreciation Right Agreement, and the Exercise Price of such Options, the Purchase Price of the Restricted Stock and the Base Price of such Stock Appreciation Rights; (b) to interpret the Plan; (c) to create, amend or rescind rules and regulations relating to the Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, Option Agreements, Restricted Stock Unit Agreements, Restricted Stock Agreements and Stock Appreciation Right Agreements; (e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant’s rights under any Option Agreement, Restricted Stock Unit Agreement, Restricted Stock Agreement or Stock Appreciation Right Agreement under the Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement, Restricted Stock Unit Agreement, Restricted Stock Agreement or Stock Appreciation Right Agreement; (g) to accelerate the vesting of any Option, Restricted Stock Unit, Restricted Stock or Stock Appreciation Right; (h) to extend the expiration date of any Option Agreement or Stock Appreciation Right Agreement; (i) to amend outstanding Option Agreements, Restricted Stock Unit Agreements, Restricted Stock Agreements or Stock Appreciation Right Agreements to provide for, among other things, any change or modification which the Administrator could have included in the original agreement or in furtherance of the powers provided for herein; and (j) to make all other determinations necessary or advisable for the administration of this Plan, but only to the extent not contrary to the express provisions of this Plan. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under this Plan shall be final and binding on the Company and all Participants. Notwithstanding any term or provision in this Plan, the Administrator shall not have the power or authority, by amendment or otherwise to extend the expiration date of an Option or Stock Appreciation Right beyond the original expiration date of such Option or Stock Appreciation Right.

9.4 Repricing Prohibited. Subject to Section 4.2, and except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), neither the Committee nor the Board shall amend the terms of outstanding awards to reduce the Exercise Price of outstanding Options or the Base Price of outstanding Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, Options with an Exercise Price that is less than the Exercise Price of the original Options, or Stock Appreciation Rights with a Base Price that is less than the Base Price of the original Stock Appreciation Rights, in each case without approval of the Company’s stockholders, evidenced by a majority of votes cast.

9.5 Limitation on Liability. No employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person’s conduct in the performance of duties under the Plan.

9.6No Dividends on Unvested Awards. The Administrator may not provide for the current payment of dividends or dividend equivalents with respect to any shares of Common Stock subject to an outstanding award granted under the Plan (or portion thereof) that has not vested. For any such award, the Committee may provide only for the accrual of dividends or dividend equivalents that will not be payable to the Participant unless and until, and only to the extent that, such award vests. No dividends or dividend equivalents shall be paid on Options or Stock Appreciation Rights.

ARTICLE 10.

RESTRICTIONS; EXTENSIONS

10.1 Recovery. All Options and Stock Appreciation Rights, or any shares of Common Stock or cash issued or awarded pursuant to the exercise of Options or Stock Appreciation Rights, and all Restricted Stock and Restricted Stock Units will be subject to recoupment in accordance with any clawback or recovery policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Administrator may impose such other clawback, recovery or recoupment provisions in a Stock Option Agreement, Stock Appreciation Right Agreement, Restricted Stock Unit Agreement or Restricted Stock Agreement as the Administrator determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

10.2 Termination for Cause. Except as explicitly provided otherwise in a Participant’s Stock Option Agreement or Stock Appreciation Right Agreement or other individual written agreement between the Company or any Affiliated Company and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date of such termination of Continuous Service. “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, shall mean Cause as defined in this Plan. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Administrator, in its sole discretion. Any determination by the Administrator that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Options or Stock Appreciation Rights held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

10.3 Extension of Termination Date.

(a) If the exercise of an Option or Stock Appreciation Right following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the Securities Act, then the Option or Stock Appreciation Right will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service (as set forth in the applicable award agreement) as extended for any period of time during which the exercise of the Option or Stock Appreciation Right would violate the Securities Act, and (ii) the final expiration of the Option or Stock Appreciation Right as set forth in the applicable Stock Option Agreement or Stock Appreciation Right Agreement.

(b) Unless otherwise provided in a Participant’s Option Agreement or Stock Appreciation Right Agreement, if the sale of any Common Stock received on exercise of an Option or Stock Appreciation Right following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s Insider Trading Policy (assuming, for this purpose, that Participant’s Continuous Service had not terminated and thus the provisions of the Insider Trading Policy continued to apply to Participant), then the Option or Stock Appreciation Right will terminate on the earlier of (i) the expiration of a period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service (as set forth in the applicable award agreement) as extended for any period of time during which the sale of the Common Stock received upon exercise of the Option or Stock Appreciation Right would violate the Insider Trading Policy (assuming, for this purpose, that Participant’s Continuous Service had not terminated and thus the provisions of the Insider Trading Policy continued to apply to Participant) if, and only if, such violation of the Insider Trading Policy arose during the unmodified post-termination exercise period, or (ii) the final expiration of the term of the Option or Stock Appreciation Right as set forth in the applicable Stock Option Agreement or Stock Appreciation Right Agreement.

ARTICLE 11.

CHANGE IN CONTROL

11.1 Options and Stock Appreciation Rights. In order to preserve a Participant’s rights with respect to any outstanding Options or Stock Appreciation Rights in the event of a Change in Control of the Company:

(a) Vesting of all outstanding Options and Stock Appreciation Rights shall accelerate automatically effective as of immediately prior to the consummation of the Change in Control unless the Options or Stock Appreciation Rights are to be assumed by the acquiring or successor entity (or parent thereof) or new options, stock appreciation rights or New Incentives are to be issued in exchange therefor, as provided in subsection (b) below.

(b) Vesting of outstanding Options or Stock Appreciation Rights shall not accelerate if and to the extent that: (i) the Options or Stock Appreciation Rights (including the unvested portion thereof) are to be assumed by the acquiring or successor entity (or parent thereof) or new options or stock appreciation rights of comparable value and containing such terms and provisions as the Administrator in its discretion may consider equitable are to be issued in exchange therefor pursuant to the terms of the Change in Control transaction, or (ii) the Options or Stock Appreciation Rights (including the unvested portion thereof) are to be replaced by the acquiring or successor entity (or parent thereof) with other incentives of comparable value containing such terms and provisions as the Administrator in its discretion may consider equitable under a new incentive program (“New Incentives”). If outstanding Options or Stock Appreciation Rights are assumed, or if new options or stock appreciation rights of comparable value are issued in exchange therefor, then each such Option, new option, Stock Appreciation Right or new stock appreciation right shall be appropriately adjusted, concurrently with the Change in Control, to apply to the number and class of securities or other property that the Participant would have received pursuant to the Change in Control transaction in exchange for the shares that would have been issued upon exercise of the Option or Stock Appreciation Right had the Option or Stock Appreciation Right been exercised immediately prior to the Change in Control and, with respect to Stock Appreciation Rights, payments in respect of such Stock Appreciation Right been made in shares, and appropriate adjustment also shall be made to the Exercise Price or Base Price such that the aggregate Exercise Price of each such Option or new option or Base Price of each Stock Appreciation Right or new stock appreciation right shall remain the same as nearly as practicable and in a manner satisfying the provisions of Sections 409A and 424 of the Code.

(c) If any Option or Stock Appreciation Right is assumed by an acquiring or successor entity (or parent thereof) or a new option or stock appreciation right of comparable value or New Incentive is issued in exchange therefor pursuant to the terms of a Change in Control transaction, then, if so provided in an Option Agreement or Stock Appreciation Right Agreement, the vesting of the Option, new option, Stock Appreciation Right, new stock appreciation right or New Incentive shall accelerate if and at such time as the Participant’s service as an employee, director, officer, consultant or other Service Provider to the acquiring or successor entity (or a parent or subsidiary thereof) is terminated involuntarily or voluntarily under certain circumstances within a specified period following consummation of the Change in Control, pursuant to such terms and conditions as shall be set forth in the Option Agreement or Stock Appreciation Right Agreement.

(d) If vesting of outstanding Options or Stock Appreciation Rights will accelerate pursuant to subsection (a) above, the Administrator in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each Option or Stock Appreciation Right for an amount of cash or other property having a value equal to (i) with respect to each Option, the amount (or “spread”) by which, (x) the value of the cash or other property that the Optionee would have received pursuant to the Change in Control transaction in exchange for the shares issuable upon exercise of the Option had the Option been exercised immediately prior to the Change in Control, exceeds (y) the Exercise Price of the Option, and (ii) with respect to each Stock Appreciation Right, the value of the cash or other property that the Participant would have received had the Stock Appreciation Right been exercised immediately prior to the Change in Control.

(e) The Administrator shall have the discretion to provide in each Option Agreement and Stock Appreciation Right Agreement other terms and conditions that relate to (i) vesting of such Option or Stock Appreciation Right in the event of a Change in Control and (ii) assumption of such Options or Stock Appreciation Rights or issuance of comparable securities or New Incentives in the event of a Change in Control. The aforementioned terms and conditions may vary in each Option Agreement and Stock Appreciation Right Agreement, and may be different from and have precedence over the provisions set forth in Sections 11.1(a) - 11.1(d) above.

(f) Outstanding Options and Stock Appreciation Rights shall terminate and cease to be exercisable upon consummation of a Change in Control except to the extent that the Options or Stock Appreciation Rights are assumed by the successor entity (or parent thereof) pursuant to the terms of the Change in Control transaction.

(g) If outstanding Options or Stock Appreciation Rights will not be assumed by the acquiring or successor entity (or parent thereof), the Administrator shall cause written notice of a proposed Change in Control transaction to be given to the Participants who hold Options and Stock Appreciation Rights not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

11.2 Restricted Stock Units and Restricted Stock. In order to preserve a Participant’s rights with respect to any outstanding Restricted Stock Units or Restricted Stock in the event of a Change in Control of the Company:

(a) All Restricted Stock Units and Restricted Stock shall vest in full effective as of immediately prior to the consummation of the Change in Control, except to the extent that in connection with such Change in Control, the acquiring or successor entity (or parent thereof) provides for the continuance or assumption of Restricted Stock Unit Agreements or Restricted Stock Agreements or the substitution of new agreements of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares.

(b) The Administrator in its discretion may provide in any Restricted Stock Unit Agreement or Restricted Stock Agreement that if, upon a Change in Control, the acquiring or successor entity (or parent thereof) assumes such Restricted Stock Unit Agreement or Restricted Stock Agreement or substitutes new agreements of comparable value and containing such terms and provisions as the Administrator in its discretion may consider equitable covering shares of a successor corporation (with appropriate adjustments as to the number and kind of shares), then the Restricted Stock Units or Restricted Stock or any substituted shares covered thereby shall immediately vest in full, if the Participant’s service as an employee, director, officer, consultant or other Service Provider to the acquiring or successor entity (or a parent or subsidiary thereof) is terminated involuntarily or voluntarily under certain circumstances within a specified period following consummation of a Change in Control, pursuant to such terms and conditions as shall be set forth in the Restricted Stock Unit Agreement or Restricted Stock Agreement.

(c) If vesting of outstanding Restricted Stock Units or Restricted Stock will accelerate pursuant to subsection (a) above, the Administrator in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each Restricted Stock Unit or Restricted Stock for an amount of cash or other property having a value equal to the value of the cash or other property that the Participant would have received had the Restricted Stock vested immediately prior to the Change in Control.

(d) The Administrator shall have the discretion to provide in each Restricted Stock Unit Agreement or Restricted Stock Agreement other terms and conditions that relate to (i) vesting of such Restricted Stock Units or Restricted Stock in the event of a Change in Control and (ii) assumption of such Restricted Stock Unit Agreements or Restricted Stock Agreements or issuance of substitute new agreements of comparable value in the event of a Change in Control. The aforementioned terms and conditions may vary in each Restricted Stock Unit Agreement or Restricted Stock Agreement, and may be different from and have precedence over the provisions set forth in Sections 11.2(a) - 11.2(c) above.

11.3 Dissolution or Liquidation. Except as otherwise provided in an Option Agreement, Restricted Stock Unit Agreement, Restricted Stock Agreement or Stock Appreciation Right Agreement, in the event of a dissolution, liquidation or winding up of the Company, all outstanding Options, Stock Appreciation Rights and Restricted Stock Units will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition under an award of Restricted Stock or pursuant to early exercise of an Option, may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such award is providing Continuous Service; provided, however, that the Administrator may, in its sole discretion, cause some or all Options, Restricted Stock Units, Restricted Stock and Stock Appreciation Rights to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such awards have not previously expired or terminated) before the dissolution, liquidation or winding up is completed but contingent on its completion.

ARTICLE 12.

AMENDMENT AND TERMINATION OF THE PLAN

12.1 Amendments. The Board may from time to time alter, amend, suspend or terminate this Plan in such respects as the Board may deem advisable. No such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any Participant under an outstanding Option Agreement, Restricted Stock Unit Agreement, Restricted Stock Agreement or Stock Appreciation Right Agreement without such Participant’s consent. The Board may alter or amend the Plan to comply with requirements under the Code relating to Incentive Options or other types of options which give Optionees more favorable tax treatment than that applicable to Options granted under this Plan as of the date of its adoption. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions. The Board may also adopt amendments of the Plan relating to certain nonqualified deferred compensation under Section 409A of the Code and/or ensuring the Plan or any awards granted under the Plan are exempt from, or compliant with, the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law.

12.2 Foreign Participants. The Board may from time to time adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Service Providers who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Option Agreement, Restricted Stock Unit Agreement, Restricted Stock Agreement or Stock Appreciation Right Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

12.3 Plan Termination. Unless this Plan shall theretofore have been terminated, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date and no Options, Restricted Stock Units, Restricted Stock or Stock Appreciation Rights may be granted under the Plan thereafter, but Option Agreements, Restricted Stock Unit Agreements, Restricted Stock Agreement and Stock Appreciation Right Agreements then outstanding shall continue in effect in accordance with their respective terms.

ARTICLE 13.

TAXES

13.1 Withholding. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable minimum Federal, state, and local tax withholding requirements with respect to any Options, Restricted Stock Units, Restricted Stock or Stock Appreciation Rights. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such tax, in whole or in part, up to an amount determined on the basis of the highest marginal tax rate applicable to such Participant, by (a) directing the Company to apply shares of Common Stock to which the Participant is entitled as a result of the exercise of an Option or Stock Appreciation Right or vesting of a Restricted Stock Unit or Restricted Stock or (b) delivering to the Company shares of Common Stock owned by the Participant. The shares of Common Stock so applied or delivered in satisfaction of the Participant’s tax withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

13.2 Compliance with Section 409A of the Code. Options, Restricted Stock Units, Restricted Stock and Stock Appreciation Rights will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A of the Code, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Option Agreement, Restricted Stock Unit Agreement, Restricted Stock Agreement and Stock Appreciation Right Agreement is intended to meet the requirements of Section 409A of the Code and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Option, Restricted Stock Unit, Restricted Stock or Stock Appreciation Right or grant, payment, settlement or deferral thereof is subject to Section 409A of the Code such Option, Restricted Stock Unit, Restricted Stock or Stock Appreciation Right will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A of the Code, such that the grant, payment, settlement or deferral thereof will not be subject to the additional tax or interest applicable under Section 409A of the Code. Notwithstanding the generality of the preceding sentence, to the extent any grant, payment, settlement or deferral of an Option Agreement, Restricted Stock Unit Agreement, Restricted Stock Agreement or Stock Appreciation Right Agreement subject to Section 409A is subject to the requirement under Section 409A(a)(2)(B)(i) of the Code that such grant, payment, settlement or deferral be delayed until six (6) months after Participant’s separation from service if Participant is a specified employee within the meaning of the aforesaid section of the Code at the time of such separation from service, then such grant, payment, settlement or deferral will not be made before the date which is six (6) months after the date of such separation from service (or, if earlier, the date of death of such Participant).

ARTICLE 14.

MISCELLANEOUS

14.1 Benefits Not Alienable. Other than as provided above, benefits under this Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be without effect.

14.2 No Enlargement of Employee Rights. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant to be consideration for, or an inducement to, or a condition of, the employment of any Participant. Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Affiliated Company or to interfere with the right of the Company or any Affiliated Company to discharge any Participant at any time. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising any right under any outstanding awards under the Plan. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Option or any other form of award under the Plan or a possible period in which such Option or other award may not be exercised. The Company has no duty or obligation to reduce the tax consequences of any award granted to a Participant under the Plan.

14.3 Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Option Agreements or Restricted Stock Agreements, except as otherwise provided herein, will be used for general corporate purposes.

14.4 Annual Reports. During the term of this Plan, the Company will furnish to each Participant who does not otherwise receive such materials, copies of all reports, proxy statements and other communications that the Company distributes generally to its stockholders or as otherwise required by applicable law.

14.5 Stockholder Approval. This Plan shall be effective as of the approval of the stockholders of the Company.

14.6 Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

TANDEM® DIABETES CARE

11075 Roselle Street
San Diego, CA 92121

tandemdiabetes.com

ANNUAL MEETING OF STOCKHOLDERS OF

TANDEM DIABETES CARE, INC.

May 22, 2019

PROXY VOTING INSTRUCTIONS

INTERNET - Access **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) if calling from the United States, or **1-718-921-8500** if calling from foreign countries, from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the cut-off or meeting date.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, Proxy Statement, Form of Electronic Proxy Card, and Annual Report on Form 10-K are available at **http://www.astproxyportal.com/ast/21769**

Please detach along perforated line and mail in the envelope provided.

20330300030400000000 9 052219

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, "FOR" PROPOSALS 2, 3 AND 4, AND FOR "ONE YEAR" FOR PROPOSAL 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly be brought before the Annual Meeting. This proxy, when properly executed, will be voted as directed herein by the undersigned Stockholder. **If no direction is made, this proxy will be voted "FOR ALL NOMINEES" in Proposal 1, "FOR" Proposals 2, 3 and 4, and for "ONE YEAR" on Proposal 5.**

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.